UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2022 through April 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Semi-Annual Report
J.P. Morgan International Equity Funds
April 30, 2023  (Unaudited)
JPMorgan Emerging Markets Equity Fund
JPMorgan Emerging Markets Research Enhanced Equity Fund
JPMorgan Europe Dynamic Fund
JPMorgan International Equity Fund
JPMorgan International Focus Fund
JPMorgan International Hedged Equity Fund
JPMorgan International Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
June 15, 2023 (Unaudited)
Dear Shareholder,
Financial markets largely generated positive returns for the six months ended April 30, 2023, even as rising interest rates, weaker corporate earnings and geopolitical uncertainty weighed on global economic growth. Overall, global equity markets – led by European stocks – generally outperformed bond markets for the reporting period.

“While the effects of rising interest
rates is likely to adversely impact
economic growth in the months
ahead, other factors may aid the
global economic outlook, as energy
prices have trended downward in
recent months and the re-opening of
China’s economy may provide
support for increased global trade.”
— Brian S. Shlissel

While economic growth has slowed in recent quarters, to date, the U.S. has avoided formal entry into a recession. Moreover, inflation has decelerated from last year’s historical highs as energy and electricity prices receded in 2023, allowing the U.S. Federal Reserve in June 2023 to refrain from further raising interest rates for the first time since January 2022, though the central bank stated it may find it necessary to raise rates in the future. The job market in the U.S. remained strong throughout the period as the reported monthly unemployment rate ranged between 3.6% and 3.4% for the six months ended April 30, 2023.
Across Europe, inflationary pressures remained high and both the European Central Bank and the Bank of England continued to raise interest rates during the period. Unemployment across the EU stood at 6%, while the U.K. jobless rate fell to 3.8% in
April 2023. Notably, European equity markets generally outperformed other developed markets during the period, potentially driven by more attractive valuations relative to U.S. companies.
The International Monetary Fund’s (IMF) April 2023 economic outlook warned that global output is likely to decline to 2.8% for 2023, amid weakness in parts of the financial sector, continued inflationary pressures and the ongoing war in Ukraine. Further, the IMF forecast developed market economies to decelerate at a faster pace than emerging market economies.
While the effects of rising interest rates is likely to adversely impact economic growth in the months ahead, other factors may aid the global economic outlook, as energy prices have trended downward in recent months and the re-opening of China’s economy may provide support for increased global trade.  Regardless of the economic backdrop, we believe investors who hold a well-diversified portfolio and a long-term outlook may be better positioned to benefit from opportunities presented by global financial markets. Our suite of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

April 30, 2023	J.P. Morgan International Equity Funds	1

J.P. Morgan International Equity Funds
MARKET OVERVIEW
SIX MONTHS ENDED April 30, 2023 (Unaudited)
Global financial markets largely generated positive returns for the period and completed a rebound from the sell-offs that marked the middle of 2022. Developed markets equity generally outperformed emerging markets equity, while European equity markets outperformed U.S. equity.
However, equity markets performance was mixed on a month-to-month basis, even if the overall trend was upward. For the six months ended April 30, 2023, the  MSCI EAFE Index returned 24.19%, the MSCI Emerging Markets Index returned 16.36% and the S&P 500 Index returned 8.63%.
Leading central banks continued to raise interest rates throughout the six-month period, though the size of increases narrowed in 2023 as the policy response to inflationary pressure grew less aggressive. Notably, the Bank of Japan maintained its negative interest rate policy amid weak consumption data and marginal economic growth.
While global inflation rates remained elevated during the period, they retreated from the 40-year highs reached in 2022, and price data in the U.S. and the Euro Area indicated a slowing trend. Though inflation in the U.K. declined in the final months of 2022, the U.K. consumer price index rose more than expected in 2023.
Lower energy prices were a leading contributor to declining global inflation in the second half of the period. Following Russia’s invasion of Ukraine in late February 2022, the European Union and the U.K. largely avoided an extended energy crisis by securing alternative sources to Russian natural gas and moved to build up reserves of both natural gas and petroleum ahead of the winter months.
Meanwhile, economic activity and aggregate demand in China accelerated after the country’s leadership lifted strict anti-pandemic policies in late 2022. The rebound in China helped to lift equity prices in China and its leading emerging market trading partners.

2	J.P. Morgan International Equity Funds	April 30, 2023

JPMorgan Emerging Markets Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	18.69%
MSCI Emerging Markets Index (net total return)	16.36%
Net Assets as of 4/30/2023 (In Thousands)	$8,089,047
INVESTMENT OBJECTIVE**
The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the MSCI Emerging Markets Index (the “Benchmark”) for the six months ended April 30, 2023.
The Fund’s security selection in the financials and consumer staples sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the information technology and energy sectors was a leading detractor form relative performance.
By country, the Fund’s security selection in Taiwan and underweight position in Saudi Arabia were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in China and its out-of-Benchmark allocation to Belarus were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in AIA Group Ltd. and MercadoLibre Inc., and its overweight position in Taiwan Semiconductor Manufacturing Co. Shares of AIA Group, a Hong Kong investment holding company and life insurance provider, rose as business activity resumed in China following the end of strict anti-pandemic policies in the second half of 2022. Shares of MercadoLibre, an e-commerce provider based in Uruguay, rose after reporting consecutive quarters of better-than-expected earnings and revenue. Shares of Taiwan Semiconductor Manufacturing rose after the company reported better-than-expected earnings for the fourth quarter of 2022 and outlined plans to reduce spending in 2023.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in EPAM Systems Inc. and its overweight positions in JD.com Inc. and Infosys Inc. Shares of EPAM Systems, a global provider of software development and digital platform services that largely operates from Belarus, fell after the company issued a weaker-than-expected earnings forecast for 2023. Shares of JD.com, a Chinese e-commerce provider, fell after the company reported slowing growth in sales during the period. Shares of Infosys, an Indian digital services and consulting company, fell after the company reported lower-than-expected earnings and revenue for the fourth quarter of 2022.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth.
As a result of this process, the Fund’s largest sector overweight allocations relative to the Benchmark during the period were in the information technology and consumer staples sectors and its largest relative underweight allocations were in the materials and communication services sectors. The Fund’s largest country overweight allocations relative to the Benchmark during the period were in India and Argentina and its largest relative underweight allocations were in Saudi Arabia and South Korea.

April 30, 2023	J.P. Morgan International Equity Funds	3

JPMorgan Emerging Markets Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	8.2%
2.	Samsung Electronics Co. Ltd. (South Korea)	6.4
3.	Tencent Holdings Ltd. (China)	4.3
4.	MercadoLibre, Inc. (Brazil)	3.5
5.	HDFC Bank Ltd. (India)	3.4
6.	Housing Development Finance Corp. Ltd. (India)	3.2
7.	AIA Group Ltd. (Hong Kong)	2.8
8.	Bank Rakyat Indonesia Persero Tbk. PT (Indonesia)	2.6
9.	Kotak Mahindra Bank Ltd. (India)	2.3
10.	Bank Central Asia Tbk. PT (Indonesia)	2.3

PORTFOLIO COMPOSITION BY COUNTRY AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
China	23.5%
India	22.8
Taiwan	12.9
South Korea	8.4
Brazil	7.7
Hong Kong	6.1
Indonesia	4.9
Mexico	3.7
United States	3.5
South Africa	3.0
Portugal	1.5
Panama	1.0
Others (each less than 1.0%)	0.9
Short-Term Investments	0.1

4	J.P. Morgan International Equity Funds	April 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge **		12.27%	(7.17)%	(0.22)%	2.02%
Without Sales Charge		18.48	(2.02)	0.87	2.57
CLASS C SHARES	February 28, 2006
With CDSC ***		17.19	(3.53)	0.37	2.16
Without CDSC		18.19	(2.53)	0.37	2.16
CLASS I SHARES	September 10, 2001	18.66	(1.80)	1.12	2.82
CLASS L SHARES	November 15, 1993	18.69	(1.69)	1.22	2.95
CLASS R2 SHARES	July 31, 2017	18.31	(2.32)	0.57	2.36
CLASS R3 SHARES	July 31, 2017	18.46	(2.09)	0.82	2.54
CLASS R4 SHARES	July 31, 2017	18.61	(1.84)	1.07	2.79
CLASS R5 SHARES	September 9, 2016	18.72	(1.70)	1.22	2.95
CLASS R6 SHARES	December 23, 2013	18.74	(1.59)	1.32	3.04

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/13 TO 4/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.
Returns shown for Class R2 Shares and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.
Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund and the MSCI Emerging Markets Index (net total return) from April 30, 2013 to April 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI Emerging Markets Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

April 30, 2023	J.P. Morgan International Equity Funds	5

JPMorgan Emerging Markets Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. Morgan International Equity Funds	April 30, 2023

JPMorgan Emerging Markets Research Enhanced Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares) *	17.55%
MSCI Emerging Markets Index (net total return)	16.36%
Net Assets as of 4/30/2023 (In Thousands)	$2,386,407
INVESTMENT OBJECTIVE**
The JPMorgan Emerging Markets Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class R6 Shares outperformed the MSCI Emerging Markets Index  (the “Benchmark”) for the six months ended April 30, 2023.
By sector, the Fund’s security selection in the financials and utilities sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the industrials and energy sectors was a leading detractor from relative performance.
By country, the Fund’s security selection in India and Taiwan was a leading contributor to relative performance, while the Fund’s security selection in China and Thailand was a leading detractor to relative performance.
Leading individual contributors to relative performance included the Fund’s underweight positions in Adani Total Gas Ltd. and Banco Bradesco S/A and its overweight position in Tencent Holdings Ltd. Shares of Adani Total Gas, an Indian natural gas utility not held in the Fund, fell sharply in the second half of the period amid investor concerns about business practices across the parent Adani Group of companies. Shares of Banco Bradesco, a Brazilian financial services company not held in the Fund, fell amid investor concerns about the economic outlook for Brazil. Shares of Tencent Holdings, a Chinese e-commerce provider, rose amid sales growth and a broad rebound in China’s technology sector during the second half of the period.
Leading individual detractors from relative performance included the Fund’s overweight positions in Lojas Renner SA and Alinma Bank, and its underweight position in PetroChina Co. Shares of Lojas Renner, a Brazilian department store chain, fell amid investor concerns about the company’s outlook for growth. Shares of Alinma, a Saudi Arabian bank, fell after the company reported lower-than-expected growth in annual net income. Shares of PetroChina, a Chinese state-owned petroleum and natural gas producer not held in the Fund, rose amid investor demand for lower valuation stocks in the global energy sector.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a combination of a disciplined portfolio construction process with in-depth fundamental research into individual securities conducted by a global network of research analysts to identify what they believed to be their relative value.
As a result of this process, by sector, the Fund’s largest overweight allocations relative to the Benchmark during the period were in the financials and consumer staples sectors and its largest underweight allocations were in the health care and industrials sectors.
By country, the Fund’s largest overweight allocations relative to the Benchmark during the period were in Mexico and South Korea and its largest relative underweight allocations were in Turkey and Kuwait.

April 30, 2023	J.P. Morgan International Equity Funds	7

JPMorgan Emerging Markets Research Enhanced Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	6.4%
2.	Tencent Holdings Ltd. (China)	4.6
3.	Samsung Electronics Co. Ltd. (South Korea)	4.4
4.	Alibaba Group Holding Ltd. (China)	2.6
5.	Reliance Industries Ltd. (India)	1.6
6.	China Construction Bank Corp., Class H (China)	1.2
7.	Meituan (China)	1.2
8.	Housing Development Finance Corp. Ltd. (India)	1.2
9.	Ping An Insurance Group Co. of China Ltd., Class H (China)	1.0
10.	Vale SA, ADR (Brazil)	1.0

PORTFOLIO COMPOSITION BY COUNTRY AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
China	31.4%
Taiwan	14.3
India	13.7
South Korea	12.5
Brazil	5.6
South Africa	4.3
Saudi Arabia	3.8
Mexico	3.2
Thailand	2.3
Indonesia	2.2
Malaysia	1.0
Others (each less than 1.0%)	4.8
Short-Term Investments	0.9

8	J.P. Morgan International Equity Funds	April 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS I SHARES	January 30, 2019	17.50%	(5.69)%	2.78%
CLASS R6 SHARES	December 11, 2018	17.55	(5.63)	2.88

*	Not annualized.
LIFE OF FUND PERFORMANCE (12/11/18 TO 4/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The Fund commenced operations on December 11, 2018.
Returns for Class I Shares prior to its inception date are based on the performance of Class R6 Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class R6 Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan Emerging Markets Research Enhanced Equity Fund and the MSCI Emerging Markets Index (net total return) from December 11, 2018 to April 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI Emerging Markets Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class R6 Shares have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date.
Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, noninfringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

April 30, 2023	J.P. Morgan International Equity Funds	9

JPMorgan Europe Dynamic Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	24.33%
MSCI Europe Index (net total return)	28.24%
Net Assets as of 4/30/2023 (In Thousands)	$640,016
INVESTMENT OBJECTIVE**
The JPMorgan Europe Dynamic Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the MSCI Europe Index (net total return) (the “Benchmark”) for the six months ended April 30, 2023.
Relative to the Benchmark, the Fund’s security selection in the industrials and information technology sectors was a leading detractor from performance, while the Fund’s security selection in the financials and health care sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Hexatronic Group AB and Verbio Vereinigte BioEnergie AG, and its overweight position in NN Group NV. Shares of Hexatronic, a Swedish fiber optic equipment provider, fell amid investor concerns about the broader fiber-optic sector’s ability to raise capital. Shares of Verbio Vereinigte BioEnergie, a German biofuels manufacturer, fell after the company lowered its earnings forecast amid lower prices for bioethanol and higher input costs during the period. Shares of NN Group, a Dutch insurance and financial services provider, fell after the company reported lower operating profit for the second half of its fiscal year.
Leading individual contributors to relative performance included the Fund’s overweight positions in UniCredit SpA, Novo Nordisk A/S and LVMH Moet Hennessey Louis Vuitton SE. Shares of UniCredit, an Italian banking and financial services company, rose after the company reported better-than-expected results for the first quarter of 2023. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products provider, rose amid consumer demand for the company’s weight-loss drug and after the company reported revenue growth for the first quarter of 2023. Shares of LVMH Moet Hennessey Louis Vuitton, a luxury goods manufacturer, rose amid strong consumer demand and record revenue through the first quarter of 2023.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	LVMH Moet Hennessy Louis Vuitton SE (France)	4.6%
2.	Novo Nordisk A/S, Class B (Denmark)	4.6
3.	Nestle SA (Registered)	4.0
4.	Novartis AG (Registered) (Switzerland)	4.0
5.	TotalEnergies SE (France)	3.1
6.	BP plc (United Kingdom)	3.0
7.	Siemens AG (Registered) (Germany)	2.4
8.	Allianz SE (Registered) (Germany)	2.3
9.	Koninklijke Ahold Delhaize NV (Netherlands)	2.2
10.	Vinci SA (France)	2.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
France	21.1%
Germany	16.8
United Kingdom	12.1
Switzerland	7.5
United States	6.8
Denmark	5.8
Ireland	4.9
Sweden	3.3
Netherlands	2.8
Finland	2.6
Spain	2.5
Italy	2.2
Austria	1.3
China	1.2
Others (each less than 1.0%)	1.2
Short-Term Investments	7.9

10	J.P. Morgan International Equity Funds	April 30, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

April 30, 2023	J.P. Morgan International Equity Funds	11

JPMorgan Europe Dynamic Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge **		17.82%	7.70%	2.86%	4.67%
Without Sales Charge		24.33	13.68	3.98	5.24
CLASS C SHARES	November 1, 1998
With CDSC ***		23.04	12.13	3.46	4.82
Without CDSC		24.04	13.13	3.46	4.82
CLASS I SHARES	September 10, 2001	24.46	13.91	4.23	5.52
CLASS L SHARES	September 10, 2001	24.55	14.09	4.37	5.68
CLASS R6 SHARES	October 1, 2018	24.60	14.19	4.46	5.73

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/13 TO 4/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Europe Dynamic Fund and the MSCI Europe Index (net total return) from April 30, 2013 to April 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI Europe Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in the developed markets countries in Europe. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. Morgan International Equity Funds	April 30, 2023

JPMorgan International Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	24.98%
MSCI EAFE Index (net total return)	24.19%
Net Assets as of 4/30/2023 (In Thousands)	$4,400,822
INVESTMENT OBJECTIVE**
The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of total return) (the “Benchmark”) for the six months ended April 30, 2023.
Relative to the Benchmark, the Fund’s security selection in the financials sector and its underweight position in the real estate sector, where the Fund had no holdings, were leading contributors to relative performance, while the Fund’s security selection in the industrials and utilities sectors was a leading detractor from relative performance.
By region, the Fund’s security selection in Europe, excluding the U.K., and in the Pacific, excluding Japan, was a leading contributor to performance. The Fund’s security selection in the U.K. and its out-of-Benchmark allocation to emerging markets were the leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Novo Nordisk A/S and LVMH Moet Hennessey Louis Vuitton SE, and its underweight position in Toyota Motor Corp. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products provider, rose amid consumer demand for the company’s weight-loss drug and after the company reported revenue growth for the first quarter of 2023. Shares of LVMH Moet Hennessey Louis Vuitton, a luxury goods manufacturer, rose amid strong consumer demand and record revenue through the first quarter of 2023. Shares of Toyota Motor, a Japanese automobile manufacturer, fell after the company named a new chief executive and chairman, and after it reported a decline in North American sales.
Leading individual detractors from relative performance included the Fund’s overweight positions in Roche Holding AG, DBS Group Holdings Ltd. and Kyowa Kirin Co. Shares of Roche Holdings, a Swiss pharmaceutical and diagnostics company, fell after the company forecast weaker earnings in 2023 amid a drop in sales of Covid treatments. Shares of DBS Group Holdings, a Singapore financial services provider, fell after the company reported a disruption in its digital services to customers. Shares of Kyowa Kirin, a Japanese maker of pharmaceuticals and other medical products, fell after the company lowered its forecast for 2023 earnings.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

April 30, 2023	J.P. Morgan International Equity Funds	13

JPMorgan International Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered)	3.7%
2.	Shell plc (Netherlands)	3.0
3.	AstraZeneca plc (United Kingdom)	2.7
4.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.3
5.	Novo Nordisk A/S, Class B (Denmark)	2.3
6.	TotalEnergies SE (France)	2.3
7.	Roche Holding AG	2.3
8.	ASML Holding NV (Netherlands)	2.1
9.	Iberdrola SA (Spain)	1.9
10.	DBS Group Holdings Ltd. (Singapore)	1.9

PORTFOLIO COMPOSITION BY COUNTRY AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
Japan	16.0%
France	15.9
United States	9.9
Germany	9.4
United Kingdom	9.2
Netherlands	5.1
Denmark	4.5
Hong Kong	4.0
Sweden	2.8
Switzerland	2.7
Australia	2.5
Spain	1.9
Singapore	1.9
South Korea	1.2
Belgium	1.0
India	1.0
Others (each less than 1.0%)	3.5
Short-Term Investments	7.5

14	J.P. Morgan International Equity Funds	April 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge **		18.30%	3.83%	2.21%	3.81%
Without Sales Charge		24.88	9.57	3.32	4.37
CLASS C SHARES	January 31, 2003
With CDSC ***		23.54	7.98	2.81	3.95
Without CDSC		24.54	8.98	2.81	3.95
CLASS I SHARES	January 1, 1997	24.98	9.80	3.58	4.63
CLASS R2 SHARES	November 3, 2008	24.73	9.24	3.02	4.08
CLASS R5 SHARES	May 15, 2006	25.05	9.94	3.69	4.78
CLASS R6 SHARES	November 30, 2010	25.16	10.07	3.80	4.87

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/13 TO 4/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund and the MSCI EAFE Index (net total return) from April 30, 2013 to April 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI EAFE Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2023	J.P. Morgan International Equity Funds	15

JPMorgan International Focus Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	23.83%
MSCI ACWI ex USA Index (net total return)	20.65%
Net Assets as of 4/30/2023 (In Thousands)	$1,338,536
INVESTMENT OBJECTIVE**
The JPMorgan International Focus Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the MSCI ACWI ex USA Index (net total return) (the “Benchmark”) for the six months ended April 30, 2023.
The Fund’s security selection in the communication services and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples sector was the sole sector detractor from relative performance.
By region, the Fund’s security selection in emerging markets and continental Europe was a leading contributor to relative performance, while the Fund’s security selection in the U.K. and its overweight position in North America (Canada) were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in LVMH Moet Hennessey Louis Vuitton SE, Novo Nordisk AS and Tencent Holdings Ltd. Shares of LVMH Moet Hennessey Louis Vuitton, a luxury goods manufacturer, rose amid strong consumer demand and record revenue through the first quarter of 2023. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products provider, rose amid consumer demand for the company’s weight-loss drug and after the company reported revenue growth for the first quarter of 2023. Shares of Tencent Holdings, a Chinese e-commerce provider, rose after the company reported a surge in sales during the period and amid a broader economic recovery in China.
Leading individual detractors from relative performance included the Fund’s overweight positions in Toronto-Dominion Bank, Canadian National Railway Co. and Roche Holding AG. Shares of Toronto-Dominion, a Canadian banking and financial services provider, fell amid the company’s failed negotiations to acquire First Horizon Corp. Shares of Canadian National Railway, a freight rail operator, underperformed amid a retreat in commodities prices during the period and investor expectations for lower 2023 earnings among large freight railroads. Shares of Roche Holdings, a Swiss pharmaceutical and diagnostics company, fell after the company forecast weaker earnings in 2023 amid a drop in sales of Covid treatments.
HOW WAS THE FUND POSITIONED?
By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the portfolio managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on their share prices.

16	J.P. Morgan International Equity Funds	April 30, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Shell plc (Netherlands)	4.5%
2.	Nestle SA (Registered)	4.3
3.	Samsung Electronics Co. Ltd. (South Korea)	3.5
4.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	3.0
5.	Allianz SE (Registered) (Germany)	2.9
6.	TotalEnergies SE (France)	2.8
7.	HDFC Bank Ltd., ADR (India)	2.7
8.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.6
9.	Canadian National Railway Co. (Canada)	2.5
10.	ASML Holding NV (Netherlands)	2.5

PORTFOLIO COMPOSITION BY COUNTRY AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
France	13.5%
United States	11.0
Japan	9.6
Germany	8.6
United Kingdom	8.0
Netherlands	7.0
Canada	6.5
South Korea	3.5
Denmark	3.2
Taiwan	3.0
Indonesia	2.8
India	2.7
Singapore	2.4
Spain	2.4
China	2.3
Australia	2.3
Hong Kong	2.2
Belgium	2.0
Sweden	1.6
Mexico	1.1
South Africa	1.1
Short-Term Investments	3.2

April 30, 2023	J.P. Morgan International Equity Funds	17

JPMorgan International Focus Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 30, 2011
With Sales Charge **		17.23%	1.68%	2.59%	4.54%
Without Sales Charge		23.70	7.31	3.70	5.10
CLASS C SHARES	November 30, 2011
With CDSC ***		22.39	5.73	3.18	4.68
Without CDSC		23.39	6.73	3.18	4.68
CLASS I SHARES	November 30, 2011	23.83	7.54	3.96	5.39
CLASS R2 SHARES	November 30, 2011	23.54	7.00	3.39	4.81
CLASS R5 SHARES	November 30, 2011	23.87	7.64	4.06	5.51
CLASS R6 SHARES	November 30, 2011	23.99	7.75	4.17	5.60

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/13 TO 4/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The Fund commenced operations on November 30, 2011.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Focus Fund and the MSCI ACWI ex USA Index (net total return) from April 30, 2013 to April 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI ACWI ex USA Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI ACWI ex USA Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed and emerging markets, excluding the U.S. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. Morgan International Equity Funds	April 30, 2023

JPMorgan International Hedged Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	14.69%
MSCI EAFE Index (net total return)	24.19%
ICE BofA 3-Month US Treasury Bill Index	2.10%
Net Assets as of 4/30/2023 (In Thousands)	$147,382
INVESTMENT OBJECTIVE**
The JPMorgan International Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the MSCI EAFE Index (net total return) (the “Benchmark”) and outperformed the ICE BofA 3-Month U.S. Treasury Bill Index for the six months ended April 30, 2023. The Fund’s options hedge allowed the Fund to generally perform as designed during the reporting period with about 46% of the Benchmark’s volatility.
The Fund’s security selection in the pharmaceutical/medical technology and industrial cyclicals sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the banks and financial services sectors was a leading contributor to relative performance.
By country, the Fund’s security selection in Switzerland and the Netherlands was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the U.K. and its overweight allocation to France were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in NN Group NV and Roche Holding AG, and its underweight position in HSBC Holdings PLC. Shares of NN Group, a Dutch insurance and financial services provider, fell after the company reported lower operating profit for the second half of its fiscal year. Shares of Roche Holdings, a Swiss pharmaceutical and diagnostics company, fell after the company forecast weaker earnings in 2023 amid a drop in sales of Covid treatments. Shares of HSBC, a U.K. banking and financial services provider, underperformed amid investor concerns about the broader banking sector following the collapse of Credit Suisse.
Leading individual contributors to relative performance included the Fund’s overweight positions in 3i Group PLC, Novo Nordisk AS and L’Oreal SA. Shares of 3i Group, a U.K. private equity and venture capital investment company, rose amid positive performance from its portfolio holdings. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products provider, rose amid consumer demand for the company’s weight-loss drug and after the company reported revenue growth for the first quarter of 2023. Shares of L’Oreal, a French hair products and cosmetics manufacturer, rose after the company reports strong sales growth during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

April 30, 2023	J.P. Morgan International Equity Funds	19

JPMorgan International Hedged Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered)	2.7%
2.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.5
3.	Novo Nordisk A/S, Class B (Denmark)	2.4
4.	ASML Holding NV (Netherlands)	2.2
5.	Roche Holding AG	1.9
6.	AstraZeneca plc (United Kingdom)	1.9
7.	Shell plc (Netherlands)	1.8
8.	Novartis AG (Registered) (Switzerland)	1.6
9.	BP plc (United Kingdom)	1.5
10.	L'Oreal SA (France)	1.3

PORTFOLIO COMPOSITION BY COUNTRY AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
Japan	21.6%
United Kingdom	12.9
France	12.5
Germany	8.6
United States	8.2
Netherlands	6.0
Australia	6.0
Switzerland	5.7
Denmark	3.2
Spain	2.6
Hong Kong	2.4
Sweden	2.0
Singapore	1.1
Finland	1.0
Italy	1.0
Others (each less than 1.0%)	1.7
Short-Term Investments	3.5

20	J.P. Morgan International Equity Funds	April 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	March 15, 2019
With Sales Charge **		8.55%	4.06%	1.82%
Without Sales Charge		14.56	9.80	3.15
CLASS C SHARES	March 15, 2019
With CDSC ***		13.35	8.27	2.64
Without CDSC		14.35	9.27	2.64
CLASS I SHARES	March 15, 2019	14.69	10.11	3.42
CLASS R5 SHARES	March 15, 2019	14.80	10.21	3.56
CLASS R6 SHARES	March 15, 2019	14.91	10.40	3.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (3/15/19 TO 4/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The Fund commenced operations on March 15, 2019.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Hedged Equity Fund, the MSCI EAFE Index (net total return) and the ICE BofA 3-Month US Treasury Bill Index from March 15, 2019 to April 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The performance of the ICE BofA 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI EAFE Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for

April 30, 2023	J.P. Morgan International Equity Funds	21

JPMorgan International Hedged Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)
or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, noninfringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

22	J.P. Morgan International Equity Funds	April 30, 2023

JPMorgan International Value Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	24.13%
MSCI EAFE Value Index (net total return)	22.90%
Net Assets as of 4/30/2023 (In Thousands)	$456,773
INVESTMENT OBJECTIVE**
The JPMorgan International Value Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the MSCI EAFE Value Index (net total return) (the “Benchmark”) for the six months ended April 30, 2023.
The Fund’s security selection in the telecommunications services and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s overweight position in the energy sector and its underweight position in the utilities sector were leading detractors from relative performance.
By region, the Fund’s security selection in Japan and the U.K. was a leading contributor to performance relative to the Benchmark, while its security selection in continental Europe and the Pacific Rim was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight positions in Toyota Motor Corp., British American Tobacco PLC and Softbank Corp., Shares of Toyota Motor, a Japanese automobile manufacturer, fell after the company named a new chief executive and chairman, and after it reported a decline in North American sales. Shares of
British American Tobacco, a U.K. tobacco and nicotine products manufacturer not held in the Fund, fell amid increased U.S. regulatory efforts to reduce smoking and nicotine use. Shares of SoftBank, a Japanese investment company not held in the Fund, fell after the company reported a loss for its fiscal third quarter.
Leading individual detractors from relative performance included the Fund’s underweight positions in Enel SpA and SAP SE, and its overweight position in Equinor ASA. Shares of Enel, an Italian electricity and natural gas utility, rose after the company reported earnings and revenue growth during the period. Shares of SAP, a German software provider, rose after the company reported better-than-expected results during the period. Shares of Equinor, a Norwegian oil and gas producer, fell amid weaker global energy prices during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed behavioral-based and quantitative screens in addition to conducting fundamental analysis to seek out companies that they believed had attractive valuations. As a result of this process, the Fund’s largest overweight positions relative to the Benchmark during the period were in the energy and banks sectors, while the largest underweight positions were in the food, beverage & tobacco sector and the utilities sector.

April 30, 2023	J.P. Morgan International Equity Funds	23

JPMorgan International Value Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Novartis AG (Registered) (Switzerland)	3.1%
2.	Shell plc (Netherlands)	3.0
3.	TotalEnergies SE (France)	2.2
4.	BHP Group Ltd. (Australia)	2.0
5.	BP plc (United Kingdom)	1.8
6.	HSBC Holdings plc (United Kingdom)	1.8
7.	Sanofi	1.5
8.	Allianz SE (Registered) (Germany)	1.5
9.	Mitsubishi UFJ Financial Group, Inc. (Japan)	1.2
10.	GSK plc	1.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
Japan	18.4%
United Kingdom	13.5
France	10.4
Germany	9.4
Australia	8.0
Netherlands	5.8
Switzerland	5.6
United States	4.2
Italy	3.6
Spain	2.9
Norway	2.8
Hong Kong	2.2
Sweden	1.8
Denmark	1.5
Finland	1.5
Austria	1.1
Singapore	1.1
Others (each less than 1.0%)	2.3
Short-Term Investments	3.9

24	J.P. Morgan International Equity Funds	April 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge **		17.38%	5.30%	0.16%	1.91%
Without Sales Charge		23.93	11.10	1.25	2.46
CLASS C SHARES	July 11, 2006
With CDSC ***		22.72	9.63	0.75	2.05
Without CDSC		23.72	10.63	0.75	2.05
CLASS I SHARES	September 10, 2001	24.15	11.45	1.52	2.74
CLASS L SHARES	November 4, 1993	24.13	11.47	1.61	2.85
CLASS R2 SHARES	November 3, 2008	23.76	10.73	0.95	2.18
CLASS R5 SHARES	September 9, 2016	24.21	11.46	1.61	2.85
CLASS R6 SHARES	November 30, 2010	24.21	11.67	1.71	2.97

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/13 TO 4/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective May 2018, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed under the current strategies.
Returns for Class R5 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan International Value Fund and the MSCI EAFE Value Index (net total return) from April 30, 2013 to April 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI EAFE Value Index (net total return) is a free float-adjusted market capitalization weighted index  that is designed to measure the performance of value-oriented large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2023	J.P. Morgan International Equity Funds	25

JPMorgan Emerging Markets Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.5%
Brazil — 7.8%
B3 SA - Brasil Bolsa Balcao	6,245	14,586
Itau Unibanco Holding SA, ADR	12,965	66,772
MercadoLibre, Inc. *	222	282,825
NU Holdings Ltd., Class A *	22,632	116,780
Raia Drogasil SA	16,831	88,682
XP, Inc., Class A *	4,331	61,883
		631,528
China — 23.6%
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A *	14,190	60,845
Budweiser Brewing Co. APAC Ltd. (a)	26,855	77,589
Dada Nexus Ltd., ADR *	3,380	20,481
Foshan Haitian Flavouring & Food Co. Ltd., Class A *	8,013	81,853
Fuyao Glass Industry Group Co. Ltd., Class A *	10,452	51,307
JD.com, Inc., ADR	1,269	45,324
JD.com, Inc., Class A	7,648	136,493
Jiangsu Hengli Hydraulic Co. Ltd., Class A *	13,215	117,661
Kingdee International Software Group Co. Ltd. *	25,620	39,395
Meituan * (a)	2,319	39,638
Midea Group Co. Ltd., Class A	3,160	25,940
NetEase, Inc., ADR	91	8,116
NetEase, Inc.	6,083	108,285
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A *	1,898	85,622
Shenzhou International Group Holdings Ltd.	10,325	99,170
Silergy Corp.	5,554	87,666
Tencent Holdings Ltd.	7,848	348,591
Wanhua Chemical Group Co. Ltd., Class A *	8,662	115,498
Wuliangye Yibin Co. Ltd., Class A	4,588	112,107
WuXi AppTec Co. Ltd., Class A *	5,739	56,130
Wuxi Biologics Cayman, Inc. * (a)	14,129	84,252
Yum China Holdings, Inc.	1,765	108,002
		1,909,965
Hong Kong — 6.1%
AIA Group Ltd.	21,307	231,962
Hong Kong Exchanges & Clearing Ltd.	850	35,302
Prudential plc	6,925	105,954
Techtronic Industries Co. Ltd.	10,004	108,234
Techtronic Industries Co. Ltd.	1,219	13,206
		494,658
India — 22.9%
Apollo Hospitals Enterprise Ltd.	1,404	77,741
INVESTMENTS	SHARES (000)	VALUE ($000)

India — continued
Asian Paints Ltd.	1,277	45,463
Britannia Industries Ltd.	1,042	58,093
HDFC Bank Ltd., ADR *	2,433	169,849
HDFC Bank Ltd.	13,266	274,272
HDFC Life Insurance Co. Ltd. * (a)	16,510	107,186
Hindustan Unilever Ltd.	3,140	94,506
Housing Development Finance Corp. Ltd.	7,648	260,579
Infosys Ltd., ADR	6,211	96,521
Infosys Ltd.	3,205	49,455
ITC Ltd.	16,145	84,190
Kotak Mahindra Bank Ltd.	8,026	191,009
Reliance Industries Ltd.	5,555	164,954
Tata Consultancy Services Ltd. *	4,506	178,161
		1,851,979
Indonesia — 4.9%
Bank Central Asia Tbk. PT	304,772	188,608
Bank Rakyat Indonesia Persero Tbk. PT	597,595	208,250
		396,858
Macau — 0.9%
Sands China Ltd. *	21,541	77,147
Mexico — 3.7%
Grupo Financiero Banorte SAB de CV, Class O	14,394	124,742
Wal-Mart de Mexico SAB de CV	43,855	176,767
		301,509
Panama — 1.0%
Copa Holdings SA, Class A	870	78,604
Portugal — 1.5%
Jeronimo Martins SGPS SA	4,778	120,582
South Africa — 3.1%
Bid Corp. Ltd.	3,350	76,236
Capitec Bank Holdings Ltd.	815	70,925
FirstRand Ltd.	28,849	101,673
		248,834
South Korea — 8.5%
Delivery Hero SE * (a)	820	32,787
LG Chem Ltd.	177	98,329
NCSoft Corp.	127	35,886
Samsung Electronics Co. Ltd.	10,524	517,833
		684,835
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan International Equity Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Taiwan — 13.0%
Chailease Holding Co. Ltd. *	16,868	122,853
Delta Electronics, Inc. *	10,968	107,442
Realtek Semiconductor Corp. *	4,830	56,641
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,877	664,044
Taiwan Semiconductor Manufacturing Co. Ltd.	5,951	97,451
		1,048,431
United States — 3.5%
EPAM Systems, Inc. *	386	108,997
Estee Lauder Cos., Inc. (The), Class A	429	105,953
Globant SA *	245	38,454
JS Global Lifestyle Co. Ltd. * (a)	33,122	29,365
		282,769
Total Common Stocks (Cost $7,041,777)		8,127,699
Short-Term Investments — 0.0% ^
Investment Companies — 0.0% ^
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (b) (c)(Cost $5,306)	5,305	5,306
Total Investments — 100.5% (Cost $7,047,083)		8,133,005
Liabilities in Excess of Other Assets — (0.5)%		(43,958)
NET ASSETS — 100.0%		8,089,047

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
APAC	Asia Pacific
PT	Limited liability company
SGPS	Holding company

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2023.
Summary of Investments by Industry, April 30, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	17.3%
Semiconductors & Semiconductor Equipment	11.1
Technology Hardware, Storage & Peripherals	6.4
Financial Services	6.0
Consumer Staples Distribution & Retail	5.9
IT Services	5.8
Broadline Retail	5.7
Insurance	5.5
Interactive Media & Services	4.3
Chemicals	3.2
Hotels, Restaurants & Leisure	3.2
Machinery	2.9
Personal Care Products	2.5
Beverages	2.3
Oil, Gas & Consumable Fuels	2.0
Entertainment	1.9
Life Sciences Tools & Services	1.7
Food Products	1.7
Capital Markets	1.4
Electronic Equipment, Instruments & Components	1.3
Textiles, Apparel & Luxury Goods	1.2
Health Care Equipment & Supplies	1.1
Tobacco	1.0
Passenger Airlines	1.0
Health Care Providers & Services	1.0
Others (each less than 1.0%)	2.5
Short-Term Investments	0.1
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	27

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.7%
Brazil — 5.5%
B3 SA - Brasil Bolsa Balcao	891	2,081
Centrais Eletricas Brasileiras SA	712	4,814
Cia Energetica de Minas Gerais (Preference)	1,053	2,598
Gerdau SA (Preference)	1,606	8,094
Itau Unibanco Holding SA (Preference)	2,526	13,084
Itausa SA (Preference)	3,779	6,530
Localiza Rent a Car SA *	707	8,217
Lojas Renner SA *	2,072	6,564
MercadoLibre, Inc. *	1	1,370
NU Holdings Ltd., Class A *	411	2,122
Petroleo Brasileiro SA (Preference)	3,684	17,466
Raia Drogasil SA	1,606	8,461
Suzano SA	792	6,298
TIM SA, ADR (a)	571	7,941
Vale SA, ADR	1,628	23,463
WEG SA	1,412	11,601
		130,704
Chile — 0.3%
Banco Santander Chile, ADR	324	6,201
Cencosud SA	1,068	2,177
		8,378
China — 30.7%
Aier Eye Hospital Group Co. Ltd., Class A *	533	2,270
Alibaba Group Holding Ltd. *	5,690	60,168
Amoy Diagnostics Co. Ltd., Class A *	270	1,100
Angel Yeast Co. Ltd., Class A *	324	1,876
Anhui Conch Cement Co. Ltd., Class H	585	1,849
ANTA Sports Products Ltd.	493	6,121
Baidu, Inc., ADR *	57	6,906
Baidu, Inc., Class A *	36	540
Baoshan Iron & Steel Co. Ltd., Class A *	5,643	5,255
BeiGene Ltd., ADR * (a)	6	1,471
BeiGene Ltd. *	4	84
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A *	461	1,975
BOC Aviation Ltd. (b)	293	2,320
BOE Technology Group Co. Ltd., Class A *	11,013	6,401
BYD Co. Ltd., Class H	135	4,094
CGN Power Co. Ltd., Class H (b)	9,418	2,487
Chacha Food Co. Ltd., Class A *	567	3,550
China Construction Bank Corp., Class H	43,418	29,026
China International Capital Corp. Ltd., Class H * (b)	2,870	6,031
China Life Insurance Co. Ltd., Class H	4,476	8,599
INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued
China Longyuan Power Group Corp. Ltd., Class H	3,855	4,046
China Merchants Bank Co. Ltd., Class H *	2,850	13,760
China Oilfield Services Ltd., Class H	3,744	4,404
China Overseas Land & Investment Ltd.	2,993	7,591
China Pacific Insurance Group Co. Ltd., Class H	2,031	6,068
China Petroleum & Chemical Corp., Class H	10,886	7,135
China Resources Land Ltd.	2,190	10,198
China Resources Mixc Lifestyle Services Ltd. (b)	545	2,888
China Vanke Co. Ltd., Class H *	2,681	4,191
China Yangtze Power Co. Ltd., Class A *	2,067	6,535
Chongqing Fuling Zhacai Group Co. Ltd., Class A *	1,217	4,537
Country Garden Services Holdings Co. Ltd.	655	1,029
CSPC Pharmaceutical Group Ltd.	4,904	4,994
Dongguan Yiheda Automation Co. Ltd., Class A *	390	3,062
ENN Energy Holdings Ltd.	755	10,348
Flat Glass Group Co. Ltd., Class H	782	2,198
Foshan Haitian Flavouring & Food Co. Ltd., Class A *	591	6,033
Fuyao Glass Industry Group Co. Ltd., Class H * (b)	1,384	5,631
Ganfeng Lithium Group Co. Ltd. * (b)	261	1,724
Guangzhou Automobile Group Co. Ltd., Class H *	7,348	4,586
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A *	470	5,561
H World Group Ltd. *	1,391	6,508
Haier Smart Home Co. Ltd., Class H *	3,010	9,812
Han's Laser Technology Industry Group Co. Ltd., Class A *	880	3,327
Hefei Meiya Optoelectronic Technology, Inc., Class A *	588	2,307
Huatai Securities Co. Ltd., Class H * (b)	1,058	1,367
Huayu Automotive Systems Co. Ltd., Class A *	1,193	2,826
Hundsun Technologies, Inc., Class A *	452	3,232
Industrial & Commercial Bank of China Ltd., Class H	23,121	12,439
Inner Mongolia Yili Industrial Group Co. Ltd., Class A *	1,343	5,734
Jade Bird Fire Co. Ltd., Class A *	685	2,493
JD Health International, Inc. * (b)	302	2,179
JD Logistics, Inc. * (b)	1,124	1,756
JD.com, Inc., Class A	1,065	19,009
Jiangsu Hengli Hydraulic Co. Ltd., Class A *	587	5,230
Joinn Laboratories China Co. Ltd., Class H * (b)	343	1,320
Kanzhun Ltd., ADR *	110	2,040
Kingdee International Software Group Co. Ltd. *	2,534	3,896
Kunlun Energy Co. Ltd.	7,654	7,095
Kweichow Moutai Co. Ltd., Class A *	44	11,179
Laobaixing Pharmacy Chain JSC, Class A *	512	2,582
LONGi Green Energy Technology Co. Ltd., Class A *	1,012	5,111
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan International Equity Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
China — continued
Meituan * (b)	1,691	28,895
Midea Group Co. Ltd., Class A	272	2,233
Minth Group Ltd.	1,112	3,220
Montage Technology Co. Ltd., Class A *	274	2,412
NARI Technology Co. Ltd., Class A *	615	2,324
NetEase, Inc.	1,000	17,797
NIO, Inc., ADR * (a)	279	2,199
NIO, Inc., Class A *	204	1,608
Oppein Home Group, Inc., Class A *	193	3,211
PDD Holdings, Inc., ADR *	188	12,792
Pharmaron Beijing Co. Ltd., Class H * (b)	606	2,627
PICC Property & Casualty Co. Ltd., Class H *	6,630	8,019
Ping An Bank Co. Ltd., Class A *	2,496	4,534
Ping An Insurance Group Co. of China Ltd., Class H	3,229	23,557
Postal Savings Bank of China Co. Ltd., Class H (b)	7,261	4,734
Qingdao Haier Biomedical Co. Ltd., Class A *	308	3,074
Sany Heavy Industry Co. Ltd., Class A *	1,208	2,882
Shanghai Baosight Software Co. Ltd., Class A *	563	4,393
Shanghai Liangxin Electrical Co. Ltd., Class A	1,143	1,899
Shanghai Putailai New Energy Technology Co. Ltd., Class A	266	2,010
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A *	159	7,155
Shenzhou International Group Holdings Ltd.	379	3,642
Silergy Corp.	338	5,335
Skshu Paint Co. Ltd., Class A *	184	2,727
StarPower Semiconductor Ltd., Class A *	49	1,704
Sunny Optical Technology Group Co. Ltd.	151	1,600
Suzhou Maxwell Technologies Co. Ltd., Class A *	90	3,568
Tencent Holdings Ltd.	2,391	106,181
Tingyi Cayman Islands Holding Corp.	1,398	2,443
Trip.com Group Ltd., ADR *	127	4,519
Trip.com Group Ltd. *	10	341
Wanhua Chemical Group Co. Ltd., Class A *	475	6,329
Wuliangye Yibin Co. Ltd., Class A	275	6,720
WuXi AppTec Co. Ltd., Class H (b)	679	5,972
Wuxi Biologics Cayman, Inc. * (b)	1,680	10,018
Xinyi Solar Holdings Ltd.	2,922	3,141
XPeng, Inc., Class A *	409	1,955
Yum China Holdings, Inc.	104	6,386
Yum China Holdings, Inc.	97	5,944
Zhejiang Dingli Machinery Co. Ltd., Class A *	566	4,178
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A *	509	5,045
INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued
Zhejiang Weixing New Building Materials Co. Ltd., Class A *	1,395	4,457
Zhuzhou CRRC Times Electric Co. Ltd. *	1,041	4,200
Zijin Mining Group Co. Ltd., Class H *	6,308	10,680
ZTO Express Cayman, Inc.	106	2,932
		731,676
Colombia — 0.1%
Ecopetrol SA, ADR (a)	279	2,708
Greece — 0.5%
Hellenic Telecommunications Organization SA	324	4,740
OPAP SA *	393	6,694
		11,434
Hong Kong — 0.2%
Techtronic Industries Co. Ltd.	353	3,819
Hungary — 0.4%
OTP Bank Nyrt.	213	6,485
Richter Gedeon Nyrt.	156	3,768
		10,253
India — 13.4%
Apollo Hospitals Enterprise Ltd.	140	7,773
Ashok Leyland Ltd.	2,010	3,601
Asian Paints Ltd.	27	945
Axis Bank Ltd. *	1,133	11,960
Bajaj Finance Ltd.	23	1,805
Bharat Petroleum Corp. Ltd.	1,487	6,510
Biocon Ltd.	772	2,198
Britannia Industries Ltd.	145	8,109
Dabur India Ltd.	543	3,543
Dr Reddy's Laboratories Ltd.	146	8,802
Eicher Motors Ltd.	104	4,232
Godrej Properties Ltd. *	222	3,584
HCL Technologies Ltd.	363	4,744
HDFC Bank Ltd., ADR *	108	7,558
HDFC Life Insurance Co. Ltd. * (b)	1,190	7,723
Hindustan Unilever Ltd.	478	14,375
Housing Development Finance Corp. Ltd.	833	28,366
ICICI Bank Ltd. *	2,065	23,294
ICICI Prudential Life Insurance Co. Ltd. * (b)	702	3,741
Infosys Ltd., ADR	1,498	23,277
ITC Ltd.	2,065	10,769
Kotak Mahindra Bank Ltd.	464	11,033
Larsen & Toubro Ltd.	296	8,583
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	29

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
India — continued
Maruti Suzuki India Ltd.	100	10,487
NTPC Ltd.	2,648	5,585
Oil & Natural Gas Corp. Ltd.	1,512	2,948
Petronet LNG Ltd.	1,881	5,464
Power Grid Corp. of India Ltd.	2,426	7,054
Reliance Industries Ltd.	1,255	37,282
Shriram Finance Ltd.	377	6,157
Tata Consultancy Services Ltd. *	399	15,775
Tata Consumer Products Ltd.	562	5,261
UltraTech Cement Ltd.	90	8,377
UPL Ltd.	964	8,745
		319,660
Indonesia — 2.1%
Bank Central Asia Tbk. PT	30,417	18,823
Bank Mandiri Persero Tbk. PT	7,537	2,664
Bank Rakyat Indonesia Persero Tbk. PT	42,148	14,688
Telkom Indonesia Persero Tbk. PT	41,223	11,940
United Tractors Tbk. PT	1,540	3,041
		51,156
Malaysia — 1.0%
CIMB Group Holdings Bhd.	3,230	3,670
Malayan Banking Bhd.	1,535	2,984
Petronas Chemicals Group Bhd.	3,379	5,377
Public Bank Bhd.	9,657	8,433
Tenaga Nasional Bhd.	1,865	3,724
		24,188
Mexico — 3.2%
America Movil SAB de CV	13,500	14,559
Cemex SAB de CV *	10,995	6,610
Grupo Aeroportuario del Pacifico SAB de CV, Class B	397	7,061
Grupo Aeroportuario del Sureste SAB de CV, Class B	236	6,758
Grupo Financiero Banorte SAB de CV, Class O	1,442	12,496
Grupo Mexico SAB de CV	1,860	9,097
Kimberly-Clark de Mexico SAB de CV, Class A	2,087	4,718
Regional SAB de CV	304	2,223
Wal-Mart de Mexico SAB de CV	2,938	11,842
		75,364
Panama — 0.1%
Copa Holdings SA, Class A	26	2,342
Peru — 0.4%
Credicorp Ltd.	67	9,143
INVESTMENTS	SHARES (000)	VALUE ($000)

Philippines — 0.2%
ACEN Corp. *	758	82
Ayala Land, Inc.	5,005	2,419
BDO Unibank, Inc.	1,109	2,892
		5,393
Poland — 0.7%
Dino Polska SA * (b)	100	10,211
Powszechny Zaklad Ubezpieczen SA	684	6,300
		16,511
Qatar — 0.6%
Industries Qatar QSC	1,376	4,850
Qatar National Bank QPSC	2,171	9,190
		14,040
Russia — 0.0% ^
Gazprom PJSC ‡	4,581	273
Magnitogorsk Iron & Steel Works PJSC ‡ *	3,146	36
MMC Norilsk Nickel PJSC, ADR ‡ *	—	—
MMC Norilsk Nickel PJSC ‡	41	205
Novatek PJSC ‡	165	50
Rosneft Oil Co. PJSC ‡	833	64
Sberbank of Russia PJSC ‡ *	3,172	104
Severstal PAO, GDR ‡ * (b)	329	105
TCS Group Holding plc, GDR ‡ * (b)	69	49
X5 Retail Group NV, GDR ‡ * (b)	207	50
		936
Saudi Arabia — 3.7%
Al Rajhi Bank	983	20,280
Alinma Bank	1,014	8,629
Almarai Co. JSC	321	5,062
Etihad Etisalat Co. *	417	5,148
Mouwasat Medical Services Co.	46	3,068
SABIC Agri-Nutrients Co.	125	4,484
Saudi Arabian Mining Co. *	171	3,202
Saudi Arabian Oil Co. (b)	758	7,302
Saudi Basic Industries Corp.	451	11,165
Saudi National Bank (The)	744	9,768
Saudi Telecom Co.	847	10,196
		88,304
South Africa — 4.2%
Bid Corp. Ltd.	333	7,580
Bidvest Group Ltd. (The)	500	6,842
Capitec Bank Holdings Ltd.	79	6,906
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan International Equity Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
South Africa — continued
Clicks Group Ltd.	521	7,608
Discovery Ltd. *	502	3,943
FirstRand Ltd.	3,430	12,088
Foschini Group Ltd. (The)	810	4,200
Gold Fields Ltd.	206	3,216
Impala Platinum Holdings Ltd.	182	1,774
MTN Group Ltd.	1,067	7,494
Naspers Ltd., Class N	82	14,669
Nedbank Group Ltd.	287	3,315
Sanlam Ltd.	2,261	6,974
Standard Bank Group Ltd.	868	8,138
Vodacom Group Ltd.	683	4,680
		99,427
South Korea — 12.1%
BGF retail Co. Ltd.	13	1,804
Hana Financial Group, Inc.	275	8,655
Hankook Tire & Technology Co. Ltd.	93	2,414
HL Mando Co. Ltd.	62	2,158
Hyundai Glovis Co. Ltd.	48	5,842
Hyundai Mobis Co. Ltd.	47	7,717
Hyundai Motor Co.	23	3,364
JYP Entertainment Corp.	55	3,725
Kakao Corp.	50	2,166
KB Financial Group, Inc.	278	10,301
Kia Corp.	178	11,296
KIWOOM Securities Co. Ltd.	35	2,432
LG Chem Ltd.	32	17,997
LG H&H Co. Ltd.	8	3,887
Lotte Chemical Corp.	27	3,381
NAVER Corp.	77	11,110
NCSoft Corp.	19	5,312
POSCO Holdings, Inc.	50	14,254
Samsung Biologics Co. Ltd. * (b)	13	7,752
Samsung Electronics Co. Ltd.	2,098	103,216
Samsung Fire & Marine Insurance Co. Ltd.	49	8,238
Samsung SDI Co. Ltd.	10	5,352
Shinhan Financial Group Co. Ltd.	266	6,956
SK Hynix, Inc.	293	19,720
SK Innovation Co. Ltd. *	51	6,676
SK Telecom Co. Ltd.	112	3,989
SK, Inc.	19	2,314
INVESTMENTS	SHARES (000)	VALUE ($000)

South Korea — continued
SKC Co. Ltd.	40	3,003
S-Oil Corp.	87	4,874
		289,905
Taiwan — 13.9%
Accton Technology Corp. *	859	8,392
Advantech Co. Ltd. *	728	8,810
ASE Technology Holding Co. Ltd. *	2,339	7,690
AUO Corp. *	6,154	3,418
Chailease Holding Co. Ltd. *	1,363	9,924
Chunghwa Telecom Co. Ltd. *	1,381	5,714
CTBC Financial Holding Co. Ltd.	13,749	10,135
Delta Electronics, Inc. *	1,357	13,293
E.Sun Financial Holding Co. Ltd. *	9,591	7,800
Eclat Textile Co. Ltd. *	341	5,430
eMemory Technology, Inc. *	56	3,348
Evergreen Marine Corp. Taiwan Ltd. *	372	1,967
Fubon Financial Holding Co. Ltd. *	3,687	7,101
Giant Manufacturing Co. Ltd. *	386	2,315
Hon Hai Precision Industry Co. Ltd. *	3,176	10,822
Largan Precision Co. Ltd.	84	5,516
MediaTek, Inc. *	296	6,436
Nan Ya Plastics Corp. *	3,192	8,113
Nien Made Enterprise Co. Ltd. *	311	3,424
Novatek Microelectronics Corp. *	349	4,771
Powertech Technology, Inc. *	772	2,312
President Chain Store Corp. *	591	5,207
Realtek Semiconductor Corp. *	398	4,667
Taiwan Mobile Co. Ltd.	971	3,272
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	14	1,196
Taiwan Semiconductor Manufacturing Co. Ltd.	9,169	150,148
Uni-President Enterprises Corp. *	3,844	9,215
United Microelectronics Corp. *	2,278	3,664
Vanguard International Semiconductor Corp. *	627	1,777
Wiwynn Corp. *	196	7,459
Yuanta Financial Holding Co. Ltd. *	12,106	8,911
		332,247
Thailand — 2.3%
Airports of Thailand PCL *	3,401	7,306
Bangkok Bank PCL	518	2,387
Indorama Ventures PCL	2,600	2,598
Kasikornbank PCL	1,094	4,018
PTT Exploration & Production PCL	1,681	7,313
PTT Exploration & Production PCL, NVDR	85	369
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	31

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Thailand — continued
PTT Global Chemical PCL	4,026	4,912
PTT Global Chemical PCL, NVDR	127	155
PTT PCL	4,348	3,958
PTT PCL, NVDR	137	125
SCB X PCL	1,997	6,023
SCG Packaging PCL	2,004	2,590
Siam Cement PCL (The), NVDR	18	165
Siam Cement PCL (The) (Registered)	725	6,679
Thai Oil PCL	2,619	3,585
Thai Oil PCL, NVDR	76	104
Thai Union Group PCL, Class F	4,867	1,970
		54,257
United Arab Emirates — 0.8%
Dubai Islamic Bank PJSC	2,885	4,377
Emaar Properties PJSC	5,258	8,524
Emirates Telecommunications Group Co. PJSC	612	4,008
First Abu Dhabi Bank PJSC	878	3,396
		20,305
United States — 0.3%
Genpact Ltd.	53	2,370
Globant SA *	15	2,292
JS Global Lifestyle Co. Ltd. * (b)	985	873
Parade Technologies Ltd.	47	1,440
		6,975
Total Common Stocks (Cost $2,292,495)		2,309,125
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Brazil — 0.0% ^
Localiza Rent a Car SA, expiring 5/11/2023*(Cost $—) (c)	3	11
	SHARES (000)
Short-Term Investments — 0.9%
Investment Companies — 0.6%
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (d) (e)(Cost $13,958)	13,954	13,958
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (d) (e)	5,482	5,483
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (d) (e)	1,646	1,646
Total Investment of Cash Collateral from Securities Loaned (Cost $7,129)		7,129
Total Short-Term Investments (Cost $21,087)		21,087
Total Investments — 97.6% (Cost $2,313,582)		2,330,223
Other Assets Less Liabilities — 2.4%		56,184
NET ASSETS — 100.0%		2,386,407

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2023. The total value of securities on loan at April 30, 2023 is $6,883.
(b)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(c)	Value is zero.
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan International Equity Funds	April 30, 2023

(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2023.
Summary of Investments by Industry, April 30, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	15.5%
Semiconductors & Semiconductor Equipment	10.0
Interactive Media & Services	5.5
Technology Hardware, Storage & Peripherals	5.1
Oil, Gas & Consumable Fuels	5.0
Broadline Retail	4.6
Insurance	3.9
Chemicals	3.6
Metals & Mining	3.4
Consumer Staples Distribution & Retail	2.6
Financial Services	2.5
Hotels, Restaurants & Leisure	2.5
Food Products	2.3
Electronic Equipment, Instruments & Components	2.1
Wireless Telecommunication Services	2.0
IT Services	2.0
Automobiles	1.9
Real Estate Management & Development	1.7
Diversified Telecommunication Services	1.6
Machinery	1.4
Life Sciences Tools & Services	1.2
Entertainment	1.1
Construction Materials	1.1
Automobile Components	1.0
Others (each less than 1.0%)	15.5
Short-Term Investments	0.9
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	33

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
Futures contracts outstanding as of April 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	143	06/16/2023	USD	7,038	174

Abbreviations
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan International Equity Funds	April 30, 2023

JPMorgan Europe Dynamic Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.1%
Australia — 0.7%
Rio Tinto plc	70	4,482
Austria — 1.4%
ANDRITZ AG	137	8,878
China — 1.3%
Prosus NV	109	8,130
Denmark — 6.0%
Carlsberg A/S, Class B	47	7,866
Novo Nordisk A/S, Class B	185	30,739
		38,605
Finland — 2.7%
Neste OYJ	151	7,312
Nordea Bank Abp	906	10,067
		17,379
France — 22.0%
Air Liquide SA	70	12,520
BNP Paribas SA	134	8,634
Elis SA	348	6,914
Engie SA (a)	820	13,130
LVMH Moet Hennessy Louis Vuitton SE (a)	32	31,049
Pernod Ricard SA	42	9,676
Sodexo SA *	69	7,406
SPIE SA	212	6,618
Thales SA	30	4,637
TotalEnergies SE	325	20,746
Verallia SA (b)	117	4,751
Vinci SA	118	14,621
		140,702
Germany — 17.6%
AIXTRON SE	99	2,790
Allianz SE (Registered)	61	15,264
CTS Eventim AG & Co. KGaA *	70	4,605
Deutsche Boerse AG	31	5,995
Deutsche Lufthansa AG (Registered) *	942	10,123
Dr Ing hc F Porsche AG (Preference) * (c)	67	8,442
Duerr AG	85	2,941
HUGO BOSS AG	67	5,021
Infineon Technologies AG	252	9,194
Mercedes-Benz Group AG	131	10,199
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	30	11,440
INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued
RWE AG	223	10,474
Siemens AG (Registered)	97	15,947
		112,435
Ireland — 5.1%
AIB Group plc	1,663	7,153
Bank of Ireland Group plc	873	9,040
Bank of Ireland Group plc	7	74
Ryanair Holdings plc, ADR *	86	8,251
Smurfit Kappa Group plc	217	8,050
		32,568
Italy — 2.3%
UniCredit SpA	731	14,476
Netherlands — 2.9%
ASML Holding NV (a)	6	3,547
Koninklijke Ahold Delhaize NV	435	14,965
		18,512
Norway — 0.6%
Aker Solutions ASA (b)	1,044	3,727
Spain — 2.6%
Banco de Sabadell SA	4,604	4,798
Industria de Diseno Textil SA (a)	343	11,795
		16,593
Sweden — 3.4%
Evolution AB (b)	59	7,822
Skanska AB, Class B	448	7,333
Volvo AB, Class B	334	6,873
		22,028
Switzerland — 7.8%
Cie Financiere Richemont SA (Registered)	73	12,004
Novartis AG (Registered)	258	26,432
Zurich Insurance Group AG	24	11,728
		50,164
United Kingdom — 12.6%
3i Group plc	457	10,176
Ashtead Group plc	122	7,025
BP plc	3,000	20,124
Dunelm Group plc	280	4,028
Inchcape plc	388	3,946
JD Sports Fashion plc	3,027	6,144
Pets at Home Group plc	1,017	4,935
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	35

JPMorgan Europe Dynamic Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United Kingdom — continued
SSE plc	412	9,505
Weir Group plc (The)	204	4,715
Whitbread plc	246	10,091
		80,689
United States — 7.1%
Nestle SA (Registered)	210	26,943
Schneider Electric SE	60	10,523
Stellantis NV	494	8,181
		45,647
Total Common Stocks (Cost $499,501)		615,015
Short-Term Investments — 8.3%
Investment Companies — 1.5%
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (d) (e)(Cost $9,307)	9,305	9,308
Investment of Cash Collateral from Securities Loaned — 6.8%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (d) (e)	38,992	38,996
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (d) (e)	4,681	4,681
Total Investment of Cash Collateral from Securities Loaned (Cost $43,681)		43,677
Total Short-Term Investments (Cost $52,988)		52,985
Total Investments — 104.4% (Cost $552,489)		668,000
Liabilities in Excess of Other Assets — (4.4)%		(27,984)
NET ASSETS — 100.0%		640,016

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2023. The total value of securities on loan at April 30, 2023 is $37,040.
(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2023.
Summary of Investments by Industry, April 30, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	8.6%
Banks	8.1
Oil, Gas & Consumable Fuels	7.2
Textiles, Apparel & Luxury Goods	7.2
Insurance	5.8
Food Products	4.0
Specialty Retail	4.0
Automobiles	4.0
Hotels, Restaurants & Leisure	3.8
Machinery	3.5
Construction & Engineering	3.3
Passenger Airlines	2.7
Beverages	2.6
Capital Markets	2.4
Industrial Conglomerates	2.4
Semiconductors & Semiconductor Equipment	2.3
Consumer Staples Distribution & Retail	2.2
Commercial Services & Supplies	2.0
Multi-Utilities	2.0
Containers & Packaging	1.9
Chemicals	1.9
Electrical Equipment	1.6
Independent Power and Renewable Electricity Producers	1.6
Electric Utilities	1.4
Broadline Retail	1.2
Trading Companies & Distributors	1.1
Others (each less than 1.0%)	3.3
Short-Term Investments	7.9
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan International Equity Funds	April 30, 2023

Futures contracts outstanding as of April 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	279	06/16/2023	EUR	13,315	(5)
FTSE 100 Index	73	06/16/2023	GBP	7,213	3
					(2)

Abbreviations
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	37

JPMorgan International Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%
Australia — 2.6%
BHP Group Ltd.	2,168	64,363
BHP Group Ltd.	560	16,482
Woodside Energy Group Ltd.	1,347	30,560
Woodside Energy Group Ltd.	173	3,923
		115,328
Austria — 0.6%
Erste Group Bank AG	763	27,760
Belgium — 1.0%
KBC Group NV	648	46,309
Denmark — 4.7%
Carlsberg A/S, Class B	326	54,053
Coloplast A/S, Class B	233	33,526
Genmab A/S *	27	11,127
Novo Nordisk A/S, Class B	648	107,749
		206,455
France — 16.8%
Air Liquide SA	379	68,131
Airbus SE (a)	334	46,806
AXA SA (a)	1,628	53,149
BNP Paribas SA	671	43,387
Capgemini SE	275	50,141
Kering SA	69	43,891
L'Oreal SA (a)	119	56,975
LVMH Moet Hennessy Louis Vuitton SE (a)	113	108,338
Pernod Ricard SA	205	47,247
Safran SA	373	58,007
TotalEnergies SE	1,664	106,352
Vinci SA	460	56,892
		739,316
Germany — 9.9%
adidas AG	235	41,347
Allianz SE (Registered)	347	87,062
Deutsche Boerse AG	297	56,668
Deutsche Telekom AG (Registered)	2,783	67,102
Infineon Technologies AG	1,401	51,006
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	146	54,816
RWE AG	1,635	76,687
		434,688
Hong Kong — 4.2%
AIA Group Ltd.	6,747	73,455
INVESTMENTS	SHARES (000)	VALUE ($000)

Hong Kong — continued
Hong Kong Exchanges & Clearing Ltd.	859	35,676
Prudential plc	3,086	47,225
Techtronic Industries Co. Ltd.	2,576	27,863
		184,219
India — 1.0%
HDFC Bank Ltd., ADR *	655	45,750
Italy — 0.9%
UniCredit SpA	1,927	38,191
Japan — 16.8%
Bridgestone Corp.	1,263	50,720
Daikin Industries Ltd.	330	59,902
Hoya Corp.	511	53,581
Keyence Corp.	168	75,941
Kyowa Kirin Co. Ltd.	1,436	31,962
Makita Corp.	394	11,112
Mitsubishi UFJ Financial Group, Inc.	5,643	35,324
Nippon Telegraph & Telephone Corp.	2,525	77,032
Recruit Holdings Co. Ltd.	1,060	29,726
Shin-Etsu Chemical Co. Ltd.	2,122	60,547
SMC Corp.	76	38,104
Sony Group Corp.	905	81,870
Sumitomo Mitsui Financial Group, Inc.	949	38,773
Tokio Marine Holdings, Inc.	2,820	56,710
Tokyo Electron Ltd.	342	39,115
		740,419
Macau — 0.7%
Sands China Ltd. *	8,413	30,131
Netherlands — 5.4%
ASML Holding NV	152	96,569
Shell plc	4,540	139,489
		236,058
Singapore — 2.0%
DBS Group Holdings Ltd.	3,576	88,370
South Africa — 0.9%
Anglo American plc	1,230	37,900
South Korea — 1.3%
Delivery Hero SE * (b)	178	7,106
Samsung Electronics Co. Ltd., GDR (b)	23	28,144
Samsung Electronics Co. Ltd., GDR (b)	18	22,613
		57,863
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan International Equity Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Spain — 2.0%
Iberdrola SA	6,926	89,755
Sweden — 3.0%
Atlas Copco AB, Class A	3,187	46,094
Svenska Handelsbanken AB, Class A (a)	3,744	33,092
Volvo AB, Class B	2,476	50,913
		130,099
Switzerland — 2.9%
Cie Financiere Richemont SA (Registered)	326	53,963
Lonza Group AG (Registered)	74	45,871
Straumann Holding AG (Registered)	182	27,430
		127,264
Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	352	29,692
United Kingdom — 9.7%
3i Group plc	1,953	43,439
AstraZeneca plc	835	122,879
Diageo plc	1,616	73,707
Lloyds Banking Group plc	92,814	56,387
London Stock Exchange Group plc	534	56,105
RELX plc	2,292	76,242
		428,759
United States — 10.4%
Ferguson plc	292	41,296
Linde plc	61	22,201
Nestle SA (Registered)	1,337	171,567
Roche Holding AG	339	106,171
Schneider Electric SE	356	62,109
Stellantis NV (a)	3,271	54,249
		457,593
Total Common Stocks (Cost $3,278,553)		4,291,919
Short-Term Investments — 8.0%
Investment Companies — 3.3%
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (c) (d)(Cost $145,799)	145,752	145,795
Investment of Cash Collateral from Securities Loaned — 4.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (c) (d)	183,941	183,959
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (c) (d)	20,517	20,517
Total Investment of Cash Collateral from Securities Loaned (Cost $204,494)		204,476
Total Short-Term Investments (Cost $350,293)		350,271
Total Investments — 105.5% (Cost $3,628,846)		4,642,190
Liabilities in Excess of Other Assets — (5.5)%		(241,368)
NET ASSETS — 100.0%		4,400,822

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2023. The total value of securities on loan at April 30, 2023 is $196,340.
(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	39

JPMorgan International Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
Summary of Investments by Industry, April 30, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	9.8%
Insurance	8.0
Pharmaceuticals	7.9
Oil, Gas & Consumable Fuels	6.0
Textiles, Apparel & Luxury Goods	5.3
Semiconductors & Semiconductor Equipment	4.7
Capital Markets	4.1
Beverages	3.8
Machinery	3.7
Food Products	3.7
Chemicals	3.3
Diversified Telecommunication Services	3.1
Metals & Mining	2.6
Health Care Equipment & Supplies	2.5
Professional Services	2.3
Aerospace & Defense	2.3
Electric Utilities	1.9
Household Durables	1.8
Independent Power and Renewable Electricity Producers	1.7
Electronic Equipment, Instruments & Components	1.6
Electrical Equipment	1.3
Building Products	1.3
Personal Care Products	1.2
Construction & Engineering	1.2
Automobiles	1.2
Technology Hardware, Storage & Peripherals	1.1
Automobile Components	1.1
IT Services	1.1
Life Sciences Tools & Services	1.0
Others (each less than 1.0%)	1.9
Short-Term Investments	7.5
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan International Equity Funds	April 30, 2023

JPMorgan International Focus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%
Australia — 2.3%
BHP Group Ltd.	1,027	30,237
Belgium — 2.0%
KBC Group NV	379	27,102
Canada — 6.6%
Alimentation Couche-Tard, Inc.	453	22,611
Canadian National Railway Co.	282	33,679
Toronto-Dominion Bank (The)	524	31,733
		88,023
China — 2.3%
Tencent Holdings Ltd.	684	30,366
Denmark — 3.2%
Coloplast A/S, Class B	97	13,944
Novo Nordisk A/S, Class B	172	28,696
		42,640
France — 13.6%
Air Liquide SA	115	20,645
Capgemini SE	102	18,536
L'Oreal SA (a)	29	13,768
LVMH Moet Hennessy Louis Vuitton SE (a)	36	34,379
Safran SA	153	23,810
TotalEnergies SE	590	37,735
Vinci SA	265	32,783
		181,656
Germany — 8.7%
adidas AG	96	16,850
Allianz SE (Registered)	152	38,263
Deutsche Boerse AG	101	19,303
Deutsche Telekom AG (Registered)	601	14,482
RWE AG	577	27,047
		115,945
Hong Kong — 2.2%
AIA Group Ltd.	2,712	29,528
India — 2.7%
HDFC Bank Ltd., ADR *	525	36,626
Indonesia — 2.8%
Bank Central Asia Tbk. PT	38,570	23,869
Telkom Indonesia Persero Tbk. PT	46,527	13,477
		37,346
Japan — 9.6%
Hoya Corp.	137	14,376
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Keyence Corp.	48	21,556
Mitsubishi UFJ Financial Group, Inc.	2,186	13,681
Nippon Telegraph & Telephone Corp.	674	20,566
Shin-Etsu Chemical Co. Ltd.	583	16,633
Sony Group Corp.	300	27,106
Tokio Marine Holdings, Inc.	724	14,568
		128,486
Mexico — 1.1%
Wal-Mart de Mexico SAB de CV	3,824	15,414
Netherlands — 7.0%
ASML Holding NV	52	33,323
Shell plc	1,976	60,714
		94,037
Singapore — 2.4%
DBS Group Holdings Ltd.	1,331	32,879
South Africa — 1.1%
Anglo American plc	491	15,133
South Korea — 3.5%
Samsung Electronics Co. Ltd.	953	46,888
Spain — 2.4%
Iberdrola SA	2,453	31,784
Sweden — 1.6%
Atlas Copco AB, Class A	1,485	21,479
Taiwan — 3.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	474	39,944
United Kingdom — 8.0%
3i Group plc	805	17,914
AstraZeneca plc	128	18,812
Diageo plc	572	26,086
Lloyds Banking Group plc	21,065	12,798
RELX plc	945	31,438
		107,048
United States — 11.1%
Ferguson plc	144	20,297
Linde plc	70	25,873
Nestle SA (Registered)	451	57,847
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	41

JPMorgan International Focus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Roche Holding AG	87	27,153
Schneider Electric SE	98	17,094
		148,264
Total Common Stocks (Cost $1,043,513)		1,300,825
Short-Term Investments — 3.2%
Investment of Cash Collateral from Securities Loaned — 3.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (b) (c)	37,992	37,996
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (b) (c)	5,176	5,176
Total Investment of Cash Collateral from Securities Loaned (Cost $43,176)		43,172
Total Investments — 100.4% (Cost $1,086,689)		1,343,997
Liabilities in Excess of Other Assets — (0.4)%		(5,461)
NET ASSETS — 100.0%		1,338,536

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
PT	Limited liability company

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2023. The total value of securities on loan at April 30, 2023 is $41,008.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2023.
Summary of Investments by Industry, April 30, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY April 30, 2023	PERCENT OF TOTAL INVESTMENTS
Banks	13.3%
Oil, Gas & Consumable Fuels	7.3
Insurance	6.1
Pharmaceuticals	5.6
Semiconductors & Semiconductor Equipment	5.5
Chemicals	4.7
Food Products	4.3
Textiles, Apparel & Luxury Goods	3.8
Diversified Telecommunication Services	3.6
Technology Hardware, Storage & Peripherals	3.5
Metals & Mining	3.4
Consumer Staples Distribution & Retail	2.8
Capital Markets	2.8
Ground Transportation	2.5
Construction & Engineering	2.4
Electric Utilities	2.4
Professional Services	2.3
Interactive Media & Services	2.3
Health Care Equipment & Supplies	2.1
Household Durables	2.0
Independent Power and Renewable Electricity Producers	2.0
Beverages	1.9
Aerospace & Defense	1.8
Electronic Equipment, Instruments & Components	1.6
Machinery	1.6
Trading Companies & Distributors	1.5
IT Services	1.4
Electrical Equipment	1.3
Personal Care Products	1.0
Short-Term Investments	3.2
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan International Equity Funds	April 30, 2023

JPMorgan International Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.6%
Australia — 5.9%
ANZ Group Holdings Ltd.	12	193
Aurizon Holdings Ltd.	27	60
BHP Group Ltd.	36	1,079
Commonwealth Bank of Australia	10	678
Dexus, REIT	16	85
Endeavour Group Ltd.	24	109
Glencore plc	21	121
Goodman Group, REIT	40	521
GPT Group (The), REIT	35	102
Insurance Australia Group Ltd.	39	131
Macquarie Group Ltd.	5	590
Medibank Pvt Ltd.	104	247
Mirvac Group, REIT	122	195
National Australia Bank Ltd.	16	308
Newcrest Mining Ltd.	7	133
QBE Insurance Group Ltd.	38	389
Rio Tinto Ltd.	16	1,219
Rio Tinto plc	8	485
Santos Ltd.	83	395
Wesfarmers Ltd.	9	303
Westpac Banking Corp.	46	687
Woodside Energy Group Ltd.	7	149
Woolworths Group Ltd.	21	541
		8,720
Belgium — 0.5%
KBC Group NV	11	785
China — 0.6%
BOC Hong Kong Holdings Ltd.	98	311
Prosus NV	7	525
Xinyi Glass Holdings Ltd.	44	80
		916
Denmark — 3.2%
Carlsberg A/S, Class B	5	856
Genmab A/S *	—	182
Novo Nordisk A/S, Class B	21	3,538
Vestas Wind Systems A/S *	6	155
		4,731
Finland — 1.0%
Kone OYJ, Class B	8	448
INVESTMENTS	SHARES (000)	VALUE ($000)

Finland — continued
Nokia OYJ	51	214
Nordea Bank Abp	77	856
		1,518
France — 12.4%
Air Liquide SA	10	1,856
Airbus SE	3	467
Alstom SA	12	298
AXA SA	7	221
BNP Paribas SA	17	1,113
Capgemini SE	6	1,117
Engie SA	43	693
Kering SA	1	438
Legrand SA	8	720
L'Oreal SA	4	1,968
LVMH Moet Hennessy Louis Vuitton SE	4	3,588
Orange SA	41	531
Pernod Ricard SA	2	382
Safran SA	6	1,007
Societe Generale SA	14	351
TotalEnergies SE	19	1,195
Veolia Environnement SA	22	711
Vinci SA	13	1,598
		18,254
Germany — 8.5%
adidas AG	2	329
Allianz SE (Registered)	8	1,954
BASF SE	1	76
Bayer AG (Registered)	6	401
Brenntag SE	2	128
Deutsche Post AG (Registered)	19	917
Deutsche Telekom AG (Registered)	66	1,582
Dr Ing hc F Porsche AG (Preference) * (a)	1	137
Infineon Technologies AG	30	1,110
Mercedes-Benz Group AG	4	289
Merck KGaA	1	223
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3	1,043
RWE AG	27	1,260
SAP SE	9	1,256
Siemens AG (Registered)	7	1,115
Symrise AG	2	267
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	43

JPMorgan International Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Germany — continued
Volkswagen AG (Preference)	2	247
Zalando SE * (b)	6	251
		12,585
Hong Kong — 2.4%
AIA Group Ltd.	113	1,232
CK Asset Holdings Ltd.	43	254
CLP Holdings Ltd.	10	71
Hong Kong Exchanges & Clearing Ltd.	15	614
Link, REIT	29	192
Prudential plc	35	532
Sun Hung Kai Properties Ltd.	18	251
Techtronic Industries Co. Ltd.	36	390
		3,536
Ireland — 0.4%
Kingspan Group plc	6	398
Kingspan Group plc	3	221
		619
Italy — 1.0%
Enel SpA	67	456
FinecoBank Banca Fineco SpA	33	501
UniCredit SpA	26	511
		1,468
Japan — 21.5%
AGC, Inc.	5	198
Ajinomoto Co., Inc.	7	241
Asahi Group Holdings Ltd.	20	757
Asahi Kasei Corp.	29	202
Bridgestone Corp.	19	755
Capcom Co. Ltd.	7	252
Central Japan Railway Co.	6	730
Daiichi Sankyo Co. Ltd.	30	1,019
Daikin Industries Ltd.	5	872
Daiwa House Industry Co. Ltd.	23	589
Denso Corp.	11	664
Dentsu Group, Inc.	22	800
Fast Retailing Co. Ltd.	1	142
Fuji Electric Co. Ltd.	9	359
Hitachi Ltd.	16	913
Honda Motor Co. Ltd.	27	708
Hoya Corp.	9	923
ITOCHU Corp.	24	813
Japan Airlines Co. Ltd.	6	120
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Kao Corp.	9	360
Keyence Corp.	3	1,443
Komatsu Ltd.	8	211
Konami Group Corp.	6	295
Kyowa Kirin Co. Ltd.	15	345
Mitsubishi Corp.	26	960
Mitsubishi UFJ Financial Group, Inc.	55	347
Mitsui Fudosan Co. Ltd.	29	584
Murata Manufacturing Co. Ltd.	12	664
NIDEC Corp.	4	183
Nintendo Co. Ltd.	6	249
Nippon Express Holdings, Inc.	3	158
Nippon Paint Holdings Co. Ltd.	48	433
Nippon Steel Corp.	9	197
Nippon Telegraph & Telephone Corp.	28	851
Nomura Research Institute Ltd.	15	370
Ono Pharmaceutical Co. Ltd.	13	256
ORIX Corp.	31	527
Otsuka Corp.	11	386
Recruit Holdings Co. Ltd.	13	373
Renesas Electronics Corp. *	16	215
Seven & i Holdings Co. Ltd.	10	444
Shimadzu Corp.	5	172
Shin-Etsu Chemical Co. Ltd.	40	1,150
Shionogi & Co. Ltd.	5	206
Shiseido Co. Ltd.	9	431
SoftBank Group Corp.	8	304
Sony Group Corp.	17	1,538
Sumitomo Electric Industries Ltd.	34	439
Sumitomo Metal Mining Co. Ltd.	14	524
Sumitomo Mitsui Financial Group, Inc.	29	1,169
Suzuki Motor Corp.	15	523
T&D Holdings, Inc.	39	483
Takeda Pharmaceutical Co. Ltd.	4	119
Terumo Corp.	21	623
Tokio Marine Holdings, Inc.	42	855
Tokyo Electron Ltd.	9	1,019
Toyota Motor Corp.	85	1,167
		31,630
Luxembourg — 0.0% ^
ArcelorMittal SA *	2	45
Macau — 0.2%
Sands China Ltd. *	58	208
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan International Equity Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Netherlands — 6.0%
Adyen NV * (b)	—	339
ASML Holding NV	5	3,143
Koninklijke Ahold Delhaize NV	19	652
Koninklijke KPN NV	198	724
NN Group NV	20	742
Shell plc	84	2,592
Wolters Kluwer NV	5	599
		8,791
Singapore — 1.1%
DBS Group Holdings Ltd.	33	815
Oversea-Chinese Banking Corp. Ltd.	17	164
Sea Ltd., ADR *	3	253
United Overseas Bank Ltd.	16	336
		1,568
South Korea — 0.1%
Delivery Hero SE * (b)	3	126
Spain — 2.6%
Banco Bilbao Vizcaya Argentaria SA	148	1,081
Banco Santander SA	61	215
Iberdrola SA	140	1,809
Industria de Diseno Textil SA	20	703
		3,808
Sweden — 2.0%
Atlas Copco AB, Class A	93	1,339
Boliden AB *	9	328
Volvo AB, Class B	58	1,199
		2,866
Switzerland — 5.7%
Cie Financiere Richemont SA (Registered)	5	861
DSM-Firmenich AG *	6	720
Givaudan SA (Registered)	—	164
Julius Baer Group Ltd.	2	158
Lonza Group AG (Registered)	2	1,394
Novartis AG (Registered)	23	2,325
SGS SA (Registered)	6	547
Sika AG (Registered)	3	912
UBS Group AG (Registered) *	18	370
Zurich Insurance Group AG	2	934
		8,385
United Kingdom — 12.8%
3i Group plc	64	1,425
INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued
AstraZeneca plc	19	2,772
Barclays plc	452	911
Berkeley Group Holdings plc	13	707
BP plc	335	2,248
British American Tobacco plc	13	493
DCC plc	4	235
Diageo plc	36	1,647
HSBC Holdings plc	109	788
InterContinental Hotels Group plc	13	863
Intertek Group plc	2	96
Lloyds Banking Group plc	1,774	1,078
London Stock Exchange Group plc	1	109
Reckitt Benckiser Group plc	11	922
RELX plc	44	1,477
SSE plc	25	581
Standard Chartered plc	101	802
Taylor Wimpey plc	109	175
Tesco plc	202	713
Unilever plc	16	880
		18,922
United States — 7.7%
CSL Ltd.	4	844
GSK plc	18	332
Nestle SA (Registered)	30	3,913
Roche Holding AG	9	2,791
Sanofi	5	489
Schneider Electric SE	10	1,804
Stellantis NV	74	1,221
		11,394
Total Common Stocks (Cost $110,784)		140,875
	NO. OF CONTRACTS
Options Purchased — 0.4%
Put Options Purchased — 0.4%
United States — 0.4%
MSCI EAFE Index
6/30/2023 at USD 1,970.00, European Style
Notional Amount: USD 146,425
Counterparty: Exchange-Traded * (Cost $1,765)	683	659
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	45

JPMorgan International Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.5%
Investment Companies — 3.5%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.71% (c) (d)(Cost $5,126)	5,126	5,126
Total Investments — 99.5% (Cost $117,675)		146,660
Other Assets Less Liabilities — 0.5%		722
NET ASSETS — 100.0%		147,382

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2023.
Summary of Investments by Industry, April 30, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY April 30, 2023	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	10.6%
Banks	9.5
Insurance	6.0
Oil, Gas & Consumable Fuels	4.5
Semiconductors & Semiconductor Equipment	3.7
Textiles, Apparel & Luxury Goods	3.6
Chemicals	3.5
Automobiles	2.9
Food Products	2.8
Metals & Mining	2.8
Machinery	2.6
Diversified Telecommunication Services	2.5
Beverages	2.5
Personal Care Products	2.5
Capital Markets	2.2
Electrical Equipment	2.2
Professional Services	2.1
Electric Utilities	2.0
Consumer Staples Distribution & Retail	1.7
Household Durables	1.7
Electronic Equipment, Instruments & Components	1.6
Industrial Conglomerates	1.5
Trading Companies & Distributors	1.3
IT Services	1.3
Automobile Components	1.3
Building Products	1.2
Real Estate Management & Development	1.1
Construction & Engineering	1.1
Health Care Equipment & Supplies	1.1
Aerospace & Defense	1.0
Multi-Utilities	1.0
Life Sciences Tools & Services	1.0
Others (each less than 1.0%)	10.1
Short-Term Investments	3.5
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan International Equity Funds	April 30, 2023

Futures contracts outstanding as of April 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
SPI 200 Index	20	06/15/2023	AUD	2,439	96
MSCI EAFE E-Mini Index	30	06/16/2023	USD	3,225	215
					311

Abbreviations
AUD	Australian Dollar
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
USD	United States Dollar

Written Call Options Contracts as of April 30, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
MSCI EAFE Index	Exchange-Traded	683	USD 146,425	USD 2,200.00	6/30/2023	(1,636)
Written Put Options Contracts as of April 30, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
MSCI EAFE Index	Exchange-Traded	683	USD 146,425	USD 1,655.00	6/30/2023	(41)
Total Written Options Contracts (Premiums Received $1,689)						(1,677)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	47

JPMorgan International Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.6%
Australia — 8.0%
ANZ Group Holdings Ltd.	177	2,877
BHP Group Ltd.	310	9,210
BlueScope Steel Ltd.	126	1,681
Coronado Global Resources, Inc., CHDI (a)	989	1,090
Glencore plc	695	4,103
JB Hi-Fi Ltd.	11	335
Metcash Ltd.	136	352
New Hope Corp. Ltd.	355	1,255
Qantas Airways Ltd. *	268	1,182
QBE Insurance Group Ltd.	125	1,277
Rio Tinto Ltd.	42	3,123
Rio Tinto plc	54	3,416
South32 Ltd.	598	1,690
Westpac Banking Corp.	250	3,751
Whitehaven Coal Ltd.	262	1,256
		36,598
Austria — 1.1%
ANDRITZ AG	12	795
Erste Group Bank AG	41	1,505
OMV AG	29	1,373
Telekom Austria AG *	173	1,346
		5,019
Belgium — 0.2%
Ageas SA	18	824
Telenet Group Holding NV	9	207
		1,031
China — 0.6%
BOC Hong Kong Holdings Ltd.	316	996
Yangzijiang Shipbuilding Holdings Ltd.	1,719	1,603
		2,599
Denmark — 1.5%
D/S Norden A/S	22	1,392
Danske Bank A/S *	75	1,587
ISS A/S	47	978
Jyske Bank A/S (Registered) *	10	747
Solar A/S, Class B *	9	719
Spar Nord Bank A/S	46	752
Sydbank A/S	17	758
		6,933
Egypt — 0.3%
Energean plc	74	1,150
INVESTMENTS	SHARES (000)	VALUE ($000)

Finland — 1.5%
Fortum OYJ	92	1,378
Nordea Bank Abp	257	2,853
Outokumpu OYJ	236	1,287
TietoEVRY OYJ	36	1,132
		6,650
France — 10.4%
Air France-KLM *	593	1,026
AXA SA	145	4,739
BNP Paribas SA	69	4,461
Carrefour SA	81	1,690
Cie de Saint-Gobain	48	2,792
Coface SA	41	633
Derichebourg SA	208	1,285
Eiffage SA	11	1,363
Engie SA	154	2,471
IPSOS	18	979
Orange SA	177	2,298
Publicis Groupe SA	30	2,426
Renault SA *	46	1,715
Rexel SA	44	1,024
Rothschild & Co.	28	1,453
Societe Generale SA	74	1,798
Sopra Steria Group SACA	7	1,407
SPIE SA	25	790
Technip Energies NV	79	1,744
TotalEnergies SE	161	10,274
Verallia SA (a)	33	1,336
		47,704
Germany — 9.4%
Allianz SE (Registered)	27	6,843
Bayerische Motoren Werke AG	23	2,586
Commerzbank AG *	126	1,395
Continental AG	21	1,486
Daimler Truck Holding AG *	63	2,095
Deutsche Bank AG (Registered)	121	1,329
Deutsche Lufthansa AG (Registered) *	152	1,630
Deutsche Telekom AG (Registered)	69	1,666
E.ON SE	229	3,034
Freenet AG	21	597
HeidelbergCement AG	24	1,796
HOCHTIEF AG	17	1,454
Mercedes-Benz Group AG	65	5,061
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan International Equity Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Germany — continued
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	6	2,155
RWE AG	50	2,351
Schaeffler AG (Preference)	90	655
Siemens AG (Registered)	21	3,538
Talanx AG	10	489
Volkswagen AG (Preference)	21	2,839
		42,999
Hong Kong — 2.2%
Hongkong Land Holdings Ltd.	346	1,538
Kerry Properties Ltd.	613	1,582
Pacific Basin Shipping Ltd.	3,041	1,058
Prudential plc	223	3,406
Sun Hung Kai Properties Ltd.	173	2,416
		10,000
Ireland — 0.3%
Bank of Ireland Group plc	140	1,443
Italy — 3.7%
Assicurazioni Generali SpA	84	1,753
Azimut Holding SpA	22	485
Eni SpA	209	3,159
Iveco Group NV *	135	1,213
Maire Tecnimont SpA	252	1,079
Mediobanca Banca di Credito Finanziario SpA	68	730
OVS SpA (a)	493	1,483
Pirelli & C SpA (a)	196	1,026
Poste Italiane SpA (a)	126	1,315
Saras SpA *	278	360
UniCredit SpA	146	2,896
Unipol Gruppo SpA	214	1,205
		16,704
Japan — 18.5%
Aiful Corp.	138	376
Chiba Bank Ltd. (The)	98	642
Concordia Financial Group Ltd.	147	560
Cosmo Energy Holdings Co. Ltd.	53	1,685
Credit Saison Co. Ltd.	92	1,272
Dentsu Group, Inc.	38	1,358
Fujikura Ltd.	145	990
Fuyo General Lease Co. Ltd.	16	1,171
Hachijuni Bank Ltd. (The)	319	1,428
Hitachi Ltd.	74	4,077
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Isuzu Motors Ltd.	115	1,357
ITOCHU Corp.	49	1,629
Japan Airlines Co. Ltd.	66	1,261
Japan Post Holdings Co. Ltd.	193	1,590
Japan Post Insurance Co. Ltd.	74	1,200
Japan Tobacco, Inc.	124	2,672
Kamigumi Co. Ltd.	23	502
Kandenko Co. Ltd.	41	310
KDDI Corp.	105	3,275
Marubeni Corp.	185	2,633
Mazda Motor Corp.	178	1,607
Mitsubishi Corp.	108	4,012
Mitsubishi Estate Co. Ltd.	147	1,807
Mitsubishi UFJ Financial Group, Inc.	855	5,353
Mitsui & Co. Ltd.	126	3,927
Mitsui Fudosan Co. Ltd.	69	1,372
Mizuho Financial Group, Inc.	178	2,577
Nippon Express Holdings, Inc.	27	1,596
Nippon Steel Corp.	104	2,219
Nippon Telegraph & Telephone Corp.	62	1,886
Nomura Real Estate Holdings, Inc.	54	1,348
ORIX Corp.	119	2,028
Sekisui House Ltd.	64	1,308
Shizuoka Financial Group, Inc.	91	684
SoftBank Corp.	211	2,372
Sojitz Corp.	70	1,485
Sumitomo Corp.	94	1,683
Sumitomo Forestry Co. Ltd.	78	1,689
Sumitomo Mitsui Financial Group, Inc.	93	3,797
Sumitomo Mitsui Trust Holdings, Inc.	50	1,810
Sumitomo Warehouse Co. Ltd. (The)	70	1,158
Takeda Pharmaceutical Co. Ltd.	115	3,827
Tokyo Steel Manufacturing Co. Ltd.	53	535
Tokyu Fudosan Holdings Corp.	271	1,374
Toyota Tsusho Corp.	43	1,771
Yamaha Motor Co. Ltd.	55	1,437
		84,650
Luxembourg — 0.5%
ArcelorMittal SA *	71	2,030
Netherlands — 5.9%
ABN AMRO Bank NV, CVA (a)	70	1,122
ASR Nederland NV	29	1,297
Heijmans NV, CVA	100	1,242
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	49

JPMorgan International Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Netherlands — continued
ING Groep NV	267	3,311
Koninklijke Ahold Delhaize NV	58	1,990
Koninklijke BAM Groep NV	507	1,111
NN Group NV	26	981
OCI NV	44	1,158
Randstad NV	13	686
Shell plc	451	13,868
		26,766
Norway — 2.8%
DNB Bank ASA	93	1,629
Elkem ASA (a)	350	1,184
Equinor ASA	95	2,736
Europris ASA (a)	133	953
Hoegh Autoliners ASA	130	840
Norsk Hydro ASA	170	1,251
Olav Thon Eiendomsselskap ASA	15	249
SpareBank 1 Nord Norge	74	674
SpareBank 1 SMN	39	510
SpareBank 1 SR-Bank ASA	43	501
Storebrand ASA	60	460
Telenor ASA	152	1,900
		12,887
Singapore — 1.1%
DBS Group Holdings Ltd.	64	1,589
Oversea-Chinese Banking Corp. Ltd.	207	1,956
United Overseas Bank Ltd.	68	1,438
		4,983
South Africa — 0.5%
Anglo American plc	76	2,347
Spain — 2.9%
Acerinox SA *	112	1,213
Applus Services SA	123	1,029
Banco Bilbao Vizcaya Argentaria SA	436	3,194
Banco Santander SA	875	3,076
CaixaBank SA	272	1,005
Gestamp Automocion SA (a)	244	1,054
Repsol SA	160	2,344
Unicaja Banco SA (b)	501	509
		13,424
Sweden — 1.8%
Boliden AB *	25	900
INVESTMENTS	SHARES (000)	VALUE ($000)

Sweden — continued
Loomis AB	31	998
MEKO AB	34	417
Securitas AB, Class B	146	1,308
Skandinaviska Enskilda Banken AB, Class A	157	1,782
SSAB AB, Class B	189	1,276
Svenska Handelsbanken AB, Class A	160	1,413
		8,094
Switzerland — 5.6%
Julius Baer Group Ltd.	28	2,038
Mobilezone Holding AG (Registered)	51	779
Novartis AG (Registered)	140	14,340
Swiss Life Holding AG (Registered)	3	1,669
Swisscom AG (Registered)	4	2,424
Zurich Insurance Group AG	9	4,328
		25,578
United Kingdom — 13.6%
3i Group plc	114	2,534
Aviva plc	210	1,117
Balfour Beatty plc	249	1,197
Barclays plc	1,520	3,062
Barratt Developments plc	255	1,606
Beazley plc	110	826
Bellway plc	41	1,253
Berkeley Group Holdings plc	28	1,574
BP plc	1,253	8,406
BT Group plc	575	1,149
Centrica plc	1,305	1,875
CK Hutchison Holdings Ltd.	276	1,845
Drax Group plc	122	968
DS Smith plc	318	1,243
Harbour Energy plc	267	830
HSBC Holdings plc	1,136	8,189
IG Group Holdings plc	56	514
Inchcape plc	138	1,400
Investec plc	232	1,295
J Sainsbury plc	450	1,562
JD Sports Fashion plc	664	1,347
JET2 plc	54	840
Legal & General Group plc	752	2,218
Lloyds Banking Group plc	5,042	3,063
Man Group plc	271	774
Mitie Group plc	948	1,098
NatWest Group plc	344	1,133
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan International Equity Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United Kingdom — continued
OSB Group plc	133	829
Paragon Banking Group plc	69	437
Persimmon plc	72	1,197
Premier Foods plc	451	711
Standard Chartered plc	151	1,198
Taylor Wimpey plc	941	1,518
Tesco plc	599	2,116
WPP plc	106	1,236
		62,160
United States — 4.2%
GSK plc	296	5,331
Roche Holding AG	3	966
Sanofi	63	6,844
Stellantis NV	136	2,249
Stellantis NV	62	1,030
Swiss Re AG	18	1,836
Tenaris SA	74	1,052
		19,308
Total Common Stocks (Cost $385,523)		441,057
Short-Term Investments — 3.9%
Investment Companies — 3.9%
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (c) (d)(Cost $17,885)	17,879	17,884
Total Investments — 100.5% (Cost $403,408)		458,941
Liabilities in Excess of Other Assets — (0.5)%		(2,168)
NET ASSETS — 100.0%		456,773

Percentages indicated are based on net assets.

Abbreviations
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2023.
Summary of Investments by Industry, April 30, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	18.7%
Oil, Gas & Consumable Fuels	10.6
Insurance	9.2
Metals & Mining	8.1
Pharmaceuticals	6.8
Automobiles	4.3
Trading Companies & Distributors	4.1
Diversified Telecommunication Services	2.8
Real Estate Management & Development	2.5
Capital Markets	2.3
Household Durables	2.2
Industrial Conglomerates	2.1
Construction & Engineering	1.7
Consumer Staples Distribution & Retail	1.7
Multi-Utilities	1.6
Commercial Services & Supplies	1.4
Wireless Telecommunication Services	1.4
Media	1.3
Passenger Airlines	1.3
Machinery	1.2
Financial Services	1.0
Others (each less than 1.0%)	9.8
Short-Term Investments	3.9
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	51

STATEMENTS OF ASSETS AND LIABILITIES
AS OF April 30, 2023 (Unaudited)
(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
ASSETS:
Investments in non-affiliates, at value	$8,127,699	$2,309,136	$615,015
Investments in affiliates, at value	5,306	13,958	9,308
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	—	7,129	43,677
Cash	3,503	2,258	185
Foreign currency, at value	529	582	—
Deposits at broker for futures contracts	—	216	1,472
Receivables:
Investment securities sold	228	1	15,138
Fund shares sold	5,994	59,242	303
Dividends from non-affiliates	4,701	6,105	2,489
Dividends from affiliates	227	37	59
Tax reclaims	—	99	3,848
Securities lending income (See Note 2.C.)	41	11	14
Variation margin on futures contracts	—	37	68
Total Assets	8,148,228	2,398,811	691,576
LIABILITIES:
Payables:
Foreign currency due to custodian, at value	—	—	379
Investment securities purchased	—	—	6,824
Collateral received on securities loaned (See Note 2.C.)	—	7,128	43,677
Fund shares redeemed	13,462	108	96
Accrued liabilities:
Investment advisory fees	4,472	383	309
Administration fees	475	80	39
Distribution fees	105	—	19
Service fees	524	16	41
Custodian and accounting fees	1,573	787	53
Trustees’ and Chief Compliance Officer’s fees	—	— (a)	— (a)
Deferred foreign capital gains tax	37,759	3,885	—
Other	811	17	123
Total Liabilities	59,181	12,404	51,560
Net Assets	$8,089,047	$2,386,407	$640,016

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan International Equity Funds	April 30, 2023

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
NET ASSETS:
Paid-in-Capital	$7,510,852	$2,721,248	$676,848
Total distributable earnings (loss)	578,195	(334,841)	(36,832)
Total Net Assets	$8,089,047	$2,386,407	$640,016
Net Assets:
Class A	$384,741	$—	$77,387
Class C	36,423	—	5,037
Class I	2,034,835	218,811	116,824
Class L	1,428,072	—	18,746
Class R2	499	—	—
Class R3	11,953	—	—
Class R4	3,032	—	—
Class R5	14,975	—	—
Class R6	4,174,517	2,167,596	422,022
Total	$8,089,047	$2,386,407	$640,016
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	13,630	—	2,647
Class C	1,350	—	195
Class I	70,316	14,289	3,914
Class L	48,977	—	619
Class R2	18	—	—
Class R3	427	—	—
Class R4	105	—	—
Class R5	514	—	—
Class R6	143,359	142,396	14,031
Net Asset Value (a):
Class A — Redemption price per share	$28.23	$—	$29.23
Class C — Offering price per share (b)	26.97	—	25.81
Class I — Offering and redemption price per share	28.94	15.31	29.85
Class L — Offering and redemption price per share	29.16	—	30.31
Class R2 — Offering and redemption price per share	27.79	—	—
Class R3 — Offering and redemption price per share	27.99	—	—
Class R4 — Offering and redemption price per share	28.81	—	—
Class R5 — Offering and redemption price per share	29.15	—	—
Class R6 — Offering and redemption price per share	29.12	15.22	30.08
Class A maximum sales charge	5.25%	— %	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$29.79	$—	$30.86
Cost of investments in non-affiliates	$7,041,777	$2,292,495	$499,501
Cost of investments in affiliates	5,306	13,958	9,307
Cost of foreign currency	—	582	—
Investment securities on loan, at value (See Note 2.C.)	—	6,883	37,040
Cost of investment of cash collateral (See Note 2.C.)	—	7,129	43,681

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF April 30, 2023 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund	JPMorgan International Value Fund
ASSETS:
Investments in non-affiliates, at value	$4,291,919	$1,300,825	$140,875	$441,057
Investments in affiliates, at value	145,795	—	5,126	17,884
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	204,476	43,172	—	—
Options purchased, at value	—	—	659	—
Cash	1,344	341	—	107
Foreign currency, at value	—	—	260	309
Deposits at broker for futures contracts	—	—	357	—
Deposits at broker for options contracts	—	—	1	—
Receivables:
Investment securities sold	16,688	33,870	2	6
Fund shares sold	2,419	2,024	424	680
Dividends from non-affiliates	17,498	3,523	620	3,267
Dividends from affiliates	322	31	52	62
Tax reclaims	10,200	4,983	557	1,772
Securities lending income (See Note 2.C.)	238	32	—	—
Variation margin on futures contracts	—	—	354	—
Total Assets	4,690,899	1,388,801	149,287	465,144
LIABILITIES:
Payables:
Due to custodian	—	—	66	—
Foreign currency due to custodian, at value	3,146	845	—	—
Investment securities purchased	38,771	4,189	2	2,450
Collateral received on securities loaned (See Note 2.C.)	204,476	43,172	—	—
Fund shares redeemed	41,359	977	48	591
Outstanding options written, at fair value	—	—	1,677	—
Accrued liabilities:
Investment advisory fees	1,560	562	19	162
Administration fees	119	14	3	1
Distribution fees	89	71	2	43
Service fees	169	140	30	39
Custodian and accounting fees	243	156	37	45
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	— (a)	1
Other	145	139	21	5,039
Total Liabilities	290,077	50,265	1,905	8,371
Net Assets	$4,400,822	$1,338,536	$147,382	$456,773

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan International Equity Funds	April 30, 2023

	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund	JPMorgan International Value Fund
NET ASSETS:
Paid-in-Capital	$3,674,942	$1,265,509	$145,375	$489,226
Total distributable earnings (loss)	725,880	73,027	2,007	(32,453)
Total Net Assets	$4,400,822	$1,338,536	$147,382	$456,773
Net Assets:
Class A	$376,598	$302,145	$10,601	$202,068
Class C	6,635	15,844	203	2,109
Class I	679,406	553,878	136,168	35,226
Class L	—	—	—	6,741
Class R2	20,234	1,573	—	513
Class R5	7,835	4,142	23	157
Class R6	3,310,114	460,954	387	209,959
Total	$4,400,822	$1,338,536	$147,382	$456,773
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	20,941	12,910	673	16,002
Class C	392	687	13	172
Class I	37,101	23,326	8,574	2,708
Class L	—	—	—	521
Class R2	1,140	68	—	41
Class R5	425	175	1	12
Class R6	180,219	19,412	24	16,343
Net Asset Value (a):
Class A — Redemption price per share	$17.98	$23.40	$15.75	$12.63
Class C — Offering price per share (b)	16.94	23.07	15.78	12.27
Class I — Offering and redemption price per share	18.31	23.74	15.88	13.01
Class L — Offering and redemption price per share	—	—	—	12.93
Class R2 — Offering and redemption price per share	17.74	23.22	—	12.40
Class R5 — Offering and redemption price per share	18.41	23.73	15.90	12.84
Class R6 — Offering and redemption price per share	18.37	23.75	15.91	12.85
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$18.98	$24.70	$16.62	$13.33
Cost of investments in non-affiliates	$3,278,553	$1,043,513	$110,784	$385,523
Cost of investments in affiliates	145,799	—	5,126	17,885
Cost of options purchased	—	—	1,765	—
Cost of foreign currency	—	—	260	307
Investment securities on loan, at value (See Note 2.C.)	196,340	41,008	—	—
Cost of investment of cash collateral (See Note 2.C.)	204,494	43,176	—	—
Premiums received from options written	—	—	1,689	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	55

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2023 (Unaudited)
(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$47	$1	$9
Interest income from affiliates	12	21	16
Dividend income from non-affiliates	61,500	33,173	11,331
Dividend income from affiliates	3,112	418	297
Income from securities lending (net) (See Note 2.C.)	70	74	75
Foreign taxes withheld (net)	(6,856)	(3,346)	(1,511)
Foreign withholding tax claims	—	—	425
Total investment income	57,885	30,341	10,642
EXPENSES:
Investment advisory fees	27,616	3,317	1,802
Administration fees	3,046	995	225
Distribution fees:
Class A	489	—	91
Class C	143	—	20
Class R2	1	—	—
Class R3	16	—	—
Service fees:
Class A	489	—	91
Class C	48	—	7
Class I	2,574	302	129
Class L	715	—	8
Class R2	1	—	—
Class R3	16	—	—
Class R4	4	—	—
Class R5	7	—	—
Custodian and accounting fees	1,742	917	56
Interest expense to affiliates	92	329	— (a)
Professional fees	107	49	57
Trustees’ and Chief Compliance Officer’s fees	29	18	14
Printing and mailing costs	486	48	39
Registration and filing fees	181	52	42
Transfer agency fees (See Note 2.I.)	111	19	11
Other	50	41	10
Total expenses	37,963	6,087	2,602
Less fees waived	(1,979)	(1,002)	(28)
Less expense reimbursements	(60)	(1)	(1)
Net expenses	35,924	5,084	2,573
Net investment income (loss)	21,961	25,257	8,069

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan International Equity Funds	April 30, 2023

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(100,955)(a)	$(99,778)(b)	$(329)
Investments in affiliates	(38)	(4)	(8)
Futures contracts	—	1,183	1,845
Foreign currency transactions	874	(436)	13
Net realized gain (loss)	(100,119)	(99,035)	1,521
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,404,894 (c)	552,054 (d)	120,214
Investments in affiliates	(2)	2	(3)
Futures contracts	—	608	(16)
Foreign currency translations	(534)	— (e)	301
Change in net unrealized appreciation/depreciation	1,404,358	552,664	120,496
Net realized/unrealized gains (losses)	1,304,239	453,629	122,017
Change in net assets resulting from operations	$1,326,200	$478,886	$130,086

(a)
Net of foreign capital gains tax of $(2,776).
(b)
Net of foreign capital gains tax of $(2,884).
(c)
Net of change in foreign capital gains tax of $(5,542).
(d)
Net of change in foreign capital gains tax of $2,597.
(e)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	57

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)
(Amounts in thousands)

	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund	JPMorgan International Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$16	$10	$—	$—
Interest income from affiliates	2	4	14	1
Dividend income from non-affiliates	69,921	19,153	2,628	6,565
Dividend income from affiliates	1,746	384	107	209
Income from securities lending (net) (See Note 2.C.)	609	136	—	38
Foreign taxes withheld (net)	(6,733)	(1,677)	(256)	(1,027)
Foreign withholding tax claims	2,629	—	—	5,991
Total investment income	68,190	18,010	2,493	11,777
EXPENSES:
Investment advisory fees	10,663	3,883	188	1,156
Administration fees	1,599	485	57	158
Distribution fees:
Class A	435	344	11	234
Class C	25	57	1	8
Class R2	48	4	—	1
Service fees:
Class A	435	344	11	234
Class C	8	19	— (a)	3
Class I	739	663	177	40
Class L	—	—	—	3
Class R2	24	2	—	1
Class R5	5	2	— (a)	— (a)
Custodian and accounting fees	279	68	32	54
Interest expense to affiliates	12	5	2	1
Professional fees	94	42	43	111
Trustees’ and Chief Compliance Officer’s fees	21	15	13	14
Printing and mailing costs	140	92	15	45
Registration and filing fees	72	85	23	61
Transfer agency fees (See Note 2.I.)	49	24	1	8
Other	35	14	6	8
Total expenses	14,683	6,148	580	2,140
Less fees waived	(2,603)	(1,373)	(117)	(521)
Less expense reimbursements	(1)	(1)	(1)	(3)
Net expenses	12,079	4,774	462	1,616
Net investment income (loss)	56,111	13,236	2,031	10,161

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan International Equity Funds	April 30, 2023

	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund	JPMorgan International Value Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(53,623)	$14,262	$(5,239)	$1,098
Investments in affiliates	(125)	6	—	— (a)
Options purchased	—	—	(7,548)	—
Futures contracts	—	—	599	—
Foreign currency transactions	870	(214)	30	175
Options written	—	—	(10,555)	—
Net realized gain (loss)	(52,878)	14,054	(22,713)	1,273
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	935,619	241,278	39,146	74,824
Investments in affiliates	(27)	(6)	—	(1)
Options purchased	—	—	1,604	—
Futures contracts	—	—	181	—
Foreign currency translations	974	445	39	176
Options written	—	—	797	—
Change in net unrealized appreciation/depreciation	936,566	241,717	41,767	74,999
Net realized/unrealized gains (losses)	883,688	255,771	19,054	76,272
Change in net assets resulting from operations	$939,799	$269,007	$21,085	$86,433

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$21,961	$53,465	$25,257	$84,906
Net realized gain (loss)	(100,119)	(335,160)	(99,035)	(212,653)
Change in net unrealized appreciation/depreciation	1,404,358	(4,813,410)	552,664	(1,084,196)
Change in net assets resulting from operations	1,326,200	(5,095,105)	478,886	(1,211,943)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(384)	(22,535)	—	—
Class C	—	(2,610)	—	—
Class I	(7,387)	(162,208)	(5,178)	(231)
Class L	(7,477)	(91,277)	—	—
Class R2	—	(19)	—	—
Class R3	(23)	(504)	—	—
Class R4	(12)	(135)	—	—
Class R5	(79)	(704)	—	—
Class R6	(27,239)	(206,914)	(62,562)	(199,236)
Total distributions to shareholders	(42,601)	(486,906)	(67,740)	(199,467)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(349,548)	(1,098,777)	(675,307)	268,590
NET ASSETS:
Change in net assets	934,051	(6,680,788)	(264,161)	(1,142,820)
Beginning of period	7,154,996	13,835,784	2,650,568	3,793,388
End of period	$8,089,047	$7,154,996	$2,386,407	$2,650,568
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan International Equity Funds	April 30, 2023

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,069	$11,261	$56,111	$96,151
Net realized gain (loss)	1,521	(86,979)	(52,878)	(243,501)
Change in net unrealized appreciation/depreciation	120,496	(136,552)	936,566	(1,274,787)
Change in net assets resulting from operations	130,086	(212,270)	939,799	(1,422,137)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(540)	(1,773)	(8,012)	(27,845)
Class C	(9)	(188)	(129)	(669)
Class I	(865)	(9,923)	(14,197)	(38,399)
Class L	(134)	(2,043)	—	—
Class R2	—	—	(395)	(1,477)
Class R5	—	—	(260)	(678)
Class R6	(4,738)	(11,157)	(91,479)	(256,785)
Total distributions to shareholders	(6,286)	(25,084)	(114,472)	(325,853)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(23,365)	(297,583)	(235,695)	713,463
NET ASSETS:
Change in net assets	100,435	(534,937)	589,632	(1,034,527)
Beginning of period	539,581	1,074,518	3,811,190	4,845,717
End of period	$640,016	$539,581	$4,400,822	$3,811,190
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,236	$38,695	$2,031	$3,692
Net realized gain (loss)	14,054	195,264	(22,713)	16,624
Change in net unrealized appreciation/depreciation	241,717	(958,205)	41,767	(45,427)
Change in net assets resulting from operations	269,007	(724,246)	21,085	(25,111)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,790)	(5,362)	(227)	(77)
Class C	(418)	(261)	(3)	(6)
Class I	(18,427)	(14,693)	(3,209)	(4,049)
Class R2	(49)	(21)	—	—
Class R5	(141)	(56)	— (a)	(1)
Class R6	(17,325)	(50,762)	(9)	(4)
Total distributions to shareholders	(45,150)	(71,155)	(3,448)	(4,137)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	19,898	(2,030,106)	(31,462)	37,679
NET ASSETS:
Change in net assets	243,755	(2,825,507)	(13,825)	8,431
Beginning of period	1,094,781	3,920,288	161,207	152,776
End of period	$1,338,536	$1,094,781	$147,382	$161,207

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan International Equity Funds	April 30, 2023

	JPMorgan International Value Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,161	$15,106
Net realized gain (loss)	1,273	(9,861)
Change in net unrealized appreciation/depreciation	74,999	(78,994)
Change in net assets resulting from operations	86,433	(73,749)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(6,454)	(8,496)
Class C	(62)	(136)
Class I	(1,187)	(1,804)
Class L	(233)	(331)
Class R2	(18)	(22)
Class R5	(1)	(2)
Class R6	(7,227)	(7,825)
Total distributions to shareholders	(15,182)	(18,616)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	27,645	53,543
NET ASSETS:
Change in net assets	98,896	(38,822)
Beginning of period	357,877	396,699
End of period	$456,773	$357,877
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$27,520	$106,700	$—	$—
Distributions reinvested	374	21,957	—	—
Cost of shares redeemed	(65,292)	(198,433)	—	—
Change in net assets resulting from Class A capital transactions	(37,398)	(69,776)	—	—
Class C
Proceeds from shares issued	316	1,744	—	—
Distributions reinvested	—	2,464	—	—
Cost of shares redeemed	(6,323)	(19,963)	—	—
Change in net assets resulting from Class C capital transactions	(6,007)	(15,755)	—	—
Class I
Proceeds from shares issued	328,094	1,051,591	115,643	338,191
Distributions reinvested	6,911	152,054	5,178	232
Cost of shares redeemed	(499,221)	(2,325,538)	(98,551)	(94,988)
Change in net assets resulting from Class I capital transactions	(164,216)	(1,121,893)	22,270	243,435
Class L
Proceeds from shares issued	163,805	564,411	—	—
Distributions reinvested	7,297	90,633	—	—
Cost of shares redeemed	(255,799)	(934,130)	—	—
Change in net assets resulting from Class L capital transactions	(84,697)	(279,086)	—	—
Class R2
Proceeds from shares issued	47	143	—	—
Distributions reinvested	—	19	—	—
Cost of shares redeemed	(32)	(69)	—	—
Change in net assets resulting from Class R2 capital transactions	15	93	—	—
Class R3
Proceeds from shares issued	1,910	5,710	—	—
Distributions reinvested	9	227	—	—
Cost of shares redeemed	(3,264)	(2,826)	—	—
Change in net assets resulting from Class R3 capital transactions	(1,345)	3,111	—	—
Class R4
Proceeds from shares issued	425	891	—	—
Distributions reinvested	12	135	—	—
Cost of shares redeemed	(340)	(693)	—	—
Change in net assets resulting from Class R4 capital transactions	97	333	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan International Equity Funds	April 30, 2023

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$1,347	$4,443	$—	$—
Distributions reinvested	74	651	—	—
Cost of shares redeemed	(1,409)	(4,459)	—	—
Change in net assets resulting from Class R5 capital transactions	12	635	—	—
Class R6
Proceeds from shares issued	690,968	1,626,066	273,932	1,143,019
Distributions reinvested	24,824	189,280	62,082	199,235
Cost of shares redeemed	(771,801)	(1,431,785)	(1,033,591)	(1,317,099)
Change in net assets resulting from Class R6 capital transactions	(56,009)	383,561	(697,577)	25,155
Total change in net assets resulting from capital transactions	$(349,548)	$(1,098,777)	$(675,307)	$268,590
SHARE TRANSACTIONS:
Class A
Issued	967	3,408	—	—
Reinvested	14	591	—	—
Redeemed	(2,367)	(6,307)	—	—
Change in Class A Shares	(1,386)	(2,308)	—	—
Class C
Issued	12	56	—	—
Reinvested	—	69	—	—
Redeemed	(239)	(663)	—	—
Change in Class C Shares	(227)	(538)	—	—
Class I
Issued	11,229	32,274	7,491	18,701
Reinvested	248	3,999	352	12
Redeemed	(17,599)	(74,112)	(6,411)	(6,117)
Change in Class I Shares	(6,122)	(37,839)	1,432	12,596
Class L
Issued	5,658	17,254	—	—
Reinvested	260	2,366	—	—
Redeemed	(8,883)	(29,603)	—	—
Change in Class L Shares	(2,965)	(9,983)	—	—
Class R2
Issued	2	4	—	—
Reinvested	—	1	—	—
Redeemed	(1)	(2)	—	—
Change in Class R2 Shares	1	3	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
SHARE TRANSACTIONS: (continued)
Class R3
Issued	68	191	—	—
Reinvested	— (a)	6	—	—
Redeemed	(114)	(94)	—	—
Change in Class R3 Shares	(46)	103	—	—
Class R4
Issued	15	27	—	—
Reinvested	— (a)	4	—	—
Redeemed	(12)	(21)	—	—
Change in Class R4 Shares	3	10	—	—
Class R5
Issued	48	140	—	—
Reinvested	2	17	—	—
Redeemed	(50)	(137)	—	—
Change in Class R5 Shares	— (a)	20	—	—
Class R6
Issued	23,745	50,537	17,866	70,374
Reinvested	885	4,950	4,243	10,435
Redeemed	(26,288)	(45,388)	(66,493)	(76,413)
Change in Class R6 Shares	(1,658)	10,099	(44,384)	4,396

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan International Equity Funds	April 30, 2023

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,105	$5,210	$28,278	$64,303
Distributions reinvested	515	1,698	7,969	27,642
Cost of shares redeemed	(5,753)	(10,121)	(30,939)	(73,469)
Change in net assets resulting from Class A capital transactions	(2,133)	(3,213)	5,308	18,476
Class C
Proceeds from shares issued	67	158	430	1,073
Distributions reinvested	8	184	128	669
Cost of shares redeemed	(1,274)	(4,364)	(1,427)	(3,015)
Change in net assets resulting from Class C capital transactions	(1,199)	(4,022)	(869)	(1,273)
Class I
Proceeds from shares issued	18,468	83,067	177,853	439,834
Distributions reinvested	833	9,021	14,180	38,299
Cost of shares redeemed	(6,742)	(370,731)	(139,800)	(314,861)
Change in net assets resulting from Class I capital transactions	12,559	(278,643)	52,233	163,272
Class L
Proceeds from shares issued	909	12,743	—	—
Distributions reinvested	133	2,037	—	—
Cost of shares redeemed	(1,414)	(61,116)	—	—
Change in net assets resulting from Class L capital transactions	(372)	(46,336)	—	—
Class R2
Proceeds from shares issued	—	—	1,737	4,712
Distributions reinvested	—	—	395	1,474
Cost of shares redeemed	—	—	(2,386)	(5,886)
Change in net assets resulting from Class R2 capital transactions	—	—	(254)	300
Class R5
Proceeds from shares issued	—	—	1,367	2,974
Distributions reinvested	—	—	248	650
Cost of shares redeemed	—	—	(3,850)	(2,313)
Change in net assets resulting from Class R5 capital transactions	—	—	(2,235)	1,311
Class R6
Proceeds from shares issued	6,838	72,496	445,745	1,168,411
Distributions reinvested	4,738	10,393	89,967	256,061
Cost of shares redeemed	(43,796)	(48,258)	(825,590)	(893,095)
Change in net assets resulting from Class R6 capital transactions	(32,220)	34,631	(289,878)	531,377
Total change in net assets resulting from capital transactions	$(23,365)	$(297,583)	$(235,695)	$713,463
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
SHARE TRANSACTIONS:
Class A
Issued	114	189	1,654	3,518
Reinvested	20	58	496	1,370
Redeemed	(211)	(380)	(1,836)	(4,281)
Change in Class A Shares	(77)	(133)	314	607
Class C
Issued	3	7	29	62
Reinvested	— (a)	7	8	35
Redeemed	(52)	(185)	(91)	(185)
Change in Class C Shares	(49)	(171)	(54)	(88)
Class I
Issued	671	2,991	10,254	24,681
Reinvested	32	301	867	1,865
Redeemed	(244)	(13,869)	(8,194)	(18,906)
Change in Class I Shares	459	(10,577)	2,927	7,640
Class L
Issued	32	453	—	—
Reinvested	5	67	—	—
Redeemed	(52)	(2,576)	—	—
Change in Class L Shares	(15)	(2,056)	—	—
Class R2
Issued	—	—	104	272
Reinvested	—	—	25	74
Redeemed	—	—	(142)	(347)
Change in Class R2 Shares	—	—	(13)	(1)
Class R5
Issued	—	—	79	169
Reinvested	—	—	15	32
Redeemed	—	—	(220)	(123)
Change in Class R5 Shares	—	—	(126)	78
Class R6
Issued	247	2,666	25,876	63,877
Reinvested	179	345	5,486	12,433
Redeemed	(1,564)	(1,835)	(47,329)	(51,308)
Change in Class R6 Shares	(1,138)	1,176	(15,967)	25,002

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan International Equity Funds	April 30, 2023

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$38,167	$89,525	$6,466	$4,000
Distributions reinvested	8,751	5,307	227	77
Cost of shares redeemed	(29,381)	(95,703)	(1,055)	(2,799)
Change in net assets resulting from Class A capital transactions	17,537	(871)	5,638	1,278
Class C
Proceeds from shares issued	279	1,726	23	135
Distributions reinvested	416	259	3	6
Cost of shares redeemed	(1,650)	(5,622)	(86)	(172)
Change in net assets resulting from Class C capital transactions	(955)	(3,637)	(60)	(31)
Class I
Proceeds from shares issued	152,791	302,480	25,157	125,491
Distributions reinvested	17,200	14,119	2,765	3,842
Cost of shares redeemed	(142,807)	(483,530)	(64,970)	(93,112)
Change in net assets resulting from Class I capital transactions	27,184	(166,931)	(37,048)	36,221
Class R2
Proceeds from shares issued	128	691	—	—
Distributions reinvested	49	21	—	—
Cost of shares redeemed	(365)	(731)	—	—
Change in net assets resulting from Class R2 capital transactions	(188)	(19)	—	—
Class R5
Proceeds from shares issued	1,816	421	—	—
Distributions reinvested	141	56	— (a)	1
Cost of shares redeemed	(412)	(853)	—	—
Change in net assets resulting from Class R5 capital transactions	1,545	(376)	— (a)	1
Class R6
Proceeds from shares issued	48,296	142,067	25	251
Distributions reinvested	17,306	50,271	9	4
Cost of shares redeemed	(90,827)	(814,180)	(26)	(45)
Redemptions in-kind	—	(1,236,430)	—	—
Change in net assets resulting from Class R6 capital transactions	(25,225)	(1,858,272)	8	210
Total change in net assets resulting from capital transactions	$19,898	$(2,030,106)	$(31,462)	$37,679

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
SHARE TRANSACTIONS:
Class A
Issued	1,710	3,793	441	254
Reinvested	414	205	16	5
Redeemed	(1,331)	(4,132)	(71)	(185)
Change in Class A Shares	793	(134)	386	74
Class C
Issued	14	69	2	9
Reinvested	20	10	— (a)	— (a)
Redeemed	(76)	(247)	(6)	(11)
Change in Class C Shares	(42)	(168)	(4)	(2)
Class I
Issued	7,126	12,761	1,674	8,117
Reinvested	803	538	192	241
Redeemed	(6,417)	(21,255)	(4,352)	(6,134)
Change in Class I Shares	1,512	(7,956)	(2,486)	2,224
Class R2
Issued	6	30	—	—
Reinvested	2	1	—	—
Redeemed	(16)	(31)	—	—
Change in Class R2 Shares	(8)	—	—	—
Class R5
Issued	88	19	—	—
Reinvested	6	2	— (a)	— (a)
Redeemed	(18)	(35)	—	—
Change in Class R5 Shares	76	(14)	— (a)	— (a)
Class R6
Issued	2,133	6,013	2	17
Reinvested	808	1,917	— (a)	— (a)
Redeemed	(3,949)	(32,570)	(2)	(3)
Redemptions in-kind	—	(52,192)	—	—
Change in Class R6 Shares	(1,008)	(76,832)	— (a)	14

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan International Equity Funds	April 30, 2023

	JPMorgan International Value Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$19,801	$37,527
Distributions reinvested	6,407	8,400
Cost of shares redeemed	(16,100)	(31,122)
Change in net assets resulting from Class A capital transactions	10,108	14,805
Class C
Proceeds from shares issued	441	234
Distributions reinvested	55	135
Cost of shares redeemed	(532)	(1,871)
Change in net assets resulting from Class C capital transactions	(36)	(1,502)
Class I
Proceeds from shares issued	7,731	10,688
Distributions reinvested	1,171	1,784
Cost of shares redeemed	(9,122)	(13,058)
Change in net assets resulting from Class I capital transactions	(220)	(586)
Class L
Proceeds from shares issued	321	397
Distributions reinvested	218	310
Cost of shares redeemed	(322)	(803)
Change in net assets resulting from Class L capital transactions	217	(96)
Class R2
Proceeds from shares issued	35	69
Distributions reinvested	18	22
Cost of shares redeemed	(86)	(31)
Change in net assets resulting from Class R2 capital transactions	(33)	60
Class R5
Proceeds from shares issued	357	25
Distributions reinvested	1	2
Cost of shares redeemed	(247)	(54)
Change in net assets resulting from Class R5 capital transactions	111	(27)
Class R6
Proceeds from shares issued	34,156	69,981
Distributions reinvested	7,192	7,790
Cost of shares redeemed	(23,850)	(36,882)
Change in net assets resulting from Class R6 capital transactions	17,498	40,889
Total change in net assets resulting from capital transactions	$27,645	$53,543
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan International Value Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
SHARE TRANSACTIONS:
Class A
Issued	1,635	3,140
Reinvested	558	685
Redeemed	(1,337)	(2,627)
Change in Class A Shares	856	1,198
Class C
Issued	37	21
Reinvested	5	11
Redeemed	(45)	(158)
Change in Class C Shares	(3)	(126)
Class I
Issued	605	850
Reinvested	99	141
Redeemed	(736)	(1,082)
Change in Class I Shares	(32)	(91)
Class L
Issued	25	33
Reinvested	19	25
Redeemed	(27)	(65)
Change in Class L Shares	17	(7)
Class R2
Issued	3	6
Reinvested	1	2
Redeemed	(7)	(3)
Change in Class R2 Shares	(3)	5
Class R5
Issued	28	2
Reinvested	— (a)	— (a)
Redeemed	(19)	(4)
Change in Class R5 Shares	9	(2)
Class R6
Issued	2,773	5,786
Reinvested	617	626
Redeemed	(1,934)	(3,067)
Change in Class R6 Shares	1,456	3,345

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan International Equity Funds	April 30, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2023 (Unaudited)	$23.85	$0.03	$4.38	$4.41	$(0.03)	$—	$(0.03)
Year Ended October 31, 2022	40.54	0.06	(15.42)	(15.36)	(0.07)	(1.26)	(1.33)
Year Ended October 31, 2021	36.44	(0.14)	4.24	4.10	—	—	—
Year Ended October 31, 2020	30.07	(0.02)	6.56	6.54	(0.17)	—	(0.17)
Year Ended October 31, 2019	23.84	0.19	6.16	6.35	(0.12)	—	(0.12)
Year Ended October 31, 2018	27.58	0.14	(3.84)	(3.70)	(0.04)	—	(0.04)
Class C
Six Months Ended April 30, 2023 (Unaudited)	22.82	(0.04)	4.19	4.15	—	—	—
Year Ended October 31, 2022	38.96	(0.10)	(14.78)	(14.88)	—	(1.26)	(1.26)
Year Ended October 31, 2021	35.20	(0.34)	4.10	3.76	—	—	—
Year Ended October 31, 2020	29.07	(0.18)	6.35	6.17	(0.04)	—	(0.04)
Year Ended October 31, 2019	23.08	0.04	5.98	6.02	(0.03)	—	(0.03)
Year Ended October 31, 2018	26.80	0.02	(3.74)	(3.72)	— (f)	—	— (f)
Class I
Six Months Ended April 30, 2023 (Unaudited)	24.48	0.06	4.50	4.56	(0.10)	—	(0.10)
Year Ended October 31, 2022	41.60	0.12	(15.81)	(15.69)	(0.17)	(1.26)	(1.43)
Year Ended October 31, 2021	37.34	(0.04)	4.34	4.30	(0.04)	—	(0.04)
Year Ended October 31, 2020	30.79	0.05	6.75	6.80	(0.25)	—	(0.25)
Year Ended October 31, 2019	24.45	0.27	6.29	6.56	(0.22)	—	(0.22)
Year Ended October 31, 2018	28.29	0.24	(3.96)	(3.72)	(0.12)	—	(0.12)
Class L
Six Months Ended April 30, 2023 (Unaudited)	24.70	0.08	4.53	4.61	(0.15)	—	(0.15)
Year Ended October 31, 2022	41.96	0.17	(15.95)	(15.78)	(0.22)	(1.26)	(1.48)
Year Ended October 31, 2021	37.64	0.01	4.37	4.38	(0.06)	—	(0.06)
Year Ended October 31, 2020	31.03	0.08	6.80	6.88	(0.27)	—	(0.27)
Year Ended October 31, 2019	24.63	0.29	6.35	6.64	(0.24)	—	(0.24)
Year Ended October 31, 2018	28.49	0.26	(3.99)	(3.73)	(0.13)	—	(0.13)
Class R2
Six Months Ended April 30, 2023 (Unaudited)	23.49	(0.01)	4.31	4.30	—	—	—
Year Ended October 31, 2022	39.99	(0.02)	(15.22)	(15.24)	—	(1.26)	(1.26)
Year Ended October 31, 2021	36.06	(0.26)	4.19	3.93	—	—	—
Year Ended October 31, 2020	29.78	(0.13)	6.52	6.39	(0.11)	—	(0.11)
Year Ended October 31, 2019	23.73	0.08	6.13	6.21	(0.16)	—	(0.16)
Year Ended October 31, 2018	27.57	0.07	(3.83)	(3.76)	(0.08)	—	(0.08)
Class R3
Six Months Ended April 30, 2023 (Unaudited)	23.67	0.02	4.35	4.37	(0.05)	—	(0.05)
Year Ended October 31, 2022	40.30	0.06	(15.32)	(15.26)	(0.11)	(1.26)	(1.37)
Year Ended October 31, 2021	36.25	(0.15)	4.20	4.05	—	—	—
Year Ended October 31, 2020	29.96	(0.05)	6.55	6.50	(0.21)	—	(0.21)
Year Ended October 31, 2019	23.78	0.25	6.06	6.31	(0.13)	—	(0.13)
Year Ended October 31, 2018	27.59	0.22	(3.92)	(3.70)	(0.11)	—	(0.11)
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan International Equity Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$28.23	18.48%	$384,741	1.24%	0.19%	1.33%	8%
23.85	(39.06)	358,077	1.25	0.19	1.33	18
40.54	11.25	702,288	1.24	(0.33)	1.30	25
36.44	21.84	578,112	1.24	(0.06)	1.33	15
30.07	26.77	524,357	1.24	0.69	1.47	34
23.84	(13.44)	369,490	1.24	0.51	1.52	13

26.97	18.19	36,423	1.74	(0.32)	1.83	8
22.82	(39.36)	35,997	1.75	(0.35)	1.83	18
38.96	10.68	82,409	1.74	(0.83)	1.80	25
35.20	21.24	72,364	1.74	(0.58)	1.83	15
29.07	26.12	56,830	1.74	0.15	1.98	34
23.08	(13.87)	43,612	1.74	0.06	2.02	13

28.94	18.66	2,034,835	0.99	0.43	1.07	8
24.48	(38.92)	1,871,401	1.00	0.37	1.07	18
41.60	11.51	4,753,438	0.99	(0.09)	1.05	25
37.34	22.19	4,016,180	0.99	0.15	1.07	15
30.79	27.04	1,725,882	0.99	0.94	1.21	34
24.45	(13.23)	773,142	0.99	0.84	1.26	13

29.16	18.69	1,428,072	0.89	0.53	0.92	8
24.70	(38.84)	1,282,832	0.90	0.53	0.92	18
41.96	11.63	2,598,326	0.89	0.02	0.90	25
37.64	22.29	1,877,489	0.89	0.25	0.92	15
31.03	27.20	926,781	0.89	1.00	1.06	34
24.63	(13.16)	475,997	0.89	0.91	1.11	13

27.79	18.31	499	1.54	(0.10)	1.82	8
23.49	(39.24)	407	1.55	(0.07)	1.83	18
39.99	10.90	585	1.54	(0.63)	1.78	25
36.06	21.51	414	1.54	(0.41)	2.00	15
29.78	26.35	145	1.54	0.31	2.26	34
23.73	(13.69)	95	1.54	0.26	2.04	13

27.99	18.46	11,953	1.29	0.13	1.32	8
23.67	(39.08)	11,182	1.30	0.19	1.32	18
40.30	11.17	14,918	1.29	(0.36)	1.30	25
36.25	21.80	5,797	1.29	(0.15)	1.33	15
29.96	26.67	2,151	1.29	0.90	1.49	34
23.78	(13.49)	341	1.29	0.81	1.59	13
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Equity Fund (continued)
Class R4
Six Months Ended April 30, 2023 (Unaudited)	$24.39	$0.06	$4.47	$4.53	$(0.11)	$—	$(0.11)
Year Ended October 31, 2022	41.45	0.13	(15.77)	(15.64)	(0.16)	(1.26)	(1.42)
Year Ended October 31, 2021	37.20	(0.05)	4.32	4.27	(0.02)	—	(0.02)
Year Ended October 31, 2020	30.68	0.04	6.70	6.74	(0.22)	—	(0.22)
Year Ended October 31, 2019	24.42	0.27	6.25	6.52	(0.26)	—	(0.26)
Year Ended October 31, 2018	28.28	0.18	(3.91)	(3.73)	(0.13)	—	(0.13)
Class R5
Six Months Ended April 30, 2023 (Unaudited)	24.69	0.08	4.54	4.62	(0.16)	—	(0.16)
Year Ended October 31, 2022	41.88	0.18	(15.96)	(15.78)	(0.15)	(1.26)	(1.41)
Year Ended October 31, 2021	37.56	0.01	4.36	4.37	(0.05)	—	(0.05)
Year Ended October 31, 2020	30.96	0.08	6.78	6.86	(0.26)	—	(0.26)
Year Ended October 31, 2019	24.60	0.31	6.31	6.62	(0.26)	—	(0.26)
Year Ended October 31, 2018	28.47	0.39	(4.11)	(3.72)	(0.15)	—	(0.15)
Class R6
Six Months Ended April 30, 2023 (Unaudited)	24.69	0.09	4.53	4.62	(0.19)	—	(0.19)
Year Ended October 31, 2022	41.95	0.21	(15.95)	(15.74)	(0.26)	(1.26)	(1.52)
Year Ended October 31, 2021	37.61	0.05	4.37	4.42	(0.08)	—	(0.08)
Year Ended October 31, 2020	31.00	0.12	6.78	6.90	(0.29)	—	(0.29)
Year Ended October 31, 2019	24.60	0.31	6.35	6.66	(0.26)	—	(0.26)
Year Ended October 31, 2018	28.46	0.29	(3.99)	(3.70)	(0.16)	—	(0.16)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan International Equity Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$28.81	18.61%	$3,032	1.04%	0.40%	1.08%	8%
24.39	(38.93)	2,485	1.05	0.43	1.08	18
41.45	11.48	3,810	1.04	(0.12)	1.06	25
37.20	22.09	2,962	1.04	0.12	1.08	15
30.68	26.98	1,300	1.04	0.94	1.23	34
24.42	(13.25)	26	1.04	0.63	1.62	13

29.15	18.72	14,975	0.89	0.54	0.93	8
24.69	(38.86)	12,712	0.90	0.55	0.93	18
41.88	11.64	20,676	0.89	0.02	0.91	25
37.56	22.29	57,909	0.89	0.26	0.93	15
30.96	27.19	41,872	0.89	1.08	1.08	34
24.60	(13.14)	1,672	0.89	1.37	1.11	13

29.12	18.74	4,174,517	0.79	0.64	0.82	8
24.69	(38.78)	3,579,903	0.80	0.67	0.82	18
41.95	11.75	5,659,334	0.79	0.11	0.80	25
37.61	22.39	4,608,998	0.79	0.37	0.82	15
31.00	27.36	3,034,359	0.79	1.09	0.96	34
24.60	(13.08)	2,936,830	0.79	1.00	1.01	13
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Six Months Ended April 30, 2023 (Unaudited)	$13.34	$0.13	$2.19	$2.32	$(0.35)	$—	$(0.35)
Year Ended October 31, 2022	20.87	0.48	(6.96)	(6.48)	(0.52)	(0.53)	(1.05)
Year Ended October 31, 2021	18.11	0.51	2.56	3.07	(0.31)	—	(0.31)
Year Ended October 31, 2020	16.78	0.33	1.04	1.37	—	(0.04)	(0.04)
January 30, 2019 (f) through October 31, 2019	16.22	0.31	0.25	0.56	—	—	—
Class R6
Six Months Ended April 30, 2023 (Unaudited)	13.27	0.14	2.17	2.31	(0.36)	—	(0.36)
Year Ended October 31, 2022	20.77	0.45	(6.88)	(6.43)	(0.54)	(0.53)	(1.07)
Year Ended October 31, 2021	18.01	0.42	2.65	3.07	(0.31)	—	(0.31)
Year Ended October 31, 2020	16.80	0.31	1.07	1.38	(0.13)	(0.04)	(0.17)
December 11, 2018 (h) through October 31, 2019	15.00	0.42	1.46	1.88	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of operations.
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan International Equity Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$15.31	17.50%	$218,811	0.48%	1.73%	0.69%	13%
13.34	(32.53)	171,538	0.45	3.00	0.68	34
20.87	16.95	5,435	0.45	2.36	0.69	53
18.11	8.15	33	0.45	1.98	1.39	47
16.78	3.45	5	0.44 (g)	2.52 (g)	0.70 (g)	28

15.22	17.55	2,167,596	0.37	1.92	0.43	13
13.27	(32.48)	2,479,030	0.35	2.62	0.40	34
20.77	17.09	3,787,953	0.35	1.97	0.40	53
18.01	8.22	2,840,309	0.35	1.87	0.41	47
16.80	12.60	2,090,569	0.34 (g)	2.90 (g)	0.46 (g)	28
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Europe Dynamic Fund
Class A
Six Months Ended April 30, 2023 (Unaudited)	$23.70	$0.31 (f)	$5.42	$5.73	$(0.20)
Year Ended October 31, 2022	30.91	0.36	(6.95)	(6.59)	(0.62)
Year Ended October 31, 2021	21.64	0.40 (g)	9.14	9.54	(0.27)
Year Ended October 31, 2020	24.25	0.25	(2.16)	(1.91)	(0.70)
Year Ended October 31, 2019	23.01	0.61	1.18	1.79	(0.55)
Year Ended October 31, 2018	27.04	0.42	(4.08)	(3.66)	(0.37)
Class C
Six Months Ended April 30, 2023 (Unaudited)	20.85	0.19 (f)	4.81	5.00	(0.04)
Year Ended October 31, 2022	27.25	0.20	(6.13)	(5.93)	(0.47)
Year Ended October 31, 2021	19.10	0.22 (g)	8.08	8.30	(0.15)
Year Ended October 31, 2020	21.47	0.12	(1.91)	(1.79)	(0.58)
Year Ended October 31, 2019	20.39	0.44	1.06	1.50	(0.42)
Year Ended October 31, 2018	24.00	0.25	(3.62)	(3.37)	(0.24)
Class I
Six Months Ended April 30, 2023 (Unaudited)	24.20	0.37 (f)	5.52	5.89	(0.24)
Year Ended October 31, 2022	31.57	0.24	(6.88)	(6.64)	(0.73)
Year Ended October 31, 2021	22.10	0.47 (g)	9.33	9.80	(0.33)
Year Ended October 31, 2020	24.75	0.31	(2.19)	(1.88)	(0.77)
Year Ended October 31, 2019	23.48	0.67	1.21	1.88	(0.61)
Year Ended October 31, 2018	27.60	0.49	(4.17)	(3.68)	(0.44)
Class L
Six Months Ended April 30, 2023 (Unaudited)	24.54	0.39 (f)	5.60	5.99	(0.22)
Year Ended October 31, 2022	31.99	0.52	(7.22)	(6.70)	(0.75)
Year Ended October 31, 2021	22.38	0.54 (g)	9.44	9.98	(0.37)
Year Ended October 31, 2020	25.05	0.35	(2.23)	(1.88)	(0.79)
Year Ended October 31, 2019	23.70	0.65	1.27	1.92	(0.57)
Year Ended October 31, 2018	27.85	0.51	(4.18)	(3.67)	(0.48)
Class R6
Six Months Ended April 30, 2023 (Unaudited)	24.44	0.38 (f)	5.59	5.97	(0.33)
Year Ended October 31, 2022	31.86	0.49	(7.13)	(6.64)	(0.78)
Year Ended October 31, 2021	22.29	0.55 (g)	9.41	9.96	(0.39)
Year Ended October 31, 2020	24.96	0.37	(2.22)	(1.85)	(0.82)
Year Ended October 31, 2019	23.70	0.75	1.19	1.94	(0.68)
October 1, 2018 (h) through October 31, 2018	26.32	0.01	(2.63)	(2.62)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)
Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income
(loss) per share would have been $0.29, $0.17, $0.35, $0.37 and $0.36 for Class A, Class C, Class I, Class L and Class R6, respectively, and the net investment income (loss) ratios would have been 2.23%, 1.56%, 2.60%, 2.69% and 2.70% for Class A, Class C, Class I, Class L and Class R6, respectively.

(g)
Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income
(loss) per share would have been $0.38, $0.20, $0.45, $0.52 and $0.53 for Class A, Class C, Class I, Class L and Class R6, respectively, and the net investment income (loss) ratios would have been 1.29%, 0.78%, 1.44%, 1.70% and 1.75% for Class A, Class C, Class I, Class L and Class R6, respectively.

(h)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan International Equity Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$29.23	24.29%	$77,387	1.24%	2.30%(f)	1.26%	48%
23.70	(21.70)	64,573	1.25	1.37	1.28	75
30.91	44.30	88,315	1.24	1.37 (g)	1.26	92
21.64	(8.21)	68,882	1.24	1.09	1.28	159
24.25	8.14	98,294	1.24	2.67	1.31	83
23.01	(13.72)	124,681	1.24	1.58	1.29	149

25.81	23.99	5,037	1.73	1.63 (f)	1.77	48
20.85	(22.09)	5,096	1.75	0.82	1.78	75
27.25	43.56	11,313	1.74	0.86 (g)	1.77	92
19.10	(8.68)	11,082	1.74	0.59	1.77	159
21.47	7.64	19,798	1.74	2.15	1.80	83
20.39	(14.18)	31,125	1.74	1.08	1.79	149

29.85	24.46	116,824	0.98	2.67 (f)	1.00	48
24.20	(21.48)	83,608	0.98	0.81	1.00	75
31.57	44.61	443,053	0.98	1.52 (g)	0.99	92
22.10	(7.98)	52,841	0.99	1.33	1.01	159
24.75	8.44	86,582	0.99	2.86	1.05	83
23.48	(13.53)	139,858	0.99	1.84	1.04	149

30.31	24.55	18,746	0.85	2.76 (f)	0.85	48
24.54	(21.39)	15,568	0.85	1.87	0.86	75
31.99	44.88	86,054	0.84	1.78 (g)	0.85	92
22.38	(7.86)	55,597	0.85	1.49	0.86	159
25.05	8.49	65,686	0.89	2.77	0.90	83
23.70	(13.41)	389,665	0.88	1.88	0.89	149

30.08	24.60	422,022	0.74	2.77 (f)	0.75	48
24.44	(21.31)	370,736	0.75	1.81	0.76	75
31.86	45.01	445,783	0.74	1.83 (g)	0.75	92
22.29	(7.79)	250,426	0.75	1.61	0.76	159
24.96	8.65	271,885	0.79	3.17	0.79	83
23.70	(9.95)	18	0.82	0.67	0.83	149
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Fund
Class A
Six Months Ended April 30, 2023 (Unaudited)	$14.75	$0.19 (f)	$3.43	$3.62	$(0.39)	$—	$(0.39)
Year Ended October 31, 2022	21.63	0.31	(5.83)	(5.52)	(0.37)	(0.99)	(1.36)
Year Ended October 31, 2021	16.47	0.30 (g)	5.04	5.34	(0.18)	—	(0.18)
Year Ended October 31, 2020	17.27	0.19	(0.49)	(0.30)	(0.50)	—	(0.50)
Year Ended October 31, 2019	15.56	0.33	1.89	2.22	(0.33)	(0.18)	(0.51)
Year Ended October 31, 2018	17.81	0.33	(2.33)	(2.00)	(0.25)	—	(0.25)
Class C
Six Months Ended April 30, 2023 (Unaudited)	13.87	0.14 (f)	3.23	3.37	(0.30)	—	(0.30)
Year Ended October 31, 2022	20.41	0.20	(5.48)	(5.28)	(0.27)	(0.99)	(1.26)
Year Ended October 31, 2021	15.53	0.18 (g)	4.77	4.95	(0.07)	—	(0.07)
Year Ended October 31, 2020	16.29	0.09	(0.45)	(0.36)	(0.40)	—	(0.40)
Year Ended October 31, 2019	14.68	0.23	1.80	2.03	(0.24)	(0.18)	(0.42)
Year Ended October 31, 2018	16.83	0.25	(2.23)	(1.98)	(0.17)	—	(0.17)
Class I
Six Months Ended April 30, 2023 (Unaudited)	15.04	0.22 (f)	3.49	3.71	(0.44)	—	(0.44)
Year Ended October 31, 2022	22.02	0.38	(5.95)	(5.57)	(0.42)	(0.99)	(1.41)
Year Ended October 31, 2021	16.76	0.36 (g)	5.13	5.49	(0.23)	—	(0.23)
Year Ended October 31, 2020	17.56	0.21	(0.47)	(0.26)	(0.54)	—	(0.54)
Year Ended October 31, 2019	15.82	0.36	1.93	2.29	(0.37)	(0.18)	(0.55)
Year Ended October 31, 2018	18.09	0.41	(2.40)	(1.99)	(0.28)	—	(0.28)
Class R2
Six Months Ended April 30, 2023 (Unaudited)	14.53	0.16 (f)	3.39	3.55	(0.34)	—	(0.34)
Year Ended October 31, 2022	21.31	0.25	(5.74)	(5.49)	(0.30)	(0.99)	(1.29)
Year Ended October 31, 2021	16.31	0.23 (g)	4.99	5.22	(0.22)	—	(0.22)
Year Ended October 31, 2020	17.14	0.13	(0.48)	(0.35)	(0.48)	—	(0.48)
Year Ended October 31, 2019	15.44	0.28	1.88	2.16	(0.28)	(0.18)	(0.46)
Year Ended October 31, 2018	17.70	0.29	(2.33)	(2.04)	(0.22)	—	(0.22)
Class R5
Six Months Ended April 30, 2023 (Unaudited)	15.13	0.20 (f)	3.54	3.74	(0.46)	—	(0.46)
Year Ended October 31, 2022	22.14	0.38	(5.96)	(5.58)	(0.44)	(0.99)	(1.43)
Year Ended October 31, 2021	16.85	0.39 (g)	5.15	5.54	(0.25)	—	(0.25)
Year Ended October 31, 2020	17.60	0.24	(0.48)	(0.24)	(0.51)	—	(0.51)
Year Ended October 31, 2019	15.85	0.38	1.94	2.32	(0.39)	(0.18)	(0.57)
Year Ended October 31, 2018	18.13	0.41	(2.40)	(1.99)	(0.29)	—	(0.29)
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan International Equity Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$17.98	24.88%	$376,598	0.95%	2.30%(f)	1.11%	24%
14.75	(27.15)	304,284	0.95	1.76	1.11	31
21.63	32.56	433,033	0.95	1.47 (g)	1.11	35
16.47	(1.88)	263,791	0.95	1.17	1.12	28
17.27	14.93	328,312	0.95	2.03	1.22	25
15.56	(11.42)	240,394	0.95	1.88	1.32	33

16.94	24.54	6,635	1.45	1.73 (f)	1.62	24
13.87	(27.51)	6,191	1.45	1.23	1.64	31
20.41	31.94	10,899	1.45	0.91 (g)	1.62	35
15.53	(2.38)	9,358	1.45	0.61	1.62	28
16.29	14.39	14,549	1.45	1.51	1.74	25
14.68	(11.89)	18,899	1.45	1.48	1.83	33

18.31	24.98	679,406	0.70	2.63 (f)	0.86	24
15.04	(26.95)	513,812	0.70	2.16	0.86	31
22.02	32.94	584,191	0.70	1.71 (g)	0.86	35
16.76	(1.64)	339,416	0.70	1.26	0.86	28
17.56	15.20	190,885	0.70	2.22	0.96	25
15.82	(11.20)	179,831	0.70	2.30	1.06	33

17.74	24.73	20,234	1.25	1.99 (f)	1.45	24
14.53	(27.36)	16,764	1.25	1.46	1.46	31
21.31	32.18	24,598	1.25	1.13 (g)	1.47	35
16.31	(2.21)	21,379	1.25	0.79	1.37	28
17.14	14.58	2,099	1.25	1.75	1.57	25
15.44	(11.68)	1,833	1.25	1.64	1.60	33

18.41	25.05	7,835	0.60	2.30 (f)	0.71	24
15.13	(26.88)	8,328	0.60	2.13	0.71	31
22.14	33.04	10,463	0.60	1.85 (g)	0.71	35
16.85	(1.52)	6,970	0.60	1.41	0.72	28
17.60	15.38	3,778	0.60	2.31	0.83	25
15.85	(11.16)	19,516	0.60	2.31	0.91	33
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Fund (continued)
Class R6
Six Months Ended April 30, 2023 (Unaudited)	$15.10	$0.23 (f)	$3.51	$3.74	$(0.47)	$—	$(0.47)
Year Ended October 31, 2022	22.10	0.39	(5.94)	(5.55)	(0.46)	(0.99)	(1.45)
Year Ended October 31, 2021	16.81	0.42 (g)	5.13	5.55	(0.26)	—	(0.26)
Year Ended October 31, 2020	17.61	0.26	(0.49)	(0.23)	(0.57)	—	(0.57)
Year Ended October 31, 2019	15.86	0.40	1.93	2.33	(0.40)	(0.18)	(0.58)
Year Ended October 31, 2018	18.13	0.43	(2.39)	(1.96)	(0.31)	—	(0.31)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)
Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income
(loss) per share would have been $0.18, $0.13, $0.21, $0.15, $0.19 and $0.22 for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively, and the net investment income (loss) ratios would have been 2.24%, 1.67%, 2.57%, 1.93%, 2.24% and 2.61% for Class A, Class C, Class I, Class R2, Class R5 and Class R6,
respectively.

(g)
Reflects income from foreign withholding tax claims. Had the Fund not received these proceeds, the net investment income (loss) per share and the net investment income (loss) ratios for each share class would have remained the same.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan International Equity Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$18.37	25.16%	$3,310,114	0.50%	2.67%(f)	0.61%	24%
15.10	(26.81)	2,961,811	0.50	2.22	0.61	31
22.10	33.20	3,782,533	0.50	1.98 (g)	0.60	35
16.81	(1.46)	2,290,008	0.50	1.56	0.61	28
17.61	15.50	2,457,383	0.50	2.46	0.72	25
15.86	(11.04)	3,808,621	0.50	2.42	0.81	33
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Focus Fund
Class A
Six Months Ended April 30, 2023 (Unaudited)	$19.58	$0.20	$4.35	$4.55	$(0.73)
Year Ended October 31, 2022	27.55	0.41	(7.95)	(7.54)	(0.43)
Year Ended October 31, 2021	22.07	0.35 (f)	5.32	5.67	(0.19)
Year Ended October 31, 2020	21.15	0.18	0.75	0.93	(0.01)
Year Ended October 31, 2019	18.24	0.26	3.02	3.28	(0.37)
Year Ended October 31, 2018	21.14	0.36	(3.13)	(2.77)	(0.13)
Class C
Six Months Ended April 30, 2023 (Unaudited)	19.23	0.14	4.29	4.43	(0.59)
Year Ended October 31, 2022	27.06	0.29	(7.83)	(7.54)	(0.29)
Year Ended October 31, 2021	21.68	0.20 (f)	5.24	5.44	(0.06)
Year Ended October 31, 2020	20.86	0.07	0.75	0.82	—
Year Ended October 31, 2019	17.98	0.16	2.97	3.13	(0.25)
Year Ended October 31, 2018	20.90	0.26	(3.09)	(2.83)	(0.09)
Class I
Six Months Ended April 30, 2023 (Unaudited)	19.88	0.23	4.41	4.64	(0.78)
Year Ended October 31, 2022	27.95	0.47	(8.06)	(7.59)	(0.48)
Year Ended October 31, 2021	22.39	0.42 (f)	5.39	5.81	(0.25)
Year Ended October 31, 2020	21.43	0.23	0.78	1.01	(0.05)
Year Ended October 31, 2019	18.49	0.31	3.04	3.35	(0.41)
Year Ended October 31, 2018	21.41	0.44	(3.19)	(2.75)	(0.17)
Class R2
Six Months Ended April 30, 2023 (Unaudited)	19.40	0.16	4.33	4.49	(0.67)
Year Ended October 31, 2022	27.25	0.34	(7.89)	(7.55)	(0.30)
Year Ended October 31, 2021	21.85	0.27 (f)	5.26	5.53	(0.13)
Year Ended October 31, 2020	20.99	0.13	0.73	0.86	—
Year Ended October 31, 2019	18.14	0.21	2.98	3.19	(0.34)
Year Ended October 31, 2018	21.11	0.35	(3.17)	(2.82)	(0.15)
Class R5
Six Months Ended April 30, 2023 (Unaudited)	19.89	0.24	4.42	4.66	(0.82)
Year Ended October 31, 2022	27.96	0.49	(8.06)	(7.57)	(0.50)
Year Ended October 31, 2021	22.38	0.44 (f)	5.40	5.84	(0.26)
Year Ended October 31, 2020	21.42	0.25	0.78	1.03	(0.07)
Year Ended October 31, 2019	18.49	0.34	3.03	3.37	(0.44)
Year Ended October 31, 2018	21.39	0.53	(3.25)	(2.72)	(0.18)
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan International Equity Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$23.40	23.65%	$302,145	1.00%	1.81%	1.23%	17%
19.58	(27.75)	237,262	1.00	1.75	1.24	30
27.55	25.74	337,503	1.00	1.31 (f)	1.21	32
22.07	4.39	135,527	1.00	0.86	1.22	38
21.15	18.41	114,629	1.00	1.33	1.32	34
18.24	(13.20)	84,325	1.00	1.75	1.38	63

23.07	23.39	15,844	1.50	1.27	1.74	17
19.23	(28.13)	14,034	1.50	1.26	1.76	30
27.06	25.11	24,272	1.50	0.77 (f)	1.72	32
21.68	3.93	15,463	1.50	0.32	1.73	38
20.86	17.73	18,447	1.50	0.83	1.84	34
17.98	(13.60)	22,532	1.50	1.29	1.89	63

23.74	23.78	553,878	0.75	2.02	0.98	17
19.88	(27.56)	433,591	0.75	1.99	0.99	30
27.95	26.04	832,039	0.75	1.54 (f)	0.96	32
22.39	4.71	372,068	0.75	1.05	0.96	38
21.43	18.62	177,764	0.75	1.57	1.08	34
18.49	(12.96)	189,061	0.75	2.09	1.13	63

23.22	23.49	1,573	1.30	1.44	1.51	17
19.40	(27.97)	1,477	1.30	1.46	1.53	30
27.25	25.35	2,078	1.30	1.00 (f)	1.48	32
21.85	4.10	1,441	1.30	0.61	1.51	38
20.99	18.01	1,049	1.30	1.05	1.74	34
18.14	(13.46)	773	1.30	1.70	1.72	63

23.73	23.87	4,142	0.65	2.18	0.88	17
19.89	(27.51)	1,961	0.65	2.06	0.91	30
27.96	26.19	3,172	0.65	1.61 (f)	0.87	32
22.38	4.79	2,772	0.65	1.16	0.88	38
21.42	18.76	3,082	0.65	1.71	1.04	34
18.49	(12.84)	3,341	0.65	2.56	1.07	63
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Focus Fund (continued)
Class R6
Six Months Ended April 30, 2023 (Unaudited)	$19.90	$0.25	$4.43	$4.68	$(0.83)
Year Ended October 31, 2022	27.98	0.39	(7.94)	(7.55)	(0.53)
Year Ended October 31, 2021	22.40	0.46 (f)	5.40	5.86	(0.28)
Year Ended October 31, 2020	21.44	0.28	0.77	1.05	(0.09)
Year Ended October 31, 2019	18.50	0.27	3.13	3.40	(0.46)
Year Ended October 31, 2018	21.40	0.44	(3.16)	(2.72)	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)
Reflects income from foreign withholding tax claims. Had the Fund not received these proceeds, the net investment income (loss) per share and the net investment income (loss) ratios for each share class would have remained the same.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan International Equity Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$23.75	23.99%	$460,954	0.55%	2.23%	0.73%	17%
19.90	(27.44)	406,456	0.55	1.55	0.72	30
27.98	26.28	2,721,224	0.55	1.68 (f)	0.71	32
22.40	4.89	2,274,399	0.55	1.31	0.71	38
21.44	18.95	2,284,670	0.55	1.32	0.77	34
18.50	(12.81)	175,198	0.55	2.12	0.87	63
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Hedged Equity Fund
Class A
Six Months Ended April 30, 2023 (Unaudited)	$14.07	$0.21	$1.81	$2.02	$(0.34)
Year Ended October 31, 2022	16.73	0.32	(2.60)	(2.28)	(0.38)
Year Ended October 31, 2021	14.12	0.30	2.58	2.88	(0.27)
Year Ended October 31, 2020	15.58	0.27	(1.49)	(1.22)	(0.24)
March 15, 2019 (f) through October 31, 2019	15.00	0.19	0.39	0.58	—
Class C
Six Months Ended April 30, 2023 (Unaudited)	14.00	0.14	1.85	1.99	(0.21)
Year Ended October 31, 2022	16.68	0.20	(2.56)	(2.36)	(0.32)
Year Ended October 31, 2021	14.06	0.22	2.57	2.79	(0.17)
Year Ended October 31, 2020	15.53	0.20	(1.50)	(1.30)	(0.17)
March 15, 2019 (f) through October 31, 2019	15.00	0.16	0.37	0.53	—
Class I
Six Months Ended April 30, 2023 (Unaudited)	14.16	0.20	1.85	2.05	(0.33)
Year Ended October 31, 2022	16.83	0.33	(2.59)	(2.26)	(0.41)
Year Ended October 31, 2021	14.18	0.32	2.61	2.93	(0.28)
Year Ended October 31, 2020	15.61	0.31	(1.50)	(1.19)	(0.24)
March 15, 2019 (f) through October 31, 2019	15.00	0.32	0.29	0.61	—
Class R5
Six Months Ended April 30, 2023 (Unaudited)	14.19	0.22	1.84	2.06	(0.35)
Year Ended October 31, 2022	16.86	0.35	(2.59)	(2.24)	(0.43)
Year Ended October 31, 2021	14.20	0.35	2.61	2.96	(0.30)
Year Ended October 31, 2020	15.62	0.31	(1.48)	(1.17)	(0.25)
March 15, 2019 (f) through October 31, 2019	15.00	0.34	0.28	0.62	—
Class R6
Six Months Ended April 30, 2023 (Unaudited)	14.20	0.23	1.85	2.08	(0.37)
Year Ended October 31, 2022	16.88	0.37	(2.60)	(2.23)	(0.45)
Year Ended October 31, 2021	14.22	0.39	2.59	2.98	(0.32)
Year Ended October 31, 2020	15.63	0.34	(1.49)	(1.15)	(0.26)
March 15, 2019 (f) through October 31, 2019	15.00	0.35	0.28	0.63	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan International Equity Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$15.75	14.56%	$10,601	0.85%	2.79%	1.00%	9%
14.07	(13.89)	4,032	0.85	2.13	1.07	17
16.73	20.60	3,561	0.85	1.85	1.05	50
14.12	(8.02)	1,573	0.85	1.84	1.30	85
15.58	3.87	330	0.85 (g)	1.95 (g)	1.31 (g)	9

15.78	14.35	203	1.35	1.86	1.52	9
14.00	(14.36)	235	1.35	1.35	1.58	17
16.68	19.97	320	1.35	1.35	1.55	50
14.06	(8.47)	115	1.35	1.34	1.81	85
15.53	3.53	119	1.35 (g)	1.73 (g)	1.92 (g)	9

15.88	14.69	136,168	0.60	2.68	0.75	9
14.16	(13.68)	156,582	0.60	2.21	0.81	17
16.83	20.90	148,703	0.60	2.02	0.79	50
14.18	(7.78)	135,542	0.60	2.12	1.03	85
15.61	4.07	59,751	0.60 (g)	3.38 (g)	1.19 (g)	9

15.90	14.80	23	0.45	2.98	0.68	9
14.19	(13.56)	20	0.45	2.30	0.73	17
16.86	21.10	23	0.45	2.19	0.71	50
14.20	(7.68)	19	0.45	2.08	1.04	85
15.62	4.13	21	0.45 (g)	3.59 (g)	1.03 (g)	9

15.91	14.91	387	0.35	3.08	0.53	9
14.20	(13.52)	338	0.35	2.43	0.60	17
16.88	21.19	169	0.35	2.42	0.58	50
14.22	(7.53)	19	0.35	2.33	0.94	85
15.63	4.20	21	0.35 (g)	3.69 (g)	0.93 (g)	9
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value Fund
Class A
Six Months Ended April 30, 2023 (Unaudited)	$10.57	$0.28 (f)	$2.21	$2.49	$(0.43)
Year Ended October 31, 2022	13.46	0.44	(2.72)	(2.28)	(0.61)
Year Ended October 31, 2021	9.46	0.43 (g)	3.89	4.32	(0.32)
Year Ended October 31, 2020	12.22	0.28	(2.55)	(2.27)	(0.49)
Year Ended October 31, 2019	12.44	0.44	(0.20)	0.24	(0.46)
Year Ended October 31, 2018	14.26	0.36	(1.87)	(1.51)	(0.31)
Class C
Six Months Ended April 30, 2023 (Unaudited)	10.23	0.23 (f)	2.16	2.39	(0.35)
Year Ended October 31, 2022	13.02	0.35	(2.62)	(2.27)	(0.52)
Year Ended October 31, 2021	9.14	0.33 (g)	3.79	4.12	(0.24)
Year Ended October 31, 2020	11.81	0.21	(2.47)	(2.26)	(0.41)
Year Ended October 31, 2019	12.02	0.36	(0.18)	0.18	(0.39)
Year Ended October 31, 2018	13.78	0.28	(1.82)	(1.54)	(0.22)
Class I
Six Months Ended April 30, 2023 (Unaudited)	10.88	0.30 (f)	2.28	2.58	(0.45)
Year Ended October 31, 2022	13.84	0.49	(2.81)	(2.32)	(0.64)
Year Ended October 31, 2021	9.72	0.47 (g)	3.99	4.46	(0.34)
Year Ended October 31, 2020	12.54	0.31	(2.61)	(2.30)	(0.52)
Year Ended October 31, 2019	12.76	0.48	(0.20)	0.28	(0.50)
Year Ended October 31, 2018	14.62	0.41	(1.92)	(1.51)	(0.35)
Class L
Six Months Ended April 30, 2023 (Unaudited)	10.83	0.30 (f)	2.27	2.57	(0.47)
Year Ended October 31, 2022	13.78	0.49	(2.79)	(2.30)	(0.65)
Year Ended October 31, 2021	9.66	0.47 (g)	3.99	4.46	(0.34)
Year Ended October 31, 2020	12.47	0.30	(2.58)	(2.28)	(0.53)
Year Ended October 31, 2019	12.70	0.46	(0.17)	0.29	(0.52)
Year Ended October 31, 2018	14.55	0.41	(1.90)	(1.49)	(0.36)
Class R2
Six Months Ended April 30, 2023 (Unaudited)	10.37	0.25 (f)	2.17	2.42	(0.39)
Year Ended October 31, 2022	13.22	0.40	(2.68)	(2.28)	(0.57)
Year Ended October 31, 2021	9.29	0.39 (g)	3.82	4.21	(0.28)
Year Ended October 31, 2020	11.96	0.24	(2.51)	(2.27)	(0.40)
Year Ended October 31, 2019	12.20	0.40	(0.20)	0.20	(0.44)
Year Ended October 31, 2018	14.01	0.31	(1.84)	(1.53)	(0.28)
Class R5
Six Months Ended April 30, 2023 (Unaudited)	10.75	0.35 (f)	2.21	2.56	(0.47)
Year Ended October 31, 2022	13.67	0.52	(2.80)	(2.28)	(0.64)
Year Ended October 31, 2021	9.60	0.41 (g)	4.02	4.43	(0.36)
Year Ended October 31, 2020	12.40	0.33	(2.59)	(2.26)	(0.54)
Year Ended October 31, 2019	12.65	0.49	(0.21)	0.28	(0.53)
Year Ended October 31, 2018	14.51	0.42	(1.91)	(1.49)	(0.37)
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan International Equity Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$12.63	23.93%	$202,068	0.99%	4.59%(f)	1.27%	17%
10.57	(17.56)	160,039	0.98	3.71	1.23	26
13.46	46.20	187,774	1.00	3.39 (g)	1.24	33
9.46	(19.51)	125,744	1.00	2.66	1.26	59
12.22	2.30	181,458	1.00	3.69	1.28	61
12.44	(10.88)	242,231	1.00	2.59	1.27	90

12.27	23.72	2,109	1.49	3.99 (f)	1.80	17
10.23	(18.04)	1,791	1.49	3.01	1.76	26
13.02	45.54	3,923	1.50	2.70 (g)	1.77	33
9.14	(19.94)	4,202	1.50	2.07	1.78	59
11.81	1.82	9,358	1.50	3.15	1.80	61
12.02	(11.37)	14,055	1.50	2.06	1.78	90

13.01	24.15	35,226	0.74	4.85 (f)	1.02	17
10.88	(17.38)	29,816	0.73	4.00	0.98	26
13.84	46.51	39,188	0.75	3.58 (g)	0.99	33
9.72	(19.31)	26,805	0.75	2.88	1.02	59
12.54	2.56	45,503	0.75	3.91	1.03	61
12.76	(10.62)	66,291	0.75	2.84	1.02	90

12.93	24.13	6,741	0.65	4.93 (f)	0.87	17
10.83	(17.31)	5,451	0.63	4.04	0.83	26
13.78	46.77	7,042	0.66	3.66 (g)	0.84	33
9.66	(19.25)	5,585	0.65	2.72	0.85	59
12.47	2.69	30,256	0.65	3.81	0.87	61
12.70	(10.57)	73,651	0.65	2.84	0.87	90

12.40	23.76	513	1.29	4.25 (f)	1.60	17
10.37	(17.88)	454	1.28	3.41	1.58	26
13.22	45.84	514	1.30	3.14 (g)	1.59	33
9.29	(19.74)	412	1.30	2.27	1.61	59
11.96	2.00	722	1.30	3.47	1.69	61
12.20	(11.19)	1,025	1.30	2.27	1.59	90

12.84	24.21	157	0.65	5.59 (f)	0.86	17
10.75	(17.31)	29	0.63	4.23	0.83	26
13.67	46.74	67	0.65	3.24 (g)	0.85	33
9.60	(19.26)	77	0.65	3.13	0.86	59
12.40	2.64	88	0.65	4.08	0.87	61
12.65	(10.58)	70	0.65	2.97	0.91	90
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value Fund (continued)
Class R6
Six Months Ended April 30, 2023 (Unaudited)	$10.77	$0.31 (f)	$2.25	$2.56	$(0.48)
Year Ended October 31, 2022	13.71	0.50	(2.77)	(2.27)	(0.67)
Year Ended October 31, 2021	9.62	0.49 (g)	3.97	4.46	(0.37)
Year Ended October 31, 2020	12.43	0.34	(2.60)	(2.26)	(0.55)
Year Ended October 31, 2019	12.67	0.51	(0.21)	0.30	(0.54)
Year Ended October 31, 2018	14.53	0.43	(1.91)	(1.48)	(0.38)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)
Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income
(loss) per share would have been $0.11, $0.06, $0.13, $0.13, $0.08, $0.18 and $0.14 for Class A, Class C, Class I, Class L, Class R2, Class R5 and Class R6,
respectively, and the net investment income (loss) ratios would have been 3.18%, 2.58%, 3.44%, 3.52%, 2.84%, 4.18% and 3.65% for Class A, Class C, Class I,
Class L, Class R2, Class R5 and Class R6, respectively.

(g)
Reflects income from foreign withholding tax claims, including related interest income, less IRS compliance fees. Without these proceeds, the net investment income (loss) per share would have been $0.38, $0.28, $0.42, $0.41, $0.34, $0.35 and $0.44 for Class A, Class C, Class I, Class L, Class R2, Class R5, and
Class R6,respectively, and the net investment income (loss) ratios would have been 3.00%, 2.26%, 3.19%, 3.23%, 2.72%, 2.80% and 3.44% for Class A, Class C,
Class I, Class L, Class R2, Class R5, and Class R6, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan International Equity Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$12.85	24.21%	$209,959	0.55%	5.06%(f)	0.77%	17%
10.77	(17.23)	160,297	0.52	4.19	0.72	26
13.71	46.99	158,191	0.55	3.83 (g)	0.73	33
9.62	(19.22)	105,039	0.55	3.18	0.76	59
12.43	2.83	125,887	0.55	4.22	0.77	61
12.67	(10.49)	124,246	0.55	3.06	0.77	90
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	95

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust IV (“JPM IV") (collectively, the “Trusts”) were formed on November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 7 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Emerging Markets Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Research Enhanced Equity Fund	Class I and Class R6	JPM IV	Diversified
JPMorgan Europe Dynamic Fund	Class A, Class C, Class I, Class L and Class R6	JPM I	Diversified
JPMorgan International Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Focus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan International Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R5 and Class R6	JPM I	Diversified
The investment objective of JPMorgan Emerging Markets Equity Fund (“Emerging Markets Equity Fund”) is to seek to provide high total return.
The investment objective of JPMorgan Emerging Markets Research Enhanced Equity Fund (“Emerging Markets Research Enhanced Equity Fund”), JPMorgan International Focus Fund (“International Focus Fund”) and JPMorgan International Value Fund (“International Value Fund”) is to seek to provide long-term capital appreciation.
The investment objective of JPMorgan Europe Dynamic Fund (“Europe Dynamic Fund”) is to seek total return from long-term capital growth. Total return consists of capital growth and current income.
The investment objective of JPMorgan International Equity Fund (“International Equity Fund”) is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.
The investment objective of JPMorgan International Hedged Equity Fund (“International Hedged Equity Fund”) is to seek to provide capital appreciation.
Class L Shares of Europe Dynamic Fund and International Value Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of Europe Dynamic Fund and International Value Fund unless they meet certain requirements as described in the Funds' prospectuses.
Effective as of the close of business on December 31, 2020, all share classes of Emerging Markets Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund's prospectuses.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. ("JPMIM"), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), acts as Adviser (the "Adviser") and Administrator (the "Administrator") to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i)

96	J.P. Morgan International Equity Funds	April 30, 2023

the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAV is calculated.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

April 30, 2023	J.P. Morgan International Equity Funds	97

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Emerging Markets Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$631,528	$—	$—	$631,528
China	181,923	1,728,042	—	1,909,965
Hong Kong	—	494,658	—	494,658
India	266,370	1,585,609	—	1,851,979
Indonesia	—	396,858	—	396,858
Macau	—	77,147	—	77,147
Mexico	301,509	—	—	301,509
Panama	78,604	—	—	78,604
Portugal	—	120,582	—	120,582
South Africa	147,161	101,673	—	248,834
South Korea	—	684,835	—	684,835
Taiwan	664,044	384,387	—	1,048,431
United States	253,404	29,365	—	282,769
Total Common Stocks	2,524,543	5,603,156	—	8,127,699
Short-Term Investments
Investment Companies	5,306	—	—	5,306
Total Investments in Securities	$2,529,849	$5,603,156	$—	$8,133,005

Emerging Markets Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$130,704	$—	$—	$130,704
Chile	8,378	—	—	8,378
China	35,871	695,805	—	731,676
Colombia	2,708	—	—	2,708
Greece	—	11,434	—	11,434
Hong Kong	—	3,819	—	3,819
Hungary	—	10,253	—	10,253
India	30,835	288,825	—	319,660
Indonesia	—	51,156	—	51,156
Malaysia	—	24,188	—	24,188
Mexico	75,364	—	—	75,364
Panama	2,342	—	—	2,342
Peru	9,143	—	—	9,143
Philippines	—	5,393	—	5,393
Poland	—	16,511	—	16,511
Qatar	—	14,040	—	14,040
Russia	—	—	936	936
Saudi Arabia	—	88,304	—	88,304
South Africa	43,168	56,259	—	99,427
South Korea	—	289,905	—	289,905
Taiwan	1,196	331,051	—	332,247

98	J.P. Morgan International Equity Funds	April 30, 2023

Emerging Markets Research Enhanced Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Thailand	$35,663	$18,594	$—	$54,257
United Arab Emirates	—	20,305	—	20,305
United States	4,662	2,313	—	6,975
Total Common Stocks	380,034	1,928,155	936	2,309,125
Rights	11	—	—	11
Short-Term Investments
Investment Companies	13,958	—	—	13,958
Investment of Cash Collateral from Securities Loaned	7,129	—	—	7,129
Total Short-Term Investments	21,087	—	—	21,087
Total Investments in Securities	$401,132	$1,928,155	$936	$2,330,223
Appreciation in Other Financial Instruments
Futures Contracts	$174	$—	$—	$174

Europe Dynamic Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$4,482	$—	$4,482
Austria	—	8,878	—	8,878
China	—	8,130	—	8,130
Denmark	—	38,605	—	38,605
Finland	—	17,379	—	17,379
France	—	140,702	—	140,702
Germany	—	112,435	—	112,435
Ireland	8,251	24,317	—	32,568
Italy	—	14,476	—	14,476
Netherlands	—	18,512	—	18,512
Norway	—	3,727	—	3,727
Spain	—	16,593	—	16,593
Sweden	—	22,028	—	22,028
Switzerland	—	50,164	—	50,164
United Kingdom	4,028	76,661	—	80,689
United States	—	45,647	—	45,647
Total Common Stocks	12,279	602,736	—	615,015
Short-Term Investments
Investment Companies	9,308	—	—	9,308
Investment of Cash Collateral from Securities Loaned	43,677	—	—	43,677
Total Short-Term Investments	52,985	—	—	52,985
Total Investments in Securities	$65,264	$602,736	$—	$668,000
Appreciation in Other Financial Instruments
Futures Contracts	$3	$—	$—	$3

April 30, 2023	J.P. Morgan International Equity Funds	99

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Europe Dynamic Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Futures Contracts	$(5)	$—	$—	$(5)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(2)	$—	$—	$(2)

International Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$115,328	$—	$115,328
Austria	—	27,760	—	27,760
Belgium	—	46,309	—	46,309
Denmark	—	206,455	—	206,455
France	—	739,316	—	739,316
Germany	—	434,688	—	434,688
Hong Kong	—	184,219	—	184,219
India	45,750	—	—	45,750
Italy	—	38,191	—	38,191
Japan	—	740,419	—	740,419
Macau	—	30,131	—	30,131
Netherlands	—	236,058	—	236,058
Singapore	—	88,370	—	88,370
South Africa	—	37,900	—	37,900
South Korea	—	57,863	—	57,863
Spain	—	89,755	—	89,755
Sweden	—	130,099	—	130,099
Switzerland	—	127,264	—	127,264
Taiwan	29,692	—	—	29,692
United Kingdom	—	428,759	—	428,759
United States	22,201	435,392	—	457,593
Total Common Stocks	97,643	4,194,276	—	4,291,919
Short-Term Investments
Investment Companies	145,795	—	—	145,795
Investment of Cash Collateral from Securities Loaned	204,476	—	—	204,476
Total Short-Term Investments	350,271	—	—	350,271
Total Investments in Securities	$447,914	$4,194,276	$—	$4,642,190

International Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$30,237	$—	$30,237
Belgium	—	27,102	—	27,102
Canada	88,023	—	—	88,023

100	J.P. Morgan International Equity Funds	April 30, 2023

International Focus Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
China	$—	$30,366	$—	$30,366
Denmark	—	42,640	—	42,640
France	—	181,656	—	181,656
Germany	—	115,945	—	115,945
Hong Kong	—	29,528	—	29,528
India	36,626	—	—	36,626
Indonesia	—	37,346	—	37,346
Japan	—	128,486	—	128,486
Mexico	15,414	—	—	15,414
Netherlands	—	94,037	—	94,037
Singapore	—	32,879	—	32,879
South Africa	—	15,133	—	15,133
South Korea	—	46,888	—	46,888
Spain	—	31,784	—	31,784
Sweden	—	21,479	—	21,479
Taiwan	39,944	—	—	39,944
United Kingdom	—	107,048	—	107,048
United States	25,873	122,391	—	148,264
Total Common Stocks	205,880	1,094,945	—	1,300,825
Short-Term Investments
Investment of Cash Collateral from Securities Loaned	43,172	—	—	43,172
Total Investments in Securities	$249,052	$1,094,945	$—	$1,343,997

International Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$8,720	$—	$8,720
Belgium	—	785	—	785
China	—	916	—	916
Denmark	—	4,731	—	4,731
Finland	—	1,518	—	1,518
France	—	18,254	—	18,254
Germany	—	12,585	—	12,585
Hong Kong	—	3,536	—	3,536
Ireland	—	619	—	619
Italy	—	1,468	—	1,468
Japan	—	31,630	—	31,630
Luxembourg	—	45	—	45
Macau	—	208	—	208
Netherlands	—	8,791	—	8,791
Singapore	253	1,315	—	1,568
South Korea	—	126	—	126
Spain	—	3,808	—	3,808
Sweden	—	2,866	—	2,866
Switzerland	720	7,665	—	8,385

April 30, 2023	J.P. Morgan International Equity Funds	101

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
International Hedged Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
United Kingdom	$—	$18,922	$—	$18,922
United States	—	11,394	—	11,394
Total Common Stocks	973	139,902	—	140,875
Options Purchased	659	—	—	659
Short-Term Investments
Investment Companies	5,126	—	—	5,126
Total Investments in Securities	$6,758	$139,902	$—	$146,660
Appreciation in Other Financial Instruments
Futures Contracts	$311	$—	$—	$311
Depreciation in Other Financial Instruments
Options Written
Call Options Written	(1,636)	—	—	(1,636)
Put Options Written	(41)	—	—	(41)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(1,366)	$—	$—	$(1,366)

International Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$36,598	$—	$36,598
Austria	1,346	3,673	—	5,019
Belgium	—	1,031	—	1,031
China	—	2,599	—	2,599
Denmark	—	6,933	—	6,933
Egypt	1,150	—	—	1,150
Finland	—	6,650	—	6,650
France	1,453	46,251	—	47,704
Germany	—	42,999	—	42,999
Hong Kong	—	10,000	—	10,000
Ireland	—	1,443	—	1,443
Italy	—	16,704	—	16,704
Japan	—	84,650	—	84,650
Luxembourg	—	2,030	—	2,030
Netherlands	—	26,766	—	26,766
Norway	840	12,047	—	12,887
Singapore	—	4,983	—	4,983
South Africa	—	2,347	—	2,347
Spain	1,054	12,370	—	13,424
Sweden	—	8,094	—	8,094
Switzerland	—	25,578	—	25,578
United Kingdom	3,313	58,847	—	62,160
United States	—	19,308	—	19,308
Total Common Stocks	9,156	431,901	—	441,057

102	J.P. Morgan International Equity Funds	April 30, 2023

International Value Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$17,884	$—	$—	$17,884
Total Investments in Securities	$27,040	$431,901	$—	$458,941
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of April 30, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of April 30, 2023.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Emerging Markets Research Enhanced Equity Fund	$6,883	$(6,883)	$—
Europe Dynamic Fund	37,040	(37,040)	—
International Equity Fund	196,340	(196,340)	—
International Focus Fund	41,008	(41,008)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

April 30, 2023	J.P. Morgan International Equity Funds	103

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the six months ended April 30, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Emerging Markets Equity Fund	$—(a )
Emerging Markets Research Enhanced Equity Fund	1
Europe Dynamic Fund	1
International Equity Fund	6
International Focus Fund	2
International Value Fund	1

(a)	Amount rounds to less than one thousand.
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
International Hedged Equity Fund did not lend out any securities during the six months ended April 30, 2023.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Emerging Markets Equity Fund
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (a) (b)	$113,774	$810,723	$919,153	$(38)	$— (c)	$5,306	5,305	$3,112	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (a) (b)	4,022	83,000	87,023	3 *	(2)	—	—	136 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (a) (b)	771	39,479	40,250	—	—	—	—	24 *	—
Total	$118,567	$933,202	$1,046,426	$(35)	$(2)	$5,306		$3,272	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Emerging Markets Research Enhanced Equity Fund
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (a) (b)	$47,040	$397,453	$430,534	$(4)	$3	$13,958	13,954	$418	$—

104	J.P. Morgan International Equity Funds	April 30, 2023

Emerging Markets Research Enhanced Equity Fund (continued)
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (a) (b)	$3,487	$83,001	$81,000	$(4)*	$(1)	$5,483	5,482	$245 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (a) (b)	3,438	61,213	63,005	—	—	1,646	1,646	57 *	—
Total	$53,965	$541,667	$574,539	$(8)	$2	$21,087		$720	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Europe Dynamic Fund
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (a) (b)	$6,343	$168,891	$165,918	$(8)	$— (c)	$9,308	9,305	$297	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (a) (b)	—	93,000	53,999	(2)*	(3)	38,996	38,992	148 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (a) (b)	—	72,589	67,908	—	—	4,681	4,681	69 *	—
Total	$6,343	$334,480	$287,825	$(10)	$(3)	$52,985		$514	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Equity Fund
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (a) (b)	$57,920	$1,105,072	$1,017,067	$(125)	$(5)	$145,795	145,752	$1,746	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (a) (b)	93,074	637,000	546,115	22 *	(22)	183,959	183,941	1,586 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (a) (b)	10,497	370,420	360,400	—	—	20,517	20,517	338 *	—
Total	$161,491	$2,112,492	$1,923,582	$(103)	$(27)	$350,271		$3,670	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

April 30, 2023	J.P. Morgan International Equity Funds	105

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
International Focus Fund
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (a) (b)	$19,897	$202,811	$222,714	$6	$— (c)	$—	—	$384	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (a) (b)	40,011	215,000	217,017	8 *	(6)	37,996	37,992	411 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (a) (b)	16,404	120,839	132,067	—	—	5,176	5,176	100 *	—
Total	$76,312	$538,650	$571,798	$14	$(6)	$43,172		$895	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Hedged Equity Fund
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.71% (a) (b)	$6,096	$49,379	$50,349	$—	$—	$5,126	5,126	$107	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2023.

International Value Fund
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (a) (b)	$15,394	$47,978	$45,487	$— (c)	$(1)	$17,884	17,879	$209	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (a) (b)	705	9,100	9,806	1 *	—	—	—	23 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (a) (b)	3,290	23,095	26,385	—	—	—	—	29 *	—
Total	$19,389	$80,173	$81,678	$1	$(1)	$17,884		$261	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

106	J.P. Morgan International Equity Funds	April 30, 2023

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Options  — International Hedged Equity Fund purchased put and call options on securities to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written — Premiums received by the Fund for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Fund's exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
G. Futures Contracts — Emerging Markets Research Enhanced Equity Fund, Europe Dynamic Fund and International Hedged Equity Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

April 30, 2023	J.P. Morgan International Equity Funds	107

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
Derivatives Volume
The table below discloses the volume of the Funds' options and futures contracts activity during the six months ended April 30, 2023.
	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Hedged Equity Fund
Futures Contracts:
Average Notional Balance Long	$9,360	$10,945	$7,991
Ending Notional Balance Long	7,038	20,528	5,664
Exchange-Traded Options:
Average Number of Contracts Purchased	—	—	796
Average Number of Contracts Written	—	—	(1,592)
Ending Number of Contracts Purchased	—	—	683
Ending Number of Contracts Written	—	—	(1,366)
The Funds' derivatives contracts held at April 30, 2023 are not accounted for as hedging instruments under GAAP.
H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
I. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended April 30, 2023 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Emerging Markets Equity Fund
Transfer agency fees	$12	$2	$31	$6	$1	$—(a )	$—(a )	$1	$58	$111
Emerging Markets Research Enhanced Equity Fund
Transfer agency fees	n/a	n/a	10	n/a	n/a	n/a	n/a	n/a	9	19
Europe Dynamic Fund
Transfer agency fees	5	1	3	—(a )	n/a	n/a	n/a	n/a	2	11
International Equity Fund
Transfer agency fees	9	—(a )	12	n/a	10	n/a	n/a	—(a )	18	49

108	J.P. Morgan International Equity Funds	April 30, 2023

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
International Focus Fund
Transfer agency fees	$4	$2	$13	n/a	$—(a )	n/a	n/a	$1	$4	$24
International Hedged Equity Fund
Transfer agency fees	—(a )	—(a )	1	n/a	n/a	n/a	n/a	—(a )	—(a )	1
International Value Fund
Transfer agency fees	4	—(a )	2	n/a	—(a )	n/a	n/a	—(a )	2	8

(a)	Amount rounds to less than one thousand.
J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of April 30, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
K. Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
As a result of court rulings in certain European countries, the tax authorities of each of these countries, recently paid Europe Dynamic Fund (France), International Equity Fund (France) and International Value Fund (France & Sweden) tax reclaims for prior tax withholding. These tax reclaim payments are included in Foreign withholding tax reclaims on the Statements of Operations. Interest income, if any, related to these tax reclaim payments is included in Interest income from non-affiliates on the Statements of Operations.
In the event that tax reclaims received by the Funds during the fiscal year ending October 31, 2023 exceed the foreign withholding taxes paid by the Funds for other foreign investments, and the Funds have previously passed foreign tax credits on to their shareholders, the Funds will have a U.S. tax liability. The Funds will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability (fees) on behalf of the Funds’ shareholders. These IRS fees are estimated through the year ended October 31, 2023 and are included in IRS Compliance Fees for foreign withholding tax reclaims on the Statements of Operations, if applicable.
L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Emerging Markets Equity Fund	0.68%
Emerging Markets Research Enhanced Equity Fund	0.25
Europe Dynamic Fund	0.60
International Equity Fund	0.50
International Focus Fund	0.60
International Hedged Equity Fund	0.25
International Value Fund	0.55
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

April 30, 2023	J.P. Morgan International Equity Funds	109

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended April 30, 2023, the effective annualized rate was 0.07% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to JPMIM.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that the following Funds shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Emerging Markets Equity Fund	0.25%	0.75%	0.50%	0.25%
Europe Dynamic Fund	0.25	0.75	n/a	n/a
International Equity Fund	0.25	0.75	0.50	n/a
International Focus Fund	0.25	0.75	0.50	n/a
International Hedged Equity Fund	0.25	0.75	n/a	n/a
International Value Fund	0.25	0.75	0.50	n/a
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Emerging Markets Equity Fund	$2	$—
Europe Dynamic Fund	1	—
International Equity Fund	14	—(a )
International Focus Fund	25	—
International Hedged Equity Fund	—(a )	—
International Value Fund	16	—(a )

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.10%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
Europe Dynamic Fund	0.25	0.25	0.25	0.10	n/a	n/a	n/a	n/a
International Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Focus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
International Value Fund	0.25	0.25	0.25	0.10	0.25	n/a	n/a	0.10

110	J.P. Morgan International Equity Funds	April 30, 2023

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Emerging Markets Equity Fund	1.24%	1.74%	0.99%	n/a	1.54%	1.29%	1.04%	0.89%	0.79%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.45	n/a	n/a	n/a	n/a	n/a	0.35
Europe Dynamic Fund	1.24	1.74	0.99	n/a	n/a	n/a	n/a	n/a	n/a
International Equity Fund	0.95	1.45	0.70	n/a	1.25	n/a	n/a	0.60	0.50
International Focus Fund	1.00	1.50	0.75	n/a	1.30	n/a	n/a	0.65	0.55
International Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45	0.35
International Value Fund	1.00	1.50	0.75	n/a	1.30	n/a	n/a	0.65	0.55
The expense limitation agreements were in effect for the six months ended April 30, 2023 and the contractual expense limitation percentages in the table above are in place until at least February 29, 2024.
For the six months ended April 30, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Emerging Markets Equity Fund	$703	$468	$669	$1,840	$59
Emerging Markets Research Enhanced Equity Fund	473	314	191	978	—
Europe Dynamic Fund	—	—	16	16	—
International Equity Fund	1,360	903	263	2,526	—
International Focus Fund	689	446	218	1,353	—
International Hedged Equity Fund	71	42	— (a)	113	— (a)
International Value Fund	293	156	62	511	2

(a)	Amount rounds to less than one thousand.
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2023 were as follows:

April 30, 2023	J.P. Morgan International Equity Funds	111

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)

Emerging Markets Equity Fund	$139
Emerging Markets Research Enhanced Equity Fund	24
Europe Dynamic Fund	12
International Equity Fund	77
International Focus Fund	20
International Hedged Equity Fund	4
International Value Fund	10
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the six months ended April 30, 2023, the amount of these reimbursements were as follows:

Emerging Markets Equity Fund	$1
Emerging Markets Research Enhanced Equity Fund	1
Europe Dynamic Fund	1
International Equity Fund	1
International Focus Fund	1
International Hedged Equity Fund	1
International Value Fund	1
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the six months ended April 30, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$611,957	$823,763
Emerging Markets Research Enhanced Equity Fund	333,786	949,181
Europe Dynamic Fund	282,892	308,565
International Equity Fund	999,991	1,335,693
International Focus Fund	218,645	226,860
International Hedged Equity Fund	13,597	58,256
International Value Fund	95,370	71,291
During the six months ended April 30, 2023, there were no purchases or sales of U.S. Government securities.

112	J.P. Morgan International Equity Funds	April 30, 2023

5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$7,047,083	$2,181,070	$1,095,148	$1,085,922
Emerging Markets Research Enhanced Equity Fund	2,313,582	279,821	263,006	16,815
Europe Dynamic Fund	552,489	121,933	6,424	115,509
International Equity Fund	3,628,846	1,097,181	83,837	1,013,344
International Focus Fund	1,086,689	285,787	28,479	257,308
International Hedged Equity Fund	115,986	33,215	3,907	29,308
International Value Fund	403,408	69,333	13,800	55,533
At October 31, 2022, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Markets Equity Fund	$328,713	$—
Emerging Markets Research Enhanced Equity Fund	128,445	66,371
Europe Dynamic Fund	153,878	—
International Equity Fund	72,180	139,835
International Focus Fund	190,446	—
International Hedged Equity Fund	435 *	4,095 *
International Value Fund	54,421	36,889

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.
During the year ended October 31, 2022, the following Fund utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
International Hedged Equity Fund	$4,146	$9,123
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II ("JPM II") and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

April 30, 2023	J.P. Morgan International Equity Funds	113

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended April 30, 2023. Average borrowings from the Facility during the six months ended April 30, 2023 were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Emerging Markets Equity Fund	$90,610	4.56%	8	$92
Emerging Markets Research Enhanced Equity Fund	53,500	5.16	43	327
International Equity Fund	28,210	4.76	5	18
International Focus Fund	6,504	5.56	4	4
International Hedged Equity Fund	3,836	5.56	1	1
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended April 30, 2023.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Prior to August 9, 2022, interest associated with any borrowing under the Credit Facility was charged to the borrowing fund at a rate of interest equal to the Applicable Margin, plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). Effective August 9, 2022, the Credit Facility was  amended and restated for a term of 364 days, unless extended, and included a change in the interest associated with any borrowing as mentioned above.
The Funds had no borrowings outstanding from the Credit Facility at April 30, 2023. Average borrowings from the Credit Facility for, or at any time during the six months ended April 30, 2023 were as follows (amounts in thousands, except number of days outstanding):
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Emerging Markets Research Enhanced Equity Fund	$100,000	5.65%	1	$16

7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

114	J.P. Morgan International Equity Funds	April 30, 2023

As of April 30, 2023, the Funds had  individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Emerging Markets Equity Fund	—	— %	3	44.7%
Europe Dynamic Fund	3	45.6	1	10.3
International Equity Fund	—	—	1	13.9
International Focus Fund	—	—	3	50.5
International Hedged Equity Fund	—	—	3	63.4
International Value Fund	—	—	1	83.3
As of April 30, 2023, J.P. Morgan Investor Funds, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Emerging Markets Research Enhanced Equity Fund	12.2%	25.5%	40.4%
Europe Dynamic Fund	50.4	—	—
International Equity Fund	—	39.4	—
International Focus Fund	14.0	—	—
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
As of April 30, 2023, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:
	Emerging Markets Equity Fund	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Equity Fund	International Focus Fund	International Hedged Equity Fund	International Value Fund
China	23.5%	31.5%	— %	— %	— %	— %	— %
France	—	—	22.5	16.7	14.0	12.4	10.4
Germany	—	—	18.0	—	—	—	—
India	22.8	13.8	—	—	—	—	—
Japan	—	—	—	16.7	—	21.6	18.4
South Korea	—	12.5	—	—	—	—	—
Taiwan	12.9	14.3	—	—	—	—	—
United Kingdom	—	—	12.9	—	—	12.9	13.5
As of April 30, 2023, a significant portion of each Fund's investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds' original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

April 30, 2023	J.P. Morgan International Equity Funds	115

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
The Funds invest in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were  perceived as comparatively stable becoming riskier and more volatile. Emerging Markets Equity Fund and Emerging Markets Research Enhanced Equity Fund each invests a substantial portion of their assets in emerging market countries. These risks are magnified in countries in emerging markets. Emerging market countries typically have less established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable.
In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world. The effects of this, or any future, pandemic to public health and business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Redemptions in-kind
On April 21, 2022, certain shareholders sold Class R6 Shares of International Focus Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:
Fund	Value	Gain/(Loss)	Type
International Focus Fund	$1,236,430(a )	$280,048	Redemption in-kind

(a)	This amount includes cash of $99,867 associated with the redemption in-kind.

116	J.P. Morgan International Equity Funds	April 30, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds  (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2022, and continued to hold your shares at the end of the reporting period, April 30, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$1,184.80	$6.72	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,181.90	9.41	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,186.60	5.37	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class L
Actual	1,000.00	1,186.90	4.83	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R2
Actual	1,000.00	1,183.10	8.34	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class R3
Actual	1,000.00	1,184.60	6.99	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class R4
Actual	1,000.00	1,186.10	5.64	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class R5
Actual	1,000.00	1,187.20	4.83	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

April 30, 2023	J.P. Morgan International Equity Funds	117

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund (continued)
Class R6
Actual	$1,000.00	$1,187.40	$4.28	0.79%
Hypothetical	1,000.00	1,020.88	3.96	0.79
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Actual	1,000.00	1,175.00	2.59	0.48
Hypothetical	1,000.00	1,022.41	2.41	0.48
Class R6
Actual	1,000.00	1,175.50	2.00	0.37
Hypothetical	1,000.00	1,022.96	1.86	0.37
JPMorgan Europe Dynamic Fund
Class A
Actual	1,000.00	1,242.90	6.90	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,239.90	9.61	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,244.60	5.45	0.98
Hypothetical	1,000.00	1,019.94	4.91	0.98
Class L
Actual	1,000.00	1,245.50	4.73	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R6
Actual	1,000.00	1,246.00	4.12	0.74
Hypothetical	1,000.00	1,021.13	3.71	0.74
JPMorgan International Equity Fund
Class A
Actual	1,000.00	1,248.80	5.30	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class C
Actual	1,000.00	1,245.40	8.07	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class I
Actual	1,000.00	1,249.80	3.90	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Class R2
Actual	1,000.00	1,247.30	6.97	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class R5
Actual	1,000.00	1,250.50	3.35	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R6
Actual	1,000.00	1,251.60	2.79	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
JPMorgan International Focus Fund
Class A
Actual	1,000.00	1,236.50	5.55	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

118	J.P. Morgan International Equity Funds	April 30, 2023

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Focus Fund (continued)
Class C
Actual	$1,000.00	$1,233.90	$8.31	1.50%
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class I
Actual	1,000.00	1,237.80	4.16	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R2
Actual	1,000.00	1,234.90	7.20	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R5
Actual	1,000.00	1,238.70	3.61	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R6
Actual	1,000.00	1,239.90	3.05	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
JPMorgan International Hedged Equity Fund
Class A
Actual	1,000.00	1,145.60	4.52	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	1,143.50	7.17	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class I
Actual	1,000.00	1,146.90	3.19	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R5
Actual	1,000.00	1,148.00	2.40	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	1,149.10	1.87	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
JPMorgan International Value Fund
Class A
Actual	1,000.00	1,239.30	5.50	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class C
Actual	1,000.00	1,237.20	8.27	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class I
Actual	1,000.00	1,241.50	4.11	0.74
Hypothetical	1,000.00	1,021.13	3.71	0.74
Class L
Actual	1,000.00	1,241.30	3.61	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R2
Actual	1,000.00	1,237.60	7.16	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class R5
Actual	1,000.00	1,242.10	3.61	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65

April 30, 2023	J.P. Morgan International Equity Funds	119

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Value Fund (continued)
Class R6
Actual	$1,000.00	$1,242.10	$3.06	0.55%
Hypothetical	1,000.00	1,022.07	2.76	0.55

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

120	J.P. Morgan International Equity Funds	April 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

April 30, 2023	J.P. Morgan International Equity Funds	121

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. April 2023.
SAN-INTEQ-423

Semi-Annual Report
J.P. Morgan Specialty Funds
April 30, 2023  (Unaudited)
JPMorgan Opportunistic Equity Long/Short Fund
JPMorgan Research Market Neutral Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
June 15, 2023 (Unaudited)
Dear Shareholder,
Financial markets largely generated positive returns for the six months ended April 30, 2023, even as rising interest rates, weaker corporate earnings and geopolitical uncertainty weighed on global economic growth. Overall, global equity markets – led by European stocks – generally outperformed bond markets for the reporting period.

“While the effects of rising interest
rates is likely to adversely impact
economic growth in the months
ahead, other factors may aid the
global economic outlook, as energy
prices have trended downward in
recent months and the re-opening of
China’s economy may provide
support for increased global trade.”
— Brian S. Shlissel

While economic growth has slowed in recent quarters, to date, the U.S. has avoided formal entry into a recession. Moreover, inflation has decelerated from last year’s historical highs as energy and electricity prices receded in 2023, allowing the U.S. Federal Reserve in June 2023 to refrain from further raising interest rates for the first time since January 2022, though the central bank stated it may find it necessary to raise rates in the future. The job market in the U.S. remained strong throughout the period as the reported monthly unemployment rate ranged between 3.6% and 3.4% for the six months ended April 30, 2023.
Across Europe, inflationary pressures remained high and both the European Central Bank and the Bank of England continued to raise interest rates during the period. Unemployment across the EU stood at 6%, while the U.K. jobless rate fell to 3.8% in
April 2023. Notably, European equity markets generally outperformed other developed markets during the period, potentially driven by more attractive valuations relative to U.S. companies.
The International Monetary Fund’s (IMF) April 2023 economic outlook warned that global output is likely to decline to 2.8% for 2023, amid weakness in parts of the financial sector, continued inflationary pressures and the ongoing war in Ukraine. Further, the IMF forecast developed market economies to decelerate at a faster pace than emerging market economies.
While the effects of rising interest rates is likely to adversely impact economic growth in the months ahead, other factors may aid the global economic outlook, as energy prices have trended downward in recent months and the re-opening of China’s economy may provide support for increased global trade.  Regardless of the economic backdrop, we believe investors who hold a well-diversified portfolio and a long-term outlook may be better positioned to benefit from opportunities presented by global financial markets. Our suite of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

April 30, 2023	J.P. Morgan Specialty Funds	1

J.P. Morgan Specialty Funds
MARKET OVERVIEW
SIX MONTHS ENDED April 30, 2023 (Unaudited)
Global financial markets largely generated positive returns for the period and completed a rebound from the sell-offs that marked the middle of 2022. Developed markets equity generally outperformed emerging markets equity, while European equity markets outperformed U.S. equity.
However, equity markets performance was mixed on a month-to-month basis, even if the overall trend was upward. For the six months ended April 30, 2023, the MSCI EAFE Index returned 24.19%, the MSCI Emerging Markets Index returned 16.36% and the S&P 500 Index returned 8.63%.
Leading central banks continued to raise interest rates throughout the six-month period, though the size of increases narrowed in 2023 as the policy response to inflationary pressure grew less aggressive. Notably, the Bank of Japan maintained its negative interest rate policy amid weak consumption data and marginal economic growth.
While global inflation rates remained elevated during the period, they retreated from the 40-year highs reached in 2022, and price data in the U.S. and the Euro Area indicated a slowing trend. Though inflation in the U.K. declined in the final months of 2022, the U.K. consumer price index rose more than expected in 2023.
Lower energy prices were a leading contributor to declining global inflation in the second half of the period. Following Russia’s invasion of Ukraine in late February 2022, the European Union and the U.K. largely avoided an extended energy crisis by securing alternative sources to Russian natural gas and moved to build up reserves of both natural gas and petroleum ahead of the winter months.
Meanwhile, economic activity and aggregate demand in China accelerated after the country’s leadership lifted strict anti-pandemic policies in late 2022. The rebound in China helped to lift equity prices in China and its leading emerging market trading partners.

2	J.P. Morgan Specialty Funds	April 30, 2023

JPMorgan Opportunistic Equity Long/Short Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(4.39)%
S&P 500 Index	8.63%
ICE BofA 3-Month US Treasury Bill Index	2.10%
Net Assets as of 4/30/2023 (In Thousands)	$257,436
INVESTMENT OBJECTIVE**
The JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) seeks capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended April 30, 2023.
The Fund’s long position in the information technology sector and its short position in the industrials sector were leading detractors from performance relative to the Benchmark. The Fund’s long position in the financials sector and its short position in the real estate sector were leading contributors to relative performance.
Leading individual detractors from absolute performance included the Fund’s long positions in NIO Inc., and short positions in Old Dominion Freight Line Inc. and CarMax Inc. Shares of NIO, a Chinese electric vehicle manufacturer, fell amid investor concerns about increased price competition within the electric vehicle market. Old Dominion Freight Line, a shipping company, rose amid favorable pricing trends in the industry and the company’s expense controls. CarMax, an online vehicle wholesaler, rose as prices for used automobiles stabilized during the period.
Leading individual contributors to absolute performance included the Fund’s long positions in Tesla Inc., Fiserv Inc. and Charter Communications Inc. Shares of Tesla, a manufacturer of electric automobiles and battery storage systems, rose amid better-than-expected results during the period. Shares of Fiserv, a financial transactions and payment services provider, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023 and raised its forecast for the rest of the year. Shares of Charter, a broadband provider, rose early in the period along with rising equity prices in the broader U.S. market.
HOW WAS THE FUND POSITIONED?
During the period, the Fund invested the majority of its assets in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the S&P 500 Index. The Fund’s portfolio managers sought to achieve lower volatility than the Benchmark through a disciplined research process, security selection and risk management. For the six-month period, the Fund’s average gross exposure was 89% and its average net exposure was 37%.

April 30, 2023	J.P. Morgan Specialty Funds	3

JPMorgan Opportunistic Equity Long/Short Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	UnitedHealth Group, Inc.	8.2%
2.	PG&E Corp.	7.3
3.	Fiserv, Inc.	5.9
4.	Walmart, Inc.	4.5
5.	SPDR S&P 500 ETF Trust	4.1
6.	NXP Semiconductors NV (China)	4.0
7.	Berkshire Hathaway, Inc., Class B	3.9
8.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	3.5
9.	NVIDIA Corp.	2.9
10.	Marriott International, Inc., Class A	2.9

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	JB Hunt Transport Services, Inc.	10.8%
2.	Home Depot, Inc. (The)	10.4
3.	CF Industries Holdings, Inc.	10.0
4.	Mohawk Industries, Inc.	9.6
5.	Masco Corp.	7.4
6.	FedEx Corp.	6.2
7.	Waters Corp.	5.9
8.	Boston Properties, Inc.	5.8
9.	Western Digital Corp.	4.6
10.	Vornado Realty Trust	4.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	15.2%
Financials	12.4
Health Care	11.8
Consumer Discretionary	9.0
Utilities	8.8
Consumer Staples	6.1
Exchange-Traded Fund	4.1
Communication Services	1.1
Put Options Purchased	0.1
Short-Term Investments	31.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	32.1%
Consumer Discretionary	22.1
Materials	13.7
Real Estate	13.6
Health Care	5.9
Consumer Staples	5.5
Information Technology	4.7
Financials	2.4

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Specialty Funds	April 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	August 29, 2014
With Sales Charge **		(9.54)%	(15.66)%	0.55%	3.58%
Without Sales Charge		(4.55)	(11.00)	1.64	4.23
CLASS C SHARES	August 29, 2014
With CDSC ***		(5.77)	(12.45)	1.13	3.76
Without CDSC		(4.77)	(11.45)	1.13	3.76
CLASS I SHARES	August 29, 2014	(4.39)	(10.77)	1.90	4.49
CLASS R6 SHARES	August 29, 2014	(4.35)	(10.61)	2.14	4.74

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (8/29/14 TO 4/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The Fund commenced operations on August 29, 2014.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Opportunistic Equity Long/Short Fund, the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index from August 29, 2014 to April 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and ICE BofA 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
From the inception of the Fund through January 23, 2015, the Fund did not experience any shareholder activity. If such activity had occurred, the Fund’s performance may have been impacted.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the since inception annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2023	J.P. Morgan Specialty Funds	5

JPMorgan Research Market Neutral Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	5.56%
ICE BofA 3-Month US Treasury Bill Index	2.10%
Net Assets as of 4/30/2023 (In Thousands)	$163,593
INVESTMENT OBJECTIVE**
The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the ICE BofA 3-Month US Treasury Bill Index (the “Benchmark”) for the six months ended April 30, 2023.
The Fund’s security selection in the media sector and the software & hardware sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical and utilities sector was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s long position in Meta Platforms Inc. and its short positions in Lumen Technologies Inc. and Roblox Corp. Shares of Meta Platforms, an interactive media and services provider, rose after the company reported better-than-expected earnings, revenue and Facebook advertising sales for the first quarter of 2023. Shares of Lumen Technologies, a communications technology provider, fell after the company lowered its cash flow forecast for 2023. Shares of Roblox, an interactive home entertainment provider, fell after the company reported it had financial exposure to the failed Silicon
Valley Bank and after the release of weaker-than-expected user metrics for March 2023.
Leading individual detractors from relative performance included the Fund’s short positions in General Electric Co. an Boeing Co., and its long position in Liberty SiriusXM Group
Shares of General Electric, an industrial conglomerate, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023 and revised upward its full-year earnings forecast. Shares of Boeing, an aerospace and defense manufacturer, rose after the company reported better-than-expected revenue for the first quarter of 2023 and maintained its production targets for 2023. Shares of Liberty SiriusXM Group, a cable and satellite TV and radio provider, fell amid broader weakness in the telecommunications sector.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to the broader market for stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and mid-cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

6	J.P. Morgan Specialty Funds	April 30, 2023

TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Meta Platforms, Inc., Class A	2.5%
2.	Mastercard, Inc., Class A	1.8
3.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1.8
4.	Endeavor Group Holdings, Inc., Class A	1.6
5.	Seagate Technology Holdings plc	1.6
6.	Progressive Corp. (The)	1.6
7.	Intuit, Inc.	1.4
8.	Teradyne, Inc.	1.3
9.	Amazon.com, Inc.	1.3
10.	Howmet Aerospace, Inc.	1.2

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Applied Materials, Inc.	3.2%
2.	Microchip Technology, Inc.	2.7
3.	Cisco Systems, Inc.	2.4
4.	Kroger Co. (The)	1.9
5.	Hewlett Packard Enterprise Co.	1.9
6.	3M Co.	1.7
7.	Boeing Co. (The)	1.7
8.	Sysco Corp.	1.6
9.	Paramount Global, Class B	1.6
10.	Stanley Black & Decker, Inc.	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	16.0%
Financials	12.7
Industrials	11.9
Health Care	9.2
Consumer Discretionary	8.1
Communication Services	7.9
Utilities	3.6
Consumer Staples	3.2
Energy	2.7
Real Estate	1.9
Materials	1.1
Short-Term Investments	21.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	20.4%
Information Technology	18.2
Financials	15.8
Health Care	9.6
Communication Services	9.0
Consumer Staples	8.0
Consumer Discretionary	6.7
Utilities	5.3
Real Estate	3.0
Energy	2.9
Materials	1.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

April 30, 2023	J.P. Morgan Specialty Funds	7

JPMorgan Research Market Neutral Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge **		(0.08)%	(0.00)%***	2.76%	1.66%
Without Sales Charge		5.46	5.55	3.88	2.21
CLASS C SHARES	November 2, 2009
With CDSC ****		4.12	3.93	3.35	1.80
Without CDSC		5.12	4.93	3.35	1.80
CLASS I SHARES	November 2, 2009	5.56	5.80	4.14	2.47

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Amount rounds to less than 0.005%.
****	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/13 TO 4/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Research Market Neutral Fund and ICE BofA 3-Month US Treasury Bill Index from April 30, 2013 to April 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofA 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Specialty Funds	April 30, 2023

JPMorgan Opportunistic Equity Long/Short Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 101.1%
Common Stocks — 65.1%
Automobiles — 0.8%
NIO, Inc., ADR (China) *	17	134
Tesla, Inc. *	12	2,015
		2,149
Beverages — 0.6%
Brown-Forman Corp., Class B	21	1,410
Broadline Retail — 2.1%
Alibaba Group Holding Ltd., ADR (China) *	48	4,044
Amazon.com, Inc. *	12	1,315
		5,359
Consumer Staples Distribution & Retail — 4.6%
Walmart, Inc.	78	11,790
Electric Utilities — 8.9%
NextEra Energy, Inc. (a)	50	3,874
PG&E Corp. *	1,112	19,020
		22,894
Financial Services — 12.5%
Berkshire Hathaway, Inc., Class B *	31	10,148
Fiserv, Inc. * (a)	125	15,265
Visa, Inc., Class A	29	6,732
		32,145
Health Care Equipment & Supplies — 0.9%
Zimmer Biomet Holdings, Inc.	17	2,346
Health Care Providers & Services — 11.0%
Humana, Inc.	13	6,982
UnitedHealth Group, Inc. (a)	44	21,428
		28,410
Hotels, Restaurants & Leisure — 5.6%
Marriott International, Inc., Class A	45	7,601
Royal Caribbean Cruises Ltd. *	103	6,733
		14,334
Household Products — 1.0%
Procter & Gamble Co. (The)	17	2,650
Interactive Media & Services — 1.1%
Alphabet, Inc., Class A *	13	1,355
Meta Platforms, Inc., Class A *	6	1,503
		2,858
Semiconductors & Semiconductor Equipment — 10.6%
NVIDIA Corp.	27	7,603
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
NXP Semiconductors NV (China)	63	10,374
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	110	9,234
		27,211
Software — 2.7%
Microsoft Corp.	23	6,975
Specialty Retail — 0.6%
O'Reilly Automotive, Inc. *	2	1,612
Technology Hardware, Storage & Peripherals — 2.1%
Seagate Technology Holdings plc	93	5,464
Total Common Stocks (Cost $149,198)		167,607
Exchange-Traded Funds — 4.2%
Exchange-Traded Fund — 4.2%
SPDR S&P 500 ETF Trust (Cost $10,476)	26	10,776
	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 0.1% ^
Put Options Purchased — 0.1%
Index Funds — 0.1%
NASDAQ 100 E-Mini Index
6/16/2023 at USD 11,800.00, European Style
Notional Amount: USD 46,620,875
Counterparty: Exchange-Traded *	35	229
S&P 500 Index
6/16/2023 at USD 4,000.00, European Style
Notional Amount: USD 12,091,492
Counterparty: Exchange-Traded *	29	114
Total Options Purchased (Cost $802)		343
	SHARES (000)	VALUE ($000)
Short-Term Investments — 31.7%
Investment Companies — 31.7%
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (b) (c)(Cost $81,647)	81,632	81,656
Total Long Positions (Cost $242,123)		260,382
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Specialty Funds	9

JPMorgan Opportunistic Equity Long/Short Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — (17.3)%
Common Stocks — (17.3)%
Air Freight & Logistics — (1.1)%
FedEx Corp.	(12)	(2,758)
Automobiles — (0.4)%
Rivian Automotive, Inc., Class A *	(72)	(920)
Building Products — (1.9)%
Allegion plc	(3)	(296)
Johnson Controls International plc	(22)	(1,313)
Masco Corp.	(62)	(3,307)
(4,916)
Chemicals — (2.4)%
CF Industries Holdings, Inc.	(62)	(4,456)
Sherwin-Williams Co. (The)	(7)	(1,658)
(6,114)
Consumer Finance — (0.4)%
Ally Financial, Inc.	(41)	(1,070)
Consumer Staples Distribution & Retail — (0.5)%
Walgreens Boots Alliance, Inc.	(38)	(1,353)
Food Products — (0.2)%
Kellogg Co.	(7)	(507)
Ground Transportation — (1.9)%
JB Hunt Transport Services, Inc.	(27)	(4,795)
Household Durables — (1.7)%
Mohawk Industries, Inc. *	(40)	(4,269)
Household Products — (0.2)%
Kimberly-Clark Corp.	(4)	(581)
Life Sciences Tools & Services — (1.0)%
Waters Corp. *	(9)	(2,625)
Machinery — (0.7)%
Stanley Black & Decker, Inc.	(21)	(1,844)
Office REITs — (2.0)%
Boston Properties, Inc.	(48)	(2,567)
SL Green Realty Corp.	(30)	(700)
Vornado Realty Trust	(133)	(2,001)
(5,268)
INVESTMENTS	SHARES (000)	VALUE ($000)

Residential REITs — (0.3)%
AvalonBay Communities, Inc.	(5)	(801)
Specialty Retail — (1.8)%
Home Depot, Inc. (The)	(16)	(4,645)
Technology Hardware, Storage & Peripherals — (0.8)%
Western Digital Corp. *	(60)	(2,070)
Total Common Stocks (Proceeds $(44,281))		(44,536)
Total Short Positions (Proceeds $(44,281))		(44,536)
Total Investments — 83.8% (Cost $197,842)		215,846
Other Assets Less Liabilities — 16.2%		41,590
Net Assets — 100.0%		257,436

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $24,492 and $59,856, respectively.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Specialty Funds	April 30, 2023

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 100.8%
Common Stocks — 78.9%
Aerospace & Defense — 2.9%
Howmet Aerospace, Inc.	46	2,057
Northrop Grumman Corp. (a)	2	949
Raytheon Technologies Corp.	14	1,428
TransDigm Group, Inc.	1	359
		4,793
Air Freight & Logistics — 0.3%
FedEx Corp.	—	79
United Parcel Service, Inc., Class B	3	488
		567
Automobile Components — 0.6%
Aptiv plc *	2	224
Lear Corp.	2	203
Mobileye Global, Inc., Class A (Israel) *	13	488
		915
Automobiles — 0.1%
Rivian Automotive, Inc., Class A *	3	33
Tesla, Inc. *	1	196
		229
Banks — 1.8%
Bank of America Corp.	15	437
Fifth Third Bancorp	29	753
Truist Financial Corp.	17	561
US Bancorp	3	124
Wells Fargo & Co. (a)	28	1,105
		2,980
Beverages — 1.5%
Coca-Cola Co. (The)	6	404
Constellation Brands, Inc., Class A	1	93
Keurig Dr Pepper, Inc.	3	107
Monster Beverage Corp. *	21	1,170
PepsiCo, Inc.	3	617
		2,391
Biotechnology — 5.3%
AbbVie, Inc.	13	2,020
Biogen, Inc. *	6	1,757
BioMarin Pharmaceutical, Inc. *	13	1,288
Regeneron Pharmaceuticals, Inc. *	2	1,331
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Sarepta Therapeutics, Inc. *	8	942
Vertex Pharmaceuticals, Inc. * (a)	4	1,255
		8,593
Broadline Retail — 1.3%
Amazon.com, Inc. * (a)	20	2,100
Building Products — 1.1%
Trane Technologies plc	10	1,853
Capital Markets — 3.4%
Charles Schwab Corp. (The)	13	674
CME Group, Inc.	6	1,136
Morgan Stanley	8	679
Raymond James Financial, Inc.	16	1,445
S&P Global, Inc.	4	1,459
State Street Corp.	2	184
		5,577
Chemicals — 0.8%
Air Products and Chemicals, Inc. (a)	1	376
Dow, Inc.	1	88
DuPont de Nemours, Inc. (a)	6	406
Linde plc	1	329
PPG Industries, Inc.	1	112
		1,311
Commercial Services & Supplies — 0.8%
Waste Connections, Inc.	10	1,368
Communications Equipment — 0.4%
Juniper Networks, Inc.	21	643
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	1	212
Consumer Finance — 0.3%
American Express Co. (a)	3	415
Consumer Staples Distribution & Retail — 0.9%
Costco Wholesale Corp.	2	991
Dollar General Corp.	2	465
		1,456
Diversified REITs — 0.1%
WP Carey, Inc.	1	81
Electric Utilities — 1.8%
NextEra Energy, Inc.	13	1,003
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Specialty Funds	11

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Electric Utilities — continued
PG&E Corp. *	82	1,401
PPL Corp.	18	507
		2,911
Electrical Equipment — 0.5%
Eaton Corp. plc	5	856
Electronic Equipment, Instruments & Components — 1.5%
Corning, Inc.	50	1,657
Keysight Technologies, Inc. *	6	842
		2,499
Energy Equipment & Services — 0.5%
Baker Hughes Co.	26	754
Entertainment — 3.4%
Endeavor Group Holdings, Inc., Class A * (a)	103	2,646
Netflix, Inc. * (a)	5	1,800
Take-Two Interactive Software, Inc. *	9	1,123
		5,569
Financial Services — 4.4%
Block, Inc. *	4	249
Fidelity National Information Services, Inc.	6	349
Fiserv, Inc. *	9	1,161
FleetCor Technologies, Inc. *	6	1,363
Jack Henry & Associates, Inc.	2	306
Mastercard, Inc., Class A (a)	8	3,041
WEX, Inc. *	4	647
		7,116
Food Products — 0.5%
Hershey Co. (The)	3	683
Mondelez International, Inc., Class A	1	97
		780
Ground Transportation — 2.0%
Canadian National Railway Co. (Canada)	2	253
CSX Corp.	14	426
Knight-Swift Transportation Holdings, Inc.	3	173
Norfolk Southern Corp.	3	528
Old Dominion Freight Line, Inc.	1	245
Uber Technologies, Inc. * (a)	38	1,181
Union Pacific Corp.	2	441
		3,247
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — 1.4%
Boston Scientific Corp. *	9	474
Intuitive Surgical, Inc. *	2	530
Stryker Corp.	3	874
Zimmer Biomet Holdings, Inc.	2	350
		2,228
Health Care Providers & Services — 1.6%
Centene Corp. *	2	170
HCA Healthcare, Inc.	2	424
Humana, Inc.	1	634
McKesson Corp.	1	293
UnitedHealth Group, Inc. (a)	2	1,110
		2,631
Health Care REITs — 0.0% ^
Ventas, Inc.	1	60
Hotel & Resort REITs — 0.0% ^
Host Hotels & Resorts, Inc.	3	50
Hotels, Restaurants & Leisure — 3.0%
Booking Holdings, Inc. *	—	733
Chipotle Mexican Grill, Inc. *	1	1,241
DoorDash, Inc., Class A *	2	145
Hilton Worldwide Holdings, Inc.	5	703
McDonald's Corp.	3	887
Yum! Brands, Inc. (a)	9	1,274
		4,983
Household Products — 0.1%
Procter & Gamble Co. (The)	1	99
Industrial Conglomerates — 1.2%
Honeywell International, Inc. (a)	10	1,987
Industrial REITs — 0.7%
Prologis, Inc.	9	1,121
Insurance — 2.9%
Globe Life, Inc.	18	1,952
Progressive Corp. (The) (a)	19	2,610
Travelers Cos., Inc. (The)	1	242
		4,804
Interactive Media & Services — 2.7%
Alphabet, Inc., Class A *	3	349
Meta Platforms, Inc., Class A * (a)	17	4,059
		4,408
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Specialty Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
IT Services — 0.4%
Cognizant Technology Solutions Corp., Class A	4	222
MongoDB, Inc. *	1	189
Snowflake, Inc., Class A *	1	176
		587
Life Sciences Tools & Services — 0.3%
Danaher Corp.	1	205
Thermo Fisher Scientific, Inc.	—	245
		450
Machinery — 2.3%
Deere & Co. (a)	4	1,545
Dover Corp.	10	1,460
Ingersoll Rand, Inc.	14	819
		3,824
Media — 1.6%
Charter Communications, Inc., Class A *	3	1,237
Comcast Corp., Class A	5	194
Liberty Media Corp.-Liberty SiriusXM, Class A *	40	1,133
		2,564
Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	9	360
Multi-Utilities — 1.9%
CenterPoint Energy, Inc.	14	438
Dominion Energy, Inc.	10	561
DTE Energy Co.	4	452
Public Service Enterprise Group, Inc.	11	668
Sempra Energy	6	939
		3,058
Oil, Gas & Consumable Fuels — 2.2%
Cheniere Energy, Inc.	3	467
ConocoPhillips	7	733
Diamondback Energy, Inc.	5	675
EOG Resources, Inc.	5	567
Exxon Mobil Corp.	4	441
HF Sinclair Corp.	8	337
Marathon Oil Corp.	8	206
Targa Resources Corp.	3	241
		3,667
Passenger Airlines — 0.0% ^
Delta Air Lines, Inc. *	2	77
INVESTMENTS	SHARES (000)	VALUE ($000)

Personal Care Products — 0.3%
Estee Lauder Cos., Inc. (The), Class A	2	542
Pharmaceuticals — 0.7%
Bristol-Myers Squibb Co. (a)	15	968
Elanco Animal Health, Inc. *	26	248
		1,216
Professional Services — 0.7%
Booz Allen Hamilton Holding Corp.	5	449
Leidos Holdings, Inc. (a)	7	642
		1,091
Residential REITs — 0.7%
Sun Communities, Inc.	5	733
UDR, Inc.	8	338
		1,071
Retail REITs — 0.1%
Kimco Realty Corp.	7	129
Semiconductors & Semiconductor Equipment — 8.0%
Advanced Micro Devices, Inc. * (a)	16	1,412
Analog Devices, Inc.	9	1,669
Marvell Technology, Inc.	36	1,401
NVIDIA Corp.	6	1,694
NXP Semiconductors NV (China)	9	1,440
Qorvo, Inc. *	4	387
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	35	2,970
Teradyne, Inc.	24	2,157
		13,130
Software — 3.7%
Adobe, Inc. *	—	163
DocuSign, Inc. *	1	71
Intuit, Inc. (a)	5	2,246
Microsoft Corp.	3	892
Oracle Corp.	7	640
PTC, Inc. *	1	160
Roper Technologies, Inc.	1	638
Salesforce, Inc. *	4	758
ServiceNow, Inc. *	1	232
Workday, Inc., Class A *	2	277
		6,077
Specialized REITs — 0.3%
SBA Communications Corp.	2	541
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Specialty Funds	13

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Specialty Retail — 2.4%
AutoNation, Inc. *	4	455
AutoZone, Inc. *	—	802
Burlington Stores, Inc. *	3	640
Lowe's Cos., Inc.	6	1,230
O'Reilly Automotive, Inc. * (a)	1	761
		3,888
Technology Hardware, Storage & Peripherals — 2.1%
Dell Technologies, Inc., Class C	18	804
Seagate Technology Holdings plc	45	2,637
		3,441
Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc., Class B	10	1,316
Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc. *	4	538
Total Common Stocks (Cost $110,060)		129,154
Short-Term Investments — 21.9%
Investment Companies — 21.9%
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (b) (c)(Cost $35,790)	35,782	35,792
Total Long Positions (Cost $145,850)		164,946
Short Positions — (74.8)%
Common Stocks — (74.8)%
Aerospace & Defense — (2.8)%
Boeing Co. (The) *	(10)	(2,102)
General Dynamics Corp.	(7)	(1,520)
Huntington Ingalls Industries, Inc.	(4)	(821)
L3Harris Technologies, Inc.	(1)	(76)
		(4,519)
Air Freight & Logistics — (0.9)%
CH Robinson Worldwide, Inc.	(12)	(1,192)
Expeditors International of Washington, Inc.	(3)	(362)
		(1,554)
Automobile Components — (0.3)%
Autoliv, Inc. (Sweden)	(2)	(168)
BorgWarner, Inc.	(7)	(352)
		(520)
INVESTMENTS	SHARES (000)	VALUE ($000)

Automobiles — (0.8)%
Ford Motor Co.	(65)	(769)
General Motors Co.	(14)	(458)
Harley-Davidson, Inc.	(2)	(91)
(1,318)
Banks — (1.6)%
Comerica, Inc.	(17)	(744)
Huntington Bancshares, Inc.	(65)	(728)
PNC Financial Services Group, Inc. (The)	(5)	(676)
Regions Financial Corp.	(22)	(391)
(2,539)
Beverages — (0.4)%
Brown-Forman Corp., Class B	(2)	(133)
Molson Coors Beverage Co., Class B	(9)	(536)
(669)
Biotechnology — (2.4)%
Amgen, Inc.	(4)	(1,004)
Gilead Sciences, Inc.	(17)	(1,390)
Moderna, Inc. *	(12)	(1,533)
(3,927)
Broadline Retail — (1.0)%
eBay, Inc.	(35)	(1,614)
Building Products — (1.8)%
Allegion plc	(6)	(634)
Johnson Controls International plc	(25)	(1,528)
Lennox International, Inc.	(3)	(777)
Masco Corp.	(1)	(55)
(2,994)
Capital Markets — (4.0)%
BlackRock, Inc.	(1)	(381)
Coinbase Global, Inc., Class A *	(5)	(244)
FactSet Research Systems, Inc.	(1)	(446)
Franklin Resources, Inc.	(36)	(967)
LPL Financial Holdings, Inc.	(3)	(735)
Moody's Corp.	(1)	(228)
MSCI, Inc.	(1)	(604)
Nasdaq, Inc.	(17)	(939)
Northern Trust Corp.	(11)	(840)
T. Rowe Price Group, Inc.	(10)	(1,140)
(6,524)
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Specialty Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Chemicals — (0.2)%
Ecolab, Inc.	—	(34)
Westlake Corp.	(3)	(326)
(360)
Commercial Services & Supplies — (0.1)%
Waste Management, Inc.	(1)	(151)
Communications Equipment — (1.8)%
Cisco Systems, Inc.	(62)	(2,923)
Consumer Finance — (1.0)%
Capital One Financial Corp.	(8)	(784)
Synchrony Financial	(27)	(800)
(1,584)
Consumer Staples Distribution & Retail — (4.1)%
Dollar Tree, Inc. *	(1)	(130)
Kroger Co. (The)	(48)	(2,354)
Sysco Corp.	(26)	(1,983)
Walgreens Boots Alliance, Inc.	(14)	(512)
Walmart, Inc.	(12)	(1,777)
(6,756)
Containers & Packaging — (0.6)%
International Paper Co.	(29)	(954)
Packaging Corp. of America	(1)	(104)
(1,058)
Diversified Telecommunication Services — (1.3)%
AT&T, Inc.	(37)	(646)
Lumen Technologies, Inc.	(56)	(133)
Verizon Communications, Inc.	(33)	(1,303)
(2,082)
Electric Utilities — (3.2)%
American Electric Power Co., Inc.	(10)	(953)
Duke Energy Corp.	(12)	(1,164)
Edison International	(16)	(1,161)
Evergy, Inc.	(3)	(191)
Eversource Energy	(8)	(625)
Exelon Corp.	(16)	(673)
FirstEnergy Corp.	(11)	(448)
(5,215)
Electrical Equipment — (0.5)%
Acuity Brands, Inc.	(3)	(447)
INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — continued
Hubbell, Inc.	(1)	(231)
Rockwell Automation, Inc.	—	(160)
(838)
Entertainment — (1.7)%
Electronic Arts, Inc.	(9)	(1,102)
ROBLOX Corp., Class A *	(23)	(824)
Warner Bros Discovery, Inc. *	(62)	(848)
(2,774)
Financial Services — (1.7)%
Affirm Holdings, Inc. *	(12)	(121)
Global Payments, Inc.	(10)	(1,109)
Voya Financial, Inc.	(11)	(853)
Western Union Co. (The)	(68)	(737)
(2,820)
Food Products — (1.3)%
Campbell Soup Co.	(11)	(624)
Conagra Brands, Inc.	(4)	(141)
General Mills, Inc.	(7)	(589)
Kellogg Co.	(6)	(419)
Kraft Heinz Co. (The)	(9)	(343)
(2,116)
Gas Utilities — (0.5)%
National Fuel Gas Co.	(13)	(745)
Ground Transportation — (0.6)%
Canadian Pacific Kansas City Ltd. (Canada)	(1)	(53)
Heartland Express, Inc.	(20)	(297)
JB Hunt Transport Services, Inc.	(2)	(313)
Werner Enterprises, Inc.	(7)	(306)
(969)
Health Care Equipment & Supplies — (0.2)%
Edwards Lifesciences Corp. *	(2)	(170)
Medtronic plc	(1)	(125)
(295)
Health Care Providers & Services — (0.8)%
Henry Schein, Inc. *	(10)	(811)
Quest Diagnostics, Inc.	(4)	(503)
(1,314)
Hotels, Restaurants & Leisure — (0.7)%
Starbucks Corp.	(10)	(1,113)
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Specialty Funds	15

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Household Durables — (0.8)%
Mohawk Industries, Inc. *	(5)	(552)
NVR, Inc. *	—	(245)
PulteGroup, Inc.	(5)	(358)
Toll Brothers, Inc.	(4)	(221)
(1,376)
Household Products — (0.2)%
Clorox Co. (The)	(2)	(255)
Industrial Conglomerates — (1.5)%
3M Co.	(20)	(2,104)
General Electric Co.	(3)	(314)
(2,418)
Insurance — (3.6)%
Aflac, Inc.	(23)	(1,597)
Allstate Corp. (The)	(10)	(1,094)
American International Group, Inc.	(5)	(246)
Aon plc, Class A	—	(80)
Arthur J Gallagher & Co.	—	(83)
Marsh & McLennan Cos., Inc.	(1)	(207)
Principal Financial Group, Inc.	(12)	(916)
Ryan Specialty Holdings, Inc. *	(4)	(175)
WR Berkley Corp.	(24)	(1,422)
(5,820)
Interactive Media & Services — (0.3)%
Alphabet, Inc., Class C *	(2)	(262)
ZoomInfo Technologies, Inc. *	(10)	(219)
(481)
IT Services — (1.3)%
Accenture plc, Class A	(1)	(381)
DXC Technology Co. *	(9)	(221)
EPAM Systems, Inc. *	(2)	(452)
Infosys Ltd. (India)	(31)	(472)
International Business Machines Corp.	(5)	(625)
(2,151)
Life Sciences Tools & Services — (0.8)%
Agilent Technologies, Inc.	(2)	(300)
Repligen Corp. *	(2)	(217)
Waters Corp. *	(2)	(726)
(1,243)
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — (3.2)%
Caterpillar, Inc.	(1)	(151)
Donaldson Co., Inc.	(14)	(927)
IDEX Corp.	(5)	(969)
Illinois Tool Works, Inc.	(4)	(882)
PACCAR, Inc.	(6)	(484)
Stanley Black & Decker, Inc.	(21)	(1,845)
(5,258)
Media — (3.4)%
Fox Corp., Class A	(26)	(855)
Interpublic Group of Cos., Inc. (The)	(25)	(891)
Omnicom Group, Inc.	(18)	(1,679)
Paramount Global, Class B	(82)	(1,921)
Sirius XM Holdings, Inc.	(75)	(284)
(5,630)
Multi-Utilities — (0.4)%
WEC Energy Group, Inc.	(6)	(574)
Office REITs — 0.0% ^
Orion Office REIT, Inc.	—	—
SL Green Realty Corp.	—	—
—
Oil, Gas & Consumable Fuels — (2.2)%
APA Corp.	(19)	(684)
Coterra Energy, Inc.	(9)	(240)
Devon Energy Corp.	(12)	(645)
Enbridge, Inc. (Canada)	(15)	(592)
Marathon Petroleum Corp.	(2)	(236)
ONEOK, Inc.	(10)	(689)
Phillips 66	(1)	(83)
Williams Cos., Inc. (The)	(15)	(450)
(3,619)
Passenger Airlines — (0.1)%
United Airlines Holdings, Inc. *	(3)	(154)
Pharmaceuticals — (3.0)%
Eli Lilly & Co.	(4)	(1,401)
Johnson & Johnson	(4)	(659)
Merck & Co., Inc.	(11)	(1,308)
Pfizer, Inc.	(31)	(1,196)
Zoetis, Inc.	(2)	(418)
(4,982)
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Specialty Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Professional Services — (3.3)%
Automatic Data Processing, Inc.	(2)	(463)
Ceridian HCM Holding, Inc. *	(16)	(1,033)
Equifax, Inc.	(4)	(820)
Paychex, Inc.	(7)	(796)
Paycom Software, Inc. *	(4)	(1,123)
Robert Half International, Inc.	(4)	(274)
Verisk Analytics, Inc.	(5)	(967)
(5,476)
Residential REITs — (0.4)%
AvalonBay Communities, Inc.	—	(80)
Equity LifeStyle Properties, Inc.	(8)	(521)
(601)
Retail REITs — (0.7)%
National Retail Properties, Inc.	(2)	(80)
Simon Property Group, Inc.	(10)	(1,142)
(1,222)
Semiconductors & Semiconductor Equipment — (6.8)%
Applied Materials, Inc.	(34)	(3,904)
Broadcom, Inc.	(2)	(1,360)
Intel Corp.	(16)	(485)
KLA Corp.	(3)	(1,039)
Lam Research Corp.	(1)	(697)
Microchip Technology, Inc.	(45)	(3,266)
QUALCOMM, Inc.	(3)	(346)
(11,097)
Software — (0.3)%
Palantir Technologies, Inc., Class A *	(52)	(402)
UiPath, Inc., Class A *	(9)	(133)
(535)
Specialized REITs — (1.1)%
Extra Space Storage, Inc.	(6)	(926)
Iron Mountain, Inc.	(16)	(895)
(1,821)
Specialty Retail — (1.1)%
CarMax, Inc. *	(3)	(214)
Home Depot, Inc. (The)	(4)	(1,303)
Williams-Sonoma, Inc.	(3)	(321)
(1,838)
INVESTMENTS	SHARES (000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — (3.4)%
Apple, Inc.	(10)	(1,760)
Hewlett Packard Enterprise Co.	(162)	(2,315)
NetApp, Inc.	(22)	(1,361)
Xerox Holdings Corp.	(5)	(79)
(5,515)
Textiles, Apparel & Luxury Goods — (0.2)%
VF Corp.	(17)	(393)
Trading Companies & Distributors — (0.4)%
Fastenal Co.	(11)	(596)
Total Common Stocks (Proceeds $(127,615))		(122,346)
Total Short Positions (Proceeds $(127,615))		(122,346)
Total Investments — 26.0% (Cost $18,235)		42,600
Other Assets Less Liabilities — 74.0%		120,993
Net Assets — 100.0%		163,593

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $22,338 and $120,196, respectively.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Specialty Funds	17

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
Futures contracts outstanding as of April 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
S&P 500 E-Mini Index	(31)	06/16/2023	USD	(6,493)	(159)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Specialty Funds	April 30, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF April 30, 2023 (Unaudited)
(Amounts in thousands, except per share amounts)

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$178,383	$129,154
Investments in affiliates, at value	81,656	35,792
Options purchased, at value	343	—
Deposits at broker for futures contracts	—	357
Deposits at broker for securities sold short	59,856	120,196
Receivables:
Investment securities sold	12,525	6,983
Fund shares sold	62	224
Interest from non-affiliates	171	435
Dividends from non-affiliates	—	71
Dividends from affiliates	283	125
Total Assets	333,279	293,337
LIABILITIES:
Payables:
Due to custodian	—	14
Securities sold short, at value	44,536	122,346
Dividend expense to non-affiliates on securities sold short	21	95
Investment securities purchased	28,631	7,012
Fund shares redeemed	2,382	107
Variation margin on futures contracts	—	55
Accrued liabilities:
Investment advisory fees	215	29
Administration fees	2	3
Distribution fees	4	6
Service fees	7	32
Custodian and accounting fees	11	16
Other	34	29
Total Liabilities	75,843	129,744
Net Assets	$257,436	$163,593
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Specialty Funds	19

STATEMENTS OF ASSETS AND LIABILITIES
AS OF April 30, 2023 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$318,502	$173,910
Total distributable earnings (loss)	(61,066)	(10,317)
Total Net Assets	$257,436	$163,593
Net Assets:
Class A	$8,010	$22,288
Class C	3,571	1,702
Class I	166,102	139,603
Class R6	79,753	—
Total	$257,436	$163,593
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	483	1,749
Class C	227	151
Class I	9,776	10,208
Class R6	4,594	—
Net Asset Value (a):
Class A — Redemption price per share	$16.59	$12.74
Class C — Offering price per share (b)	15.77	11.29
Class I — Offering and redemption price per share	16.99	13.68
Class R6 — Offering and redemption price per share	17.36	—
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$17.51	$13.45
Cost of investments in non-affiliates	$159,674	$110,060
Cost of investments in affiliates	81,647	35,790
Cost of options purchased	802	—
Proceeds from securities sold short	44,281	127,615

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Specialty Funds	April 30, 2023

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2023 (Unaudited)
(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2,107	$2,449
Interest income from affiliates	— (a)	5
Dividend income from non-affiliates	1,710	807
Dividend income from affiliates	3,200	716
Total investment income	7,017	3,977
EXPENSES:
Investment advisory fees	2,017	275
Administration fees	144	59
Distribution fees:
Class A	13	27
Class C	16	6
Service fees:
Class A	13	27
Class C	5	2
Class I	278	168
Custodian and accounting fees	15	20
Interest expense to affiliates	— (a)	— (a)
Professional fees	40	33
Trustees’ and Chief Compliance Officer’s fees	14	13
Printing and mailing costs	26	15
Registration and filing fees	38	30
Transfer agency fees (See Note 2.I.)	8	3
Dividend expense to non-affiliates on securities sold short	1,003	1,524
Other	6	4
Total expenses	3,636	2,206
Less fees waived	(696)	(143)
Less expense reimbursements	(1)	(1)
Net expenses	2,939	2,062
Net investment income (loss)	4,078	1,915

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Specialty Funds	21

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$2,550	$(1,001)
Investments in affiliates	89	2
Options purchased	(332)	—
Futures contracts	—	18
Securities sold short	(27,318)	(647)
Net realized gain (loss)	(25,011)	(1,628)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,083	9,347
Investments in affiliates	9	— (a)
Options purchased	(459)	—
Futures contracts	—	(158)
Securities sold short	4,113	(930)
Change in net unrealized appreciation/depreciation	4,746	8,259
Net realized/unrealized gains (losses)	(20,265)	6,631
Change in net assets resulting from operations	$(16,187)	$8,546

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Specialty Funds	April 30, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,078	$(5,627)	$1,915	$(669)
Net realized gain (loss)	(25,011)	(31,745)	(1,628)	841
Change in net unrealized appreciation/depreciation	4,746	(93,205)	8,259	(3,440)
Change in net assets resulting from operations	(16,187)	(130,577)	8,546	(3,268)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	(3,030)	—	—
Class C	—	(702)	—	—
Class I	—	(38,675)	—	—
Class R6	—	(29,311)	—	—
Total distributions to shareholders	—	(71,718)	—	—
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(207,383)	(62,353)	(3,299)	69,424
NET ASSETS:
Change in net assets	(223,570)	(264,648)	5,247	66,156
Beginning of period	481,006	745,654	158,346	92,190
End of period	$257,436	$481,006	$163,593	$158,346
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Specialty Funds	23

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$345	$3,909	$4,689	$8,418
Distributions reinvested	—	2,956	—	—
Cost of shares redeemed	(6,749)	(14,110)	(3,439)	(4,824)
Change in net assets resulting from Class A capital transactions	(6,404)	(7,245)	1,250	3,594
Class C
Proceeds from shares issued	54	516	285	521
Distributions reinvested	—	692	—	—
Cost of shares redeemed	(1,079)	(1,555)	(141)	(218)
Change in net assets resulting from Class C capital transactions	(1,025)	(347)	144	303
Class I
Proceeds from shares issued	25,973	159,788	43,204	119,488
Distributions reinvested	—	38,027	—	—
Cost of shares redeemed	(115,889)	(221,285)	(47,897)	(53,961)
Change in net assets resulting from Class I capital transactions	(89,916)	(23,470)	(4,693)	65,527
Class R6
Proceeds from shares issued	9,964	71,118	—	—
Distributions reinvested	—	6,999	—	—
Cost of shares redeemed	(120,002)	(109,408)	—	—
Change in net assets resulting from Class R6 capital transactions	(110,038)	(31,291)	—	—
Total change in net assets resulting from capital transactions	$(207,383)	$(62,353)	$(3,299)	$69,424
SHARE TRANSACTIONS:
Class A
Issued	20	188	380	683
Reinvested	—	139	—	—
Redeemed	(391)	(764)	(278)	(395)
Change in Class A Shares	(371)	(437)	102	288
Class C
Issued	4	27	27	48
Reinvested	—	34	—	—
Redeemed	(67)	(82)	(13)	(20)
Change in Class C Shares	(63)	(21)	14	28
Class I
Issued	1,479	7,897	3,251	9,115
Reinvested	—	1,747	—	—
Redeemed	(6,633)	(11,277)	(3,613)	(4,127)
Change in Class I Shares	(5,154)	(1,633)	(362)	4,988
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Specialty Funds	April 30, 2023

	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
SHARE TRANSACTIONS: (continued)
Class R6
Issued	551	3,442	—	—
Reinvested	—	315	—	—
Redeemed	(6,757)	(5,591)	—	—
Change in Class R6 Shares	(6,206)	(1,834)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Specialty Funds	25

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Six Months Ended April 30, 2023 (Unaudited)	$17.38	$0.16	$(0.95)	$(0.79)	$—	$—	$—
Year Ended October 31, 2022	23.65	(0.25)	(3.70)	(3.95)	—	(2.32)	(2.32)
Year Ended October 31, 2021	20.54	(0.46)	4.46	4.00	—	(0.89)	(0.89)
Year Ended October 31, 2020	17.34	(0.29)	3.49	3.20	—	—	—
Year Ended October 31, 2019	18.22	— (h)	(0.55)	(0.55)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.13	(0.21)	0.53	0.32	—	(0.23)	(0.23)
Class C
Six Months Ended April 30, 2023 (Unaudited)	16.56	0.11	(0.90)	(0.79)	—	—	—
Year Ended October 31, 2022	22.75	(0.32)	(3.55)	(3.87)	—	(2.32)	(2.32)
Year Ended October 31, 2021	19.88	(0.56)	4.32	3.76	—	(0.89)	(0.89)
Year Ended October 31, 2020	16.87	(0.39)	3.40	3.01	—	—	—
Year Ended October 31, 2019	17.83	(0.08)	(0.55)	(0.63)	—	(0.33)	(0.33)
Year Ended October 31, 2018	17.83	(0.29)	0.52	0.23	—	(0.23)	(0.23)
Class I
Six Months Ended April 30, 2023 (Unaudited)	17.77	0.18	(0.96)	(0.78)	—	—	—
Year Ended October 31, 2022	24.08	(0.20)	(3.79)	(3.99)	—	(2.32)	(2.32)
Year Ended October 31, 2021	20.84	(0.42)	4.55	4.13	—	(0.89)	(0.89)
Year Ended October 31, 2020	17.58	(0.27)	3.56	3.29	(0.03)	—	(0.03)
Year Ended October 31, 2019	18.43	0.07	(0.59)	(0.52)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.28	(0.16)	0.54	0.38	—	(0.23)	(0.23)
Class R6
Six Months Ended April 30, 2023 (Unaudited)	18.15	0.20	(0.99)	(0.79)	—	—	—
Year Ended October 31, 2022	24.48	(0.15)	(3.86)	(4.01)	—	(2.32)	(2.32)
Year Ended October 31, 2021	21.13	(0.37)	4.61	4.24	—	(0.89)	(0.89)
Year Ended October 31, 2020	17.83	(0.21)	3.59	3.38	(0.08)	—	(0.08)
Year Ended October 31, 2019	18.63	0.17	(0.64)	(0.47)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.44	(0.12)	0.54	0.42	—	(0.23)	(0.23)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

	April 30, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	1.27%	1.77%	1.82%	1.81%	1.79%	1.82%
Class C	1.76%	2.27%	2.31%	2.32%	2.28%	2.32%
Class I	1.01%	1.53%	1.57%	1.57%	1.53%	1.57%
Class R6	0.96%	1.26%	1.31%	1.31%	1.29%	1.32%
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class A	1.71%	1.83%	1.83%	1.86%	1.90%	1.90%
Class C	2.20%	2.34%	2.32%	2.38%	2.39%	2.40%
Class I	1.45%	1.59%	1.58%	1.61%	1.64%	1.65%
Class R6	1.20%	1.33%	1.32%	1.35%	1.39%	1.38%

(g)	Interest expense on securities sold short is 0.21%.
(h)	Amount rounds to less than $0.005.
(i)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Specialty Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(e)(f)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)(c)	Portfolio turnover rate (including securities sold short)(c)

$16.59	(4.55)%	$8,010	1.80%	1.89%	2.24%	265%	525%
17.38	(18.53)	14,837	2.40	(1.26)	2.46	943	1,864
23.65	19.94	30,516	2.66 (g)	(2.08)	2.67	548	1,013
20.54	18.45	20,914	2.28	(1.54)	2.33	511	1,058
17.34	(3.10)	19,352	2.25	0.00 (i)	2.36	636	1,232
18.22	1.80	50,803	2.55	(1.11)	2.63	548	995

15.77	(4.77)	3,571	2.27	1.33	2.71	265	525
16.56	(18.95)	4,799	2.89	(1.71)	2.96	943	1,864
22.75	19.37	7,079	3.15 (g)	(2.57)	3.16	548	1,013
19.88	17.84	4,596	2.79	(2.12)	2.85	511	1,058
16.87	(3.62)	2,599	2.74	(0.45)	2.85	636	1,232
17.83	1.32	3,544	3.05	(1.61)	3.13	548	995

16.99	(4.39)	166,102	1.53	2.10	1.97	265	525
17.77	(18.35)	265,338	2.15	(1.00)	2.21	943	1,864
24.08	20.28	398,771	2.41 (g)	(1.84)	2.42	548	1,013
20.84	18.71	226,048	2.04	(1.38)	2.08	511	1,058
17.58	(2.89)	132,665	1.99	0.40	2.10	636	1,232
18.43	2.12	151,261	2.30	(0.87)	2.38	548	995

17.36	(4.35)	79,753	1.49	2.20	1.73	265	525
18.15	(18.11)	196,032	1.89	(0.73)	1.96	943	1,864
24.48	20.54	309,288	2.15 (g)	(1.57)	2.16	548	1,013
21.13	19.01	233,958	1.78	(1.09)	1.82	511	1,058
17.83	(2.59)	164,419	1.75	0.91	1.85	636	1,232
18.63	2.32	56,436	2.05	(0.66)	2.11	548	995
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Specialty Funds	27

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Research Market Neutral Fund
Class A
Six Months Ended April 30, 2023 (Unaudited)	$12.08	$0.14	$0.52	$0.66	$—
Year Ended October 31, 2022	12.41	(0.10)	(0.23)	(0.33)	—
Year Ended October 31, 2021	13.01	(0.21)	0.52	0.31	(0.91)
Year Ended October 31, 2020	13.11	(0.20)	1.59	1.39	(1.49)
Year Ended October 31, 2019	14.29	(0.04)	0.31	0.27	(1.45)
Year Ended October 31, 2018	14.69	(0.11)	0.10	(0.01)	(0.39)
Class C
Six Months Ended April 30, 2023 (Unaudited)	10.74	0.10	0.45	0.55	—
Year Ended October 31, 2022	11.09	(0.14)	(0.21)	(0.35)	—
Year Ended October 31, 2021	11.77	(0.25)	0.48	0.23	(0.91)
Year Ended October 31, 2020	12.06	(0.23)	1.43	1.20	(1.49)
Year Ended October 31, 2019	13.32	(0.10)	0.29	0.19	(1.45)
Year Ended October 31, 2018	13.79	(0.17)	0.09	(0.08)	(0.39)
Class I
Six Months Ended April 30, 2023 (Unaudited)	12.96	0.16	0.56	0.72	—
Year Ended October 31, 2022	13.28	(0.06)	(0.26)	(0.32)	—
Year Ended October 31, 2021	13.82	(0.20)	0.57	0.37	(0.91)
Year Ended October 31, 2020	13.80	(0.19)	1.70	1.51	(1.49)
Year Ended October 31, 2019	14.93	— (h)	0.32	0.32	(1.45)
Year Ended October 31, 2018	15.30	(0.07)	0.09	0.02	(0.39)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

	April 30, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	0.89%	0.92%	0.93%	1.08%	1.22%	1.22%
Class C	1.40%	1.41%	1.43%	1.60%	1.73%	1.73%
Class I	0.64%	0.65%	0.68%	0.76%	0.96%	0.96%
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class A	1.08%	1.10%	1.16%	1.46%	1.62%	1.55%
Class C	1.58%	1.60%	1.67%	1.95%	2.09%	2.02%
Class I	0.83%	0.84%	0.89%	1.13%	1.32%	1.25%

(g)	Interest expense on securities sold short is 0.16%.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Specialty Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses (including dividend expense for securities sold short)(e)(f)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)(c)	Portfolio turnover rate (including securities sold short)(c)

$12.74	5.46%	$22,288	2.85%	2.24%	3.04%	45%	111%
12.08	(2.66)	19,898	2.77	(0.86)	2.95	100	252
12.41	2.72	16,867	2.99 (g)	(1.77)	3.22	119	307
13.01	11.97	18,205	3.23	(1.57)	3.61	224	531
13.11	2.01	14,276	3.69	(0.26)	4.09	125	356
14.29	(0.01)	14,973	3.50	(0.73)	3.83	131	252

11.29	5.12	1,702	3.36	1.75	3.54	45	111
10.74	(3.16)	1,476	3.27	(1.31)	3.46	100	252
11.09	2.29	1,211	3.49 (g)	(2.25)	3.73	119	307
11.77	11.36	1,949	3.75	(2.00)	4.10	224	531
12.06	1.52	3,731	4.20	(0.74)	4.56	125	356
13.32	(0.53)	6,155	4.01	(1.26)	4.30	131	252

13.68	5.56	139,603	2.57	2.47	2.76	45	111
12.96	(2.41)	136,972	2.45	(0.48)	2.64	100	252
13.28	3.01	74,112	2.74 (g)	(1.50)	2.95	119	307
13.82	12.26	121,285	2.91	(1.42)	3.28	224	531
13.80	2.27	27,694	3.43	0.01	3.79	125	356
14.93	0.20	34,927	3.24	(0.47)	3.53	131	252
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Specialty Funds	29

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 2 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Opportunistic Equity Long/Short Fund	Class A, Class C, Class I and Class R6	Non-Diversified
JPMorgan Research Market Neutral Fund	Class A, Class C and Class I	Diversified
The investment objective of JPMorgan Opportunistic Equity Long/Short Fund (“Opportunistic Equity Long/Short Fund”) is to seek capital appreciation.
The investment objective of JPMorgan Research Market Neutral Fund (“Research Market Neutral Fund”) is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

30	J.P. Morgan Specialty Funds	April 30, 2023

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Funds are calculated on a valuation date.
Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.
Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Opportunistic Equity Long/Short Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$260,382	$—	$—	$260,382
Total Liabilities for Securities Sold Short (a)	$(44,536)	$—	$—	$(44,536)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Research Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$164,946	$—	$—	$164,946
Total Liabilities for Securities Sold Short (a)	$(122,346)	$—	$—	$(122,346)
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(159)	$—	$—	$(159)

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of April 30, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

April 30, 2023	J.P. Morgan Specialty Funds	31

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
The Funds did not lend out any securities during the six months ended April 30, 2023.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Opportunistic Equity Long/Short Fund
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (a) (b)	$176,262	$429,082	$523,786	$89	$9	$81,656	81,632	$3,200	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2023.

32	J.P. Morgan Specialty Funds	April 30, 2023

Research Market Neutral Fund
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (a) (b)	$30,961	$105,609	$100,780	$2	$— (c)	$35,792	35,782	$716	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2023.
(c)	Amount rounds to less than one thousand.
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Derivatives  — The Funds used derivative instruments including options and futures contracts in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to effectively manage the long and short equity exposures in the portfolio, manage duration, sector and yield curve exposures and credit and spread volatility.
The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.
The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Funds.

April 30, 2023	J.P. Morgan Specialty Funds	33

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Notes F(1) - F(2) below describe the various derivatives used by the Funds.
(1) Options — Opportunistic Equity Long/Short Fund purchased and/or sold ("wrote") put and call options on various instruments including currencies, futures, securities, options on indices and interest rate swaps ("swaptions") to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Fund's exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund's over-the-counter ("OTC") options are subject to master netting agreements.
The Fund may be required to post or receive collateral for OTC options. Cash collateral posted by the Fund is considered restricted.
(2) Futures Contracts — Research Market Neutral Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Fund also used index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

34	J.P. Morgan Specialty Funds	April 30, 2023

The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
Derivatives Volume
The table below discloses the volume of the Funds’ options and futures contracts activity during the six months ended April 30, 2023. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:
	Opportunistic Equity Long/ Short Fund	Research Market Neutral Fund
Futures Contracts:
Average Notional Balance Short	$—	$(3,755)
Ending Notional Balance Short	—	(6,493)
Exchange-Traded Options:
Average Number of Contracts Purchased	9	—
Ending Number of Contracts Purchased	64	—
The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.F.), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds.
The Funds' derivatives contracts held at April 30, 2023 are not accounted for as hedging instruments under GAAP.
G. Short Sales — Opportunistic Equity Long/Short Fund and Research Market Neutral Fund engaged in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.
The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Funds' custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.
The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Funds are obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.
The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.
As of April 30, 2023, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund had outstanding short sales as listed on their SOIs.
H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the

April 30, 2023	J.P. Morgan Specialty Funds	35

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
I. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended April 30, 2023 are as follows:
	Class A	Class C	Class I	Class R6	Total
Opportunistic Equity Long/Short Fund
Transfer agency fees	$1	$—(a )	$6	$1	$8
Research Market Neutral Fund
Transfer agency fees	2	—(a )	1	n/a	3

(a)	Amount rounds to less than one thousand.
J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of April 30, 2023, no liability for Federal income tax is required in the Funds'  financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Opportunistic Equity Long/Short Fund's and Research Market Neutral Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
K. Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid  at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Opportunistic Equity Long/Short Fund	1.05%(1)
Research Market Neutral Fund	0.35

(1)	Prior to November 1, 2022, the investment advisory fee was 1.20%.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

36	J.P. Morgan Specialty Funds	April 30, 2023

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended April 30, 2023, the effective annualized rate for the Funds was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C
Opportunistic Equity Long/Short Fund	0.25%	0.75%
Research Market Neutral Fund	0.25	0.75
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Opportunistic Equity Long/Short Fund	$1	$—
Research Market Neutral Fund	1	—
D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I
Opportunistic Equity Long/Short Fund	0.25%	0.25%	0.25%
Research Market Neutral Fund	0.25	0.25	0.25
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

April 30, 2023	J.P. Morgan Specialty Funds	37

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
F. Waivers and Reimbursements— The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R6
Opportunistic Equity Long/Short Fund	1.35%(1)	1.85%(1)	1.10%(1)	1.05%(1)
Research Market Neutral Fund	0.95	1.45	0.69	n/a

(1)	Prior to November 1, 2022, the contractual expense limitation was 1.85%, 2.35%, 1.60%, and 1.35% for Class A, Class C, Class I, and Class R6, respectively.
The expense limitation agreements were in effect for the six months ended April 30, 2023 and the contractual expense limitation percentages in the table above are in place until at least February 29, 2024.
For the six months ended April 30, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total
Opportunistic Equity Long/Short Fund	$171	$114	$242	$527
Research Market Neutral Fund	60	40	4	104
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2023 were as follows:

Opportunistic Equity Long/Short Fund	$169
Research Market Neutral Fund	39
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the six months ended April 30, 2023, the amount of these reimbursements were as follows:

Opportunistic Equity Long/Short Fund	$1
Research Market Neutral Fund	1
G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board  designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the six months ended April 30, 2023, Research Market Neutral Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

38	J.P. Morgan Specialty Funds	April 30, 2023

4. Investment Transactions
During the six months ended April 30, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Opportunistic Equity Long/Short Fund	$634,803	$752,118	$505,785	$634,188
Research Market Neutral Fund	66,517	54,253	83,583	67,399
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Opportunistic Equity Long/Short Fund *	$197,842	$21,137	$3,133	$18,004
Research Market Neutral Fund *	18,235	31,648	7,442	24,206

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.
At October 31, 2022, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
Capital Loss Carryforward Character
Short-Term
Opportunistic Equity Long/Short Fund	$36,767
Research Market Neutral Fund	27,620 *

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.
Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended October 31, 2022, the following Funds deferred to November 1, 2022 late year ordinary losses of:
Late Year Ordinary Loss Deferral

Opportunistic Equity Long/Short Fund	$2,783
Research Market Neutral Fund	288
During the year ended October 31, 2022, the following Fund utilized capital loss carryforwards as follows:
Capital Loss Utilized
Short-Term
Research Market Neutral Fund	$1,595
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II ("JPM II") and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended April 30, 2023.

April 30, 2023	J.P. Morgan Specialty Funds	39

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended April 30, 2023.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Prior to August 9, 2022, interest associated with any borrowing under the Credit Facility was charged to the borrowing fund at a rate of interest equal to the Applicable Margin, plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). Effective August 9, 2022, the Credit Facility was amended and restated for a term of 364 days, unless extended, and included a change in the interest associated with any borrowing as mentioned above.
The Funds did not utilize the Credit Facility during the six months ended April 30, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of April 30, 2023, the Funds had  individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Opportunistic Equity Long/Short Fund	5	72.8%
Research Market Neutral Fund	3	58.8
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds.
Since Opportunistic Equity Long/Short Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.
As of April 30, 2023, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund pledged substantially all of their assets to Citigroup Global Markets, Inc. for securities sold short. For the Funds, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citigroup Global Markets, Inc.

40	J.P. Morgan Specialty Funds	April 30, 2023

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world. The effects of this, or any future, pandemic to public health and business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

April 30, 2023	J.P. Morgan Specialty Funds	41

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2022, and continued to hold your shares at the end of the reporting period, April 30, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Actual	$1,000.00	$954.50	$8.72	1.80%
Hypothetical	1,000.00	1,015.87	9.00	1.80
Class C
Actual	1,000.00	952.30	10.99	2.27
Hypothetical	1,000.00	1,013.54	11.33	2.27
Class I
Actual	1,000.00	956.10	7.42	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Class R6
Actual	1,000.00	956.50	7.23	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
JPMorgan Research Market Neutral Fund
Class A
Actual	1,000.00	1,054.60	14.52	2.85
Hypothetical	1,000.00	1,010.66	14.21	2.85
Class C
Actual	1,000.00	1,051.20	17.09	3.36
Hypothetical	1,000.00	1,008.13	16.73	3.36
Class I
Actual	1,000.00	1,055.60	13.10	2.57
Hypothetical	1,000.00	1,012.05	12.82	2.57

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

42	J.P. Morgan Specialty Funds	April 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

April 30, 2023	J.P. Morgan Specialty Funds	43

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. April 2023.
SAN-SPEC-423

ITEM 2. CODE OF ETHICS.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
July 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
July 5, 2023

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
July 5, 2023